UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22819

                               ETFis Series Trust I
(Exact name of registrant as specified in charter)

1540 Broadway, 16th Floor
                               New York, NY 10036
(Address of principal executive offices) (Zip code)

ETFis Series Trust I

c/o Corporation Service Company

2711 Centerville Road, Suite 400

                               Wilmington, DE 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 593-4383

Date of fiscal year end: October 31

Date of reporting period: October 31 , 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ETFis Series Trust I

INFRACAP REIT PREFERRED ETF
VIRTUS CUMBERLAND MUNICIPAL BOND ETF
VIRTUS GLOVISTA EMERGING MARKETS ETF
VIRTUS INFRACAP U.S. PREFERRED STOCK ETF
VIRTUS LIFESCI BIOTECH CLINICAL TRIALS ETF
VIRTUS LIFESCI BIOTECH PRODUCTS ETF
VIRTUS NEWFLEET MULTI-SECTOR BOND ETF
VIRTUS WMC GLOBAL FACTOR OPPORTUNITIES ETF
INFRACAP MLP ETF

ANNUAL REPORT

October 31, 2018

Table of Contents

October 31, 2018

Shareholder Letter (unaudited)

October 31, 2018

Dear Fellow ETFis Funds Shareholder:

I am pleased to present this annual report for ETFis Series Trust I, which reviews the performance of the following funds within the Trust, including a recent addition, for the twelve months ended October 31, 2018:

•	InfraCap REIT Preferred ETF (PFFR)
•	Virtus Cumberland Municipal Bond ETF (CUMB)
•	Virtus Glovista Emerging Markets ETF (EMEM) - Commenced operations on November 7, 2017.
•	Virtus InfraCap U.S. Preferred Stock ETF (PFFA) - Commenced operations on May 15, 2018.
•	Virtus LifeSci Biotech Clinical Trials Fund (BBC)
•	Virtus LifeSci Biotech Products Fund (BBP)
•	Virtus Newfleet Multi-Sector Bond ETF (NFLT)
•	Virtus WMC Global Factor Opportunities ETF (VGFO)
•	InfraCap MLP ETF (AMZA)

The report provides financial statements and portfolio information for the above funds. For the funds with a performance history of more than six months, the report also provides commentary from the portfolio manager on how the fund performed relative to the markets in which it invests.

On behalf of Virtus ETF Advisers LLC (the “Adviser”) and our fund Sub-Advisers, thank you for your investment. If you have questions, please contact your financial adviser, or call 1-888-383-0553. We invite you to visit our website, www.virtusetfs.com, to learn more about the funds.

Sincerely,

William Smalley
President

ETFis Series Trust I

This material must be accompanies or preceded by the prospectus.

Management’s Discussion of Fund Performance (unaudited)

October 31, 2018

InfraCap REIT Preferred ETF

Management’s Discussion of Operations

Overview

The InfraCap REIT Preferred ETF (“the Fund”) seeks to track the investment results of an index composed of preferred shares listed on U.S. Exchanges and issued by Real Estate Investment Trusts, as represented by the Indxx REIT Preferred Stock Index (“the Index”). The Fund invests in a representative sample of securities included in the Index that collectively has a profile similar to the Index. Due to the use of representative sampling, the Fund may or may not own all of the securities that are included in the Index.

Update

In the fiscal year ended October 31, 2018, the Fund had a net loss of 2.72% on a market value basis (NYSE price change plus dividends). On a Net Asset Value (NAV) basis, the net loss was 2.60%.

Preferred shares tend to behave fixed income securities, and prices are influenced by changes in long-term interest rates. During the year, the yield on the 30-year U.S. Treasury bond rose 51 basis points, from 2.88% to 3.39%. Yields on preferred shares rose in response, with prices slipping accordingly.

The Fund was further influenced by relatively strong performance in the following three holdings: Chimera Investment Corp Cumulative Pfd. Registered Series B; Armour Residential Reit Inc. 7.875% Cumulative Pfd. Series B; and Invesco Mortgage Capital Inc. Cumulative Pfd. Series A.

The Fund’s total returns were negatively impacted by relatively weak performance in the following three holdings: CBL & Associates Properties Inc. 6 5⁄8% Perpetual; Farmland Partners Inc 6% Pfd. Registered Series B; and Hersha Hospitality Trust 6 1⁄2% Cumulated Pfd. Series D.

EXPOSURE BY SECTOR (%) as of 10/31/18
Mortgage REITs	30.60
Property REITs	69.40
Diversified	19.08
Storage	10.79
Office Property	1.08
Regional Malls	6.67
Shopping Centers	9.83
Health Care	4.91
Apartments	3.96
Hotels	6.25
Single Tenant	4.03
Warehouse/Industrial	2.07
Farmlands	0.73
Total	100.00

TOP 10 HOLDINGS (%) as of 10/31/18
Welltower Inc	4.9
Annaly Capital Management	4.0
Annaly Capital Management	2.2
Kimco Realty Corporation	2.2
KKR & Co Inc	2.0
Chimera Investment Corp	1.9
AGNC Investment Corp	1.8
Colony Capital Inc	1.7
National Realty Properties Inc	1.7
Arch Capital Group Ltd	1.7

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

InfraCap REIT Preferred ETF (continued)

EXPOSURE BY RATING (%) as of 10/31/18
A-	9.9%
BBB+	5.3%
BBB	23.6%
BBB-	6.7%
BB+	4.0%
BB	1.3%
BB-	2.1%
NR	47.0%

Credit quality ratings on underlying securities of the Fund are received from S&P, Moody’s, and Fitch and converted to the equivalent S&P major rating category. This breakdown is provided by Infrastructure Capital Advisors and takes the median rating of the three agencies when all three agencies rate a security, the lower of the two ratings if only two agencies rate a security, and one rating if that is all that is provided. Unrated securities do not necessarily indicate low quality. Below investment-grade is represented by a rating of BB and below. Ratings and portfolio credit quality may change over time.

Performance as of 10/31/2018

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Index REIT Preferred Stock Index[1]
1 Year	(2.60)%	(2.72)%	(1.69)%
Since Inception[2]	2.16%	2.16%	2.96%

1	The Indxx REIT Preferred Stock Index is a market cap weighted index designed to provide diversified exposure to high yielding liquid preferred securities issued by Real Estate Investment Trusts listed in the U.S. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	February 7, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.

Real Estate Investments: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

InfraCap REIT Preferred ETF (continued)

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Market Volatility: Securities in the Fund may go up or down in response to the prospects of individual companies and general economic conditions. Price changes may be short or long term.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

Virtus Cumberland Municipal Bond ETF

Management’s Discussion of Operations

For the fiscal year ended October 31, 2018, the Virtus Cumberland Municipal Bond ETF (the “Fund”) produced a negative 1% total return while the Fund’s benchmark index, the Bloomberg Barclays Municipal Bond Index (the “Index”), produced a negative 0.51% return. The Index is a market value-weighted index designed to represent the long-term investment-grade (bonds rated BBB/Baa and above) tax-exempt bond market.

For the fiscal year, the Fund paid quarterly dividends totaling 91.274 cents per share.

The Fund’s managers continued to invest with a “barbell” approach concentrating positions in tax-exempt bonds with both longer and shorter durations. This approach tends to struggle during periods when the yield curve flattens somewhat and was the primary detractor from Fund performance relative to the Index during the fiscal year.

At the close of the fiscal year, the Fund’s portfolio was well diversified across municipal issuers, the highest concentration by state was Massachusetts at 10.6% followed by New York at 8.6%. Kansas was represented by a single issuer and was the smallest concentration at 0.9%.

Performance as of 10/31/2018

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Bloomberg Barclays Municipal Bond Index[1]
1 Year	(1.00)%	(0.32)%	(0.51)%
Since Inception[2]	1.60%	1.83%	1.67%

1	The Bloomberg Barclays Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	January 17, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Municipal Market: Events negatively impacting a municipal security, or the municipal bond market in general, may cause the Fund to decrease in value.

State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

Tax Liability Risk: Noncompliant conduct by a municipal bond issuer, or adverse interpretations, could cause interest from a security to become taxable, subjecting shareholders to increased tax liability.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

Virtus Cumberland Municipal Bond ETF (continued)

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

Virtus Glovista Emerging Markets ETF

The Virtus Glovista Emerging Markets ETF (the “Fund”) (NYSE: EMEM) is an ETF that seeks to provide passive diversified exposure to stocks in “most favored” Emerging Market countries as identified by a proprietary quantitative methodology. The Fund passively replicates the Solactive Most Favored Nations Emerging Market Index (the “Index”). For the period covering from inception on November 7, 2017 and ended October 31, 2018 the Fund posted a negative 13.58% return compared with the Index’s return of negative 13.24%.

Emerging Market Equities in general have underperformed the S&P 500 and international developed market equities during the fiscal year ended October 31, 2018. After a strong performance in 2017 and January 2018, Emerging Market equities as an asset class encountered a challenging environment owing to: a deterioration in investor sentiment following adverse macroeconomic developments in Argentina and Turkey; an escalation in trade conflict between the United States and China; and a strengthening of the US Dollar on the back of a strong performance by the US economy.

It is important to note the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with foreign currencies then investments traded in that foreign currency will go down in value. This can have a negative effect on Fund performance. Conversely, if the U.S. dollar weakens in relation to a foreign currency then investments traded in that foreign currency will tend to increase in value, which can contribute to Fund performance. From the Fund’s inception through October 31, 2018, the U.S. dollar rose in value relative to most of the currencies relevant to the Fund. As a result, the Fund’s performance was negatively affected.

Key holdings that contributed to the Fund’s performance included American Movil, Taiwan Semiconductor Manufacturing Co. and Samsung Electronics. Conversely, HonHai Precision Industry, Naspers LTD. and Cia Hering were notable detractors from the Fund’s returns.

At fiscal year end the Fund’s portfolio was invested in 16 different countries, in line with the Index.

Performance as of 10/31/2018

	Cumulative Total Return
	Fund Net Asset Value	Fund Market Price	Solactive Most Favored Nations Emerging Markets Index (net)[1]
Since Inception[2]	(13.58)%	(13.27)%	(13.24)%

1	The Solactive Most Favored Nations Emerging Markets Index (net) is an index of stocks from most favored countries selected from a universe of large liquid Emerging Market countries (currently fifteen). The index is designed to provide diversified exposure to stocks within large liquid countries in Emerging Markets while avoiding exposure to the stocks within weakest countries based on Glovista’s proprietary quantitative methodology. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	November 7, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

Virtus Glovista Emerging Markets ETF (continued)

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

Virtus InfraCap U.S. Preferred Stock ETF

Management’s Discussion of Operations

Overview

Virtus InfraCap U.S. Preferred Stock ETF (“the Fund”) seeks current income and, secondarily, capital appreciation through an actively managed portfolio of high quality, U.S. preferred stocks. Callable preferred securities exhibiting a low or negative yield to call are generally excluded from the portfolio. The Fund utilizes options strategies and modest leverage to enhance income and total return.

Update

The Fund commenced operations on May 15, 2018, entering an environment of rising interest rates and stock market volatility. Since launch, the Federal Reserve has raised its benchmark interest rate twice for a total of 0.50%, and the stock market has had a wild ride, rising more than 8% and then falling more than 10%, before settling almost unchanged as of October 31, 2018. Rates on 10-year and 30-year U.S. Treasury bonds have risen modestly, as the yield curve flattens.

In the period from May 15, 2018 to October 31, 2018, the Fund’s market value total return (NYSE price change plus dividends) was 0.99%. The total return on Net Asset Value (NAV) was 1.02%. The Fund’s benchmark index, the S&P U.S. Preferred Stock Index, earned a total return of 0.49% during this period.

The portfolio composition emphasizes issuers that own long-lived assets that generate free cash flow. Preferred stocks issued by real estate investment trusts (REITs) and energy companies (primarily pipelines) comprised about 31% and 13% of total assets, respectively, at fiscal year-end. This compares to weightings of approximately 14% and 3% in the benchmark index. The Fund was underweight financial companies relative to the benchmark index (25% vs. 65% of total assets) but overweight mortgage REITs (20% vs. almost 4% of total assets). The Fund’s portfolio composition had limited impact on Fund returns relative to the Index during the period. The Fund manager believes the high level of liquidity in the mortgage-backed securities market presents a more moderate risk profile than that of traditional bank issuers.

Approximately 34% of total assets were fixed-to-floating rate preferred stocks at fiscal year-end. These securities have a fixed rate coupon at issue but become a floating rate security after a specified period of time, typically five or ten years after issuance. This structure provides investors with some protection from a rising rate environment while offering a higher current yield than that which is available on securities with coupon rates that float currently.

Dividend Payments

In the period ending October 31, the Fund initiated monthly dividend payments in the amount of $0.19 per share ($2.28 per year). Four payments, totaling $0.76 per share, were made. The Fund plans to continue paying monthly dividends but dividends are not guaranteed.

The Fund’s dividend policy will be reviewed on an annual basis with the expectation that the announced dividend rate can be sustained for a period of 12 – 24 months. The Fund’s dividend is expected to be covered by its investment company taxable income (which includes ordinary income and short-term capital gains less expenses). For the purpose of calculating income available for distribution, some cash payments from REITs or MLPs that are subsequently treated as Return of Capital for tax or GAAP purposes may be included. Expenses include an 80 basis point advisory fee, other miscellaneous fees and leverage costs.

The Fund seeks to maintain relatively stable monthly distributions although the amount of income earned by the Fund varies from period-to-period. To achieve this objective, the Fund may from time-to-time distribute less than the full amount of income earned during a specific period, withholding some income for distribution in future periods. Consequently, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period.

The Fund’s current indicated yield based on its closing price on the New York Stock Exchange on October 31, 2018 ($24.34) was 9.36%. The Fund’s current indicated yield based on its Net Asset Value (NAV) per share ($24.47) was 9.31%.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

Virtus InfraCap U.S. Preferred Stock ETF (continued)

Use of Leverage

As described in the Fund’s prospectus, the Fund may use modest leverage to help achieve its current income objective. The leverage ratio is expected to be maintained in a range of 10-35% of total assets over the long term. As of October 31, 2018, borrowing amounted to 20.1% of total assets.

During the period, the Fund’s leverage was a small but noticeable contributor to total returns.

The Fund’s cost of borrowing is rising, but borrowed funds still generate an attractive positive spread. The Fund borrows at a 120 basis point premium to the 3-month LIBOR rate. The 3-month LIBOR rate rose from 2.33% at launch to 2.54% at fiscal year-end.

Use of Options

As described in the prospectus, the Fund utilizes options strategies to boost the amount of income available to distribute to shareholders. The primary activity is covered call writing. The activity is focused on a small number of common stocks and ETFs owned by the Fund.

The Fund’s use of options provided a slight enhancement to total returns from inception to fiscal year end.

Outlook

The Fund manager believes the preferred stock asset class is inefficiently priced and offers active managers the opportunity to add to benchmark returns. Over the years, special emphasis will be placed on maximizing the Fund’s yield-to-call. Avoiding issues that are callable and trading at prices above the call price are intended to help assure that result. Many preferred stock investors, especially passive funds, ignore the risk of owning issues with a negative yield-to-call.

Fears of rising long-term interest rates are dominating fixed income investors’ market outlook today, but the Fund manager believes wide interest rate spreads over long-duration U.S. Treasury bonds offer substantial protection from rate rises. The Fund manager believes that the correlation between Treasury bond price moves and price swings in preferred stocks is likely to be moderated by the wide spreads.

Moreover, the Fund manager anticipates a better environment for long-duration fixed income securities than the current market consensus. U.S. inflation indicators suggest aggressive action by the Federal Reserve is unnecessary, and the Fund manager believes long-term U.S. interest rates remain very attractive to global investors. In a stable interest rate environment, preferred stock investors should earn very attractive risk-adjusted returns.

Performance as of 10/31/2018

	Cumulative Total Return
	Fund Net Asset Value	Fund Market Price	S&P U.S. Preferred Stock Index[1]
Since Inception[2]	1.02%	0.99%	0.49%

1	The S&P U.S. Preferred Stock Index measures performance of the U.S. preferred stock market. Preferred stocks pay dividends at a specified rate and receive preference over common stocks in terms of dividend payments and liquidation of assets. The index is calculated on a total return basis with dividend reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	May 15, 2018.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

Virtus InfraCap U.S. Preferred Stock ETF (continued)

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the fund’s NAV.

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Sector Focus: To the extent the Fund has significant exposure to one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For the fiscal period ended October 31, 2018, the Fund did not have six months of performance and therefore graph lines are not presented.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

Virtus LifeSci Biotech Clinical Trials ETF

For the fiscal year 2018 from 11/1/2017 through 10/31/18, the LifeSci Biotechnology Clinical Trials Index was down 1.81% compared to down 2.05% for the Virtus LifeSci Biotech Clinical Trials ETF (the “Fund”). There was also a .2972 cent dividend made to shareholders. Fund performance has significantly been influenced by exposure to biomedical gene therapies including ECYT and VKTX on the upside (Endocyte is being acquired by Swiss drug maker Novartis AG). Other positive contributors to performance included companies involved in NASH or Non-alcoholic Steatohepatitis. This progressive liver disease can destroy the organ and is projected to become the leading cause of all liver transplant needs in the near future. The Fund’s position in Madrigal Pharmaceuticals with its lead product, MGL-3196, exhibited positive results in early clinical trials and was a significant contributor to the Fund’s performance.

Immuno-Oncology, while a promising approach to treating cancer by exploiting the body’s own immune system to attach tumors, has proven to detract from the Fund’s performance. Companies such as GERN, which terminated a collaboration and license agreement with Janssen Biotech and Jounce Therapeutics, failed to produce positive stock performance. Other detractors of performance include, SGYP, PRTA, MLNT and Selecta Biosciences, SELB, which engages in the research and development of nanoparticle immunomodulatory drugs for the treatment and prevention of human diseases.

Some headwinds that were unexpected this year was the slowing of consolidation (M&A activity) in Biotech, as Healthcare companies need to grow and are sitting on historically large positions of cash. Going forward constituents of the LifeSci Biotechnology Clinical Trials Index are expected to exhibit compelling industry valuations vs. the broader market and strong corporate buybacks.

Performance as of 10/31/2018

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	LifeSci Biotechnology Clinical Trials Index[1]	S&P 500® Index[2]
1 Year	(2.05)%	(2.08)%	(1.81)%	7.35%
Since Inception[3]	2.29%	2.29%	2.83%	10.79%

1	The LifeSci Biotechnology Clinical Trials Index is designed to track the performance of U.S. listed biotechnology stocks with a lead drug in the clinical trial stage of development, typically a Phase 1, Phase 2 or Phase 3 trial, but prior to receiving marketing approval. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
3	December 16, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

Virtus LifeSci Biotech Clinical Trials ETF (continued)

Biotechnology Industry Risk: The Fund’s assets will be concentrated in investments in the securities of issuers engaged primarily in the biotechnology industry. Companies within the biotechnology industry spend heavily on research and development, which may not necessarily lead to commercially successful products in the near or long term. In order to fund operations, these companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. The biotechnology industry is also subject to significant governmental regulation, and the need for governmental approvals, including, without limitation, FDA approval. The securities of biotechnology companies, especially those of smaller or newer companies, tend to be more volatile than those of companies with larger capitalizations or markets generally.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

Virtus LifeSci Biotech Products ETF

For the fiscal year 2018 from 11/1/2017 through 10/31/18, the LifeSci Biotechnology Products Index was down 7.04% compared to down 7.49% for the Virtus LifeSci Biotech Products ETF (the “Fund”). There was a .0723 distribution made to shareholders.

Much of the focus in Biotech this year has benefited from strong drug discovery, compelling valuations after a poor performance last year and positive advancement in gene therapy.

The Fund underperformed some of its peers due to its relatively high weight in biomedical technologies in the gene editing space. Another negative contribution to performance was exposure to therapeutics, including cancer treatment drugs that target against tumor metabolism and immunity. Lastly, the Fund had solid performance via the major biotech averages due to its exposure to companies involved in immunology, strong drug pipelines and promising clinical trials data.

While the political climate in 2018 was just as volatile as last year, it did contribute to a more business friendly outlook for biotechnology companies. Large Capitalization and big pharmaceutical companies are still looking for less mature companies and technologies to invigorate their slowing drug pipelines. Stock buybacks put in some technical support for a number of stocks in the Biotech space as they look attractive due to their lower valuation than sector peers and the S&P 500 Index.

Positions that contributed to significant positive performance during the fiscal year include Sarepta Therapeutics, Inc. (SRPT), Neurocrine Biosciences, Inc. (NBIX), Nektar Therapeutics, Inc. (NKTR) and Enanta Pharmaceuticals, Inc. (ENTA). Positions that detracted from performance during the fiscal year include Clovis Oncology, Inc. (CLVS), Tesaro, Inc. (TSRO), Puma Biotechnology, Inc. (PBYI) and Portola Pharmaceuticals, Inc. (PTLA).

Performance as of 10/31/2018

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	LifeSci Biotechnology Products Index[1]	S&P 500® Index[2]
1 Year	(7.49)%	(7.53)%	(7.04)%	7.35%
Since Inception[3]	10.54%	10.53%	11.37%	10.79%

1	The LifeSci Biotechnology Products Index is designed to track the performance of U.S. listed biotechnology stocks with at least one drug therapy approved by the U.S. Food and Drug Administration for marketing. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
3	December 16, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

Virtus LifeSci Biotech Products ETF (continued)

Biotechnology Industry Risk: The Fund’s assets will be concentrated in investments in the securities of issuers engaged primarily in the biotechnology industry. Companies within the biotechnology industry spend heavily on research and development, which may not necessarily lead to commercially successful products in the near or long term. In order to fund operations, these companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. The biotechnology industry is also subject to significant governmental regulation, and the need for governmental approvals, including, without limitation, FDA approval. The securities of biotechnology companies, especially those of smaller or newer companies, tend to be more volatile than those of companies with larger capitalizations or markets generally.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

Virtus Newfleet Multi-Sector Bond ETF

How did the markets perform during the Fund’s fiscal year ended October 31, 2018?

Performance of spread sectors was mixed during the fiscal year, with shorter duration sectors, led by corporate high yield and high yield bank loans, outperforming their longer duration counterparts. Within spread sectors, assets with longer duration underperformed on a total return basis, as yields rose and bond prices fell. Non-U.S. dollar-denominated securities and emerging markets high yield were the largest underperformers during the period.

The 12-month period presented multiple challenges, including several bouts of elevated volatility. Market participants continued to wrestle with periods of instability caused by geopolitical developments, trade rhetoric, mixed global economic signals, and the evolution of the various quantitative easing (QE) programs that began after the now decade-old financial crisis. During the period, oil prices continued their ascent, driven higher by the outlook for supply/demand dynamics. U.S. economic data stayed on a positive trend, which contrasted with other global economies.

As anticipated, the Federal Reserve (the Fed) raised its target rate 0.25% on four separate occasions during the 12 months to a range of 2.00% to 2.25%. Over the last 12 months, yields increased overall, but more so for shorter maturity bonds than for longer term securities.

What factors affected the Fund’s performance during its fiscal year?

The outperformance of shorter duration asset classes relative to most fixed income spread sectors was the key driver of the Fund’s outperformance for the fiscal year ended October 31, 2018.

Among fixed income sectors, the Fund’s allocations to corporate high yield, bank loans, and asset-backed securities were the largest positive contributors to performance for the fiscal year.

During the fiscal year, the Fund’s allocations to emerging market high yield and non-U.S. dollar-denominated securities were the largest detractors from performance.

Performance as of 10/31/2018

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Bloomberg Barclays U.S. Aggregate Bond Index[1]
1 Year	(1.62)%	(1.51)%	(2.05)%
Since Inception[2]	3.49%	3.43%	1.20%

1	The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis .The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	August 10, 2015.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

Virtus Newfleet Multi-Sector Bond ETF (continued)

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

Virtus WMC Global Factor Opportunities ETF

The Virtus WMC Global Factor Opportunities ETF (“the Fund”) (NYSE: VGFO) is an actively managed ETF that employs a dynamic, global multi-factor strategy that combines a quantitative investment approach with active management. Wellington Management’s proprietary factors are used to drive stock selection within four distinct world regions — the U.S., Japan, Europe, and Emerging Markets — to create a diversified portfolio which seeks to adapt to changes in the risk environment.

While global equity returns were flat over the trailing twelve month period ended October 31, 2018, as measured by the MSCI All Country World Index, there was a large divide between the performances of underlying equity markets. U.S. equities significantly outperformed, while Japanese, European, and Emerging Market equities posted negative returns. Equity markets globally experienced a resurgence of volatility during the period. Strong equity fundamentals and continued economic growth encouraged optimism. However, rising global trade tensions, political risk in Europe and expected monetary policy tightening provoked concerns that the recent “bull run” in equities might be nearing its end.

During the fiscal year ended October 31, 2018, the Fund’s net asset value declined by 0.11%, outperforming its benchmark, the MSCI All Country World Index (Net), which declined by 0.52%. The most significant contributor to Fund relative outperformance was positioning within Emerging Markets, while positioning in the United States was the most significant relative detractor.

Within Emerging Markets, exposure to quality names, such as Infosys Limited (Information Technology) contributed to outperformance. The Fund also benefited from being underweight underperforming Emerging Market momentum names such as Tencent (Communication Services) and Alibaba (Consumer Discretionary). In the United States, underweight exposure to outperforming momentum names, such as Microsoft (Information Technology) and Amazon.com (Consumer Discretionary) detracted from performance. Not owning Apple (Information Technology) also detracted on a relative basis. Positions in Tencent and Alibaba were eliminated prior to the end of the period.

Performance as of 10/31/2018

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	MSCI AC World Index (net)[1]
1 Year	(0.11)%	(0.36)%	(0.52)%
Since Inception[2]	0.26%	0.45%	0.24%

1	The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	October 10, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the fund’s NAV.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

Virtus WMC Global Factor Opportunities ETF (continued)

Geographic Concentration: Events negatively affecting the fiscal stability of a state, country, or region will cause the value of the Fund’s shares to decrease. Because the Fund concentrates its assets in a state, country, or region, the Fund is more vulnerable to those areas’ financial, economic, or other political developments.

Equity REITs: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

InfraCap MLP ETF

Management’s Discussion of Operations

Overview

InfraCap MLP ETF (“the Fund”) seeks total return. The Fund is an actively managed portfolio of high quality, midstream energy master limited partnerships (MLPs) and related general partners. The Fund also utilizes options strategies and modest leverage to enhance income and total return. As a result, some of the Fund’s performance, both positive and negative, can be attributed to these strategies.

The Fund focuses on the midstream MLP sector because most of these companies have a long-term history of relatively stable and growing cash distributions. These companies are typically involved in the production, gathering, transportation, storage, and processing of oil, natural gas, natural gas liquids and refined products.

Update

In the twelve months ended October 31, 2018, there were many signs of improving fundamentals for the U.S. energy infrastructure industry. Global economic growth accelerated, driving strong demand for crude oil, natural gas and related products. Crude oil prices showed strength, leading to a brisk level of activity in U.S. oil fields. U.S. domestic crude oil production rose from 10 million to more than 11 million barrels per day. A shortage of crude oil pipeline transportation capacity plagued producers, and a shortage of natural gas pipeline capacity led to a surge in gas prices. Export activity became a significant contributor to growth in the U.S. energy industry. As the year ended, the industry was gathering momentum for an extended phase of expansion.

Despite improving fundamentals, the industry continued the trend toward simplification, with nine companies consolidating the general partners with the limited partners and extinguishing the incentive distribution rights (IDRs). The outcome was an improvement in the industry’s financial position, with reduced leverage, better coverage of distributions, the elimination of the IDRs, and a backlash from selling shareholders that did not like the resulting distribution cuts.

In the fiscal year ended October 31, 2018, the Fund had a net loss of 7.30% on a market value basis (NYSE price change plus dividends). On a net asset value (NAV) basis, the net loss was 7.65%. The Fund’s benchmark index, the Alerian MLP Infrastructure Index, had a net loss of 5.13% during this period. During this same period, the total return on the S&P 500 index was 7.35%.

The Fund’s holdings in Marathon Petroleum Corporation and Phillips 66 were both additive to total returns. Although the Fund was slightly underweight Enbridge Energy Partners, the Fund’s total return was still negatively impacted by that holding’s relatively sizable exposure to an adverse ruling by the Federal Energy Regulatory Commission (FERC).

The Fund manager believes the industry is at an inflection point, ending a period of widespread distribution cuts resulting from restructurings and entering a period of growth for the industry’s distributions to investors. Importantly, the Fund manager believes that elimination of IDR payments is likely to create an environment of improved governance, where the interests of the limited partners is paramount. The Fund manager also believes that the weighted-average distribution for the companies owned by the Fund is expected to increase by over 7% in 2019.

Dividend Payments

In January 2018, the Fund’s annual dividend rate was reduced to $1.32 per share ($0.11 per month) from a rate of $2.08 per year ($0.52 per quarter). The reset was based on distributable cash flow (DCF) projections made at the time, and the dividend was expected to be covered by DCF. Actual results fell short of projections, as widespread distribution cuts in the sector had a negative impact on the Fund’s investment income. Consequently, the distribution was not fully covered in subsequent periods, and the Fund paid out a return of capital to cover the shortfall.

The distribution of return of capital to meet the targeted dividend rate exacerbated the decline in the Fund’s NAV related to the sector’s poor stock performance. In an environment of positive stock returns, NAV per share may be sustained despite the distribution of net capital. But during three of the Fund’s four years of existence, the midstream stock sector has had negative returns.

The dividend rate is reviewed on an annual basis, with the expectation that the dividend rate can be sustained for 12 – 24 months. An important consideration in determining the level of dividend payments is the estimated amount of DCF, which is investment income less expenses. Investment income includes cash distributions from master limited partnerships, dividends received from stocks, and net realized gains (losses) from written and purchased options contracts. Expenses include advisory fees, other miscellaneous fees and leverage costs. Capital gains and losses on securities positions are not included in the DCF calculation regardless of whether the position was the result of an open market purchase or through the exercise of options in the Fund.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

InfraCap MLP ETF (continued)

The Supplemental Financial Data table includes the calculation of DCF and should be reviewed as part of this discussion. It should be noted that this calculation differs from the Statement of Operations because of the following factors: 1) GAAP does not include MLP distributions in investment income because these distributions are typically treated as return of capital; and 2) GAAP does not include net realized gains (losses) on written and purchased options contracts as investment income but reports them separately as realized and unrealized gains (losses). The Supplemental Financial Data table also includes a calculation of the dividend coverage ratio. It indicates the portion of the dividend that was covered by cash income and option premium income. The coverage ratio is calculated by dividing DCF by total distributions paid.

Use of Leverage

The Fund’s policy is to maintain its leverage ratio in a range of 10-33 1⁄3% of total assets over the long term. Additional leverage may be used when attractive investment opportunities arise but such leverage would be reduced over time. This leverage policy is consistent with the Fund’s investment objective to seek total return. Total leverage represented 32.7% of net assets at year-end, which was near the high-end of the long-term target range.

The Fund’s use of leverage was a significant detractor from the Fund’s total returns as the industry, and many of the Fund’s holdings, delivered weak performance during the period.

During the Fund’s fiscal year, the Federal Reserve hiked the Federal funds rate four times for a total increase of 100 basis points. The Fund’s borrowing cost moved commensurately higher with the effective rate, averaging 3.31% as compared to 2.37% in the prior year. The borrowing rate at the end of the fiscal year was 3.74%. In comparison, the average yield on midstream stocks, as measured by the Alerian MLP Infrastructure Index, was 8.16% at the end of the fiscal year. The Fund manager believes the spread over the cost of funds justifies continued borrowing.

Use of Options

The Fund writes call and put option premium on securities to generate additional income for distribution to investors. The primary activity is writing “covered” calls on positions held by the Fund. It may also use options for hedging purposes.

During the year, the Fund manager modified its option strategies in response to changing market conditions. A high level of volatility in the stock sector, in combination with a decreased level of correlation between the stock sector and commodity markets, added risk to market hedges. At the same time, consolidation activity in the midstream sector led to increased liquidity in the single-stock options market, with new opportunities being created.

The primary change in strategy was an increased emphasis on writing short-duration, covered call options. This change was made possible by the increased availability of weekly option issues on midstream stocks, which was one of the consequences of the high level of merger and acquisition activity in the sector. Larger companies typically have more liquid markets for issued options. Positions in ETFs tied to commodity prices, and their related options, were phased out over the second half of the fiscal year.

The Fund has a weighting of almost 55% in stocks with liquid options names and weekly calls. During the fiscal year, the average maturity of the option portfolio was reduced from about 40 days to 20 or fewer days. The Fund manager’s objective is to use options to reduce risk while adding income, and the increased liquidity in midstream options makes it easier to accomplish this objective. Activity involving the commodity-related ETFs became risk additive and was eliminated.

During the period, the Fund’s use of options was substantially beneficial to the Fund’s total return.

Outlook

The U.S. energy industry has entered a golden age of surging crude oil and natural gas production, earning a leadership role in the global economy. The backlog of demand for pipeline capacity, storage and processing facilities is building, and midstream MLPs are the beneficiaries. The Fund manager believes that strong cash flow growth and increasing distributions to investors are likely over the next several years.

The Fund was in a taxable loss position at the end of the year, so taxable income in future periods may be sheltered by these realized and unrealized losses. Moreover, as a C-corporation, the Fund is a beneficiary of the tax reform act of 2017, which lowered the corporate tax rate from 35% to 21%.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

InfraCap MLP ETF (continued)

Performance as of 10/31/2018

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Alerian MLP Infrastructure Index[1]	S&P 500® Index[2]
1 Year	(7.65)%	(7.32)%	(0.54)%	7.35%
Since Inception[3]	(14.87)%	(14.82)%	(10.03)%	10.70%

1	The Alerian MLP Infrastructure Index is a composite of energy infrastructure Master Limited Partnerships (MLPs), whose constituents earn the majority of their cash flow from the transportation, storage, and processing of energy commodities. The index is calculated using a float-adjusted, capitalization-weighted methodology on a total-return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
3	October 1, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Interest Rate Risk: As yield-based investments, MLPs carry interest rate risk and may underperform in rising interest rate environments. Additionally, when investors have heightened fears about the economy, the risk spread between MLPs and competing investment options can widen, which may have an adverse effect on the stock price of MLPs. Rising interest rates may increase the potential cost of MLPs financing projects or cost of operations, and may affect the demand for MLP investments, either of which may result in lower performance by or distributions from the Fund’s MLP investments.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Short Sales: The Fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

InfraCap MLP ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2018

InfraCap MLP ETF (continued)

Supplemental Financial Data

The information presented below regarding Distributable Cash Flow is supplemental non — GAAP financial information, which is meaningful to understanding the operating performance of the Fund. DCF is the functional equivalent of EBITDA for non — investment companies. The Fund manager believes it is an important supplemental measure of performance. This information is supplemental, is not inclusive of required financial disclosures (such as Total Expense Ratio), and should be read in conjunction with our full financial statements.

	Year ended Oct 31, 2018	Year ended Oct 31, 2017	Year ended Oct 31, 2016
Investment Income
Distributions from master limited partnerships	$53,597,522	$28,081,000	$4,391,084
Dividend income (net of foreign withholding taxes)	2,774,933	764,352	354,815
Net realized gain (loss) from written and purchased option contracts	40,949,800	24,504,456	3,057,069
Total Investment Income	97,322,255	53,349,808	7,802,968
Operating Expenses
Sub-Advisory Fees	5,771,439	3,225,917	515,252
Franchise Tax Expense	12,675	5,088	—
Total	5,784,114	3,231,005	515,252
Distributable cash flow before leverage costs	91,538,141	50,118,803	7,287,716
Dividend and interest expenses	8,734,418	3,203,804	339,703
Distributable Cash Flow	$82,803,723	$46,914,999	$6,948,013
Distributions to Shareholders	$119,404,506	$78,416,009	11,752,009
Dividend Coverage Ratio	69%	60%	60%

	3 months ended Oct 31, 2018	3 months ended Jul 31, 2018	3 months ended Apr 30, 2018	3 months ended Jan 31, 2018
Investment Income
Distributions from master limited partnerships	$13,976,449	$12,705,022	$13,465,490	$13,450,561
Dividend income (net of foreign withholding taxes)	1,525,333	582,968	422,372	244,260
Net realized gain (loss) from written and purchased option contracts	8,394,080	10,619,883	10,836,979	11,098,858
Total Investment Income	23,895,862	23,907,873	24,724,841	24,793,679
Operating Expenses
Sub-Advisory Fees	1,534,826	1,510,183	1,352,869	1,373,561
Franchise Tax Expense	12,675	—	—	—
Total	1,547,501	1,510,183	1,352,869	1,373,561
Distributable cash flow before leverage costs	22,348,361	22,397,690	23,371,972	23,420,118
Dividend and interest expenses	3,649,138	1,963,119	1,426,153	1,696,008
Distributable Cash Flow	$18,699,223	$20,434,571	$21,945,819	$21,724,110
Distributions to Shareholders	$27,284,506	$27,945,500	$25,954,500	$38,220,000
Dividend Coverage Ratio	69%	73%	85%	57%

Portfolio Composition

October 31, 2018 (unaudited)

Asset Allocation as of 10/31/2018 (based on net assets)

InfraCap REIT Preferred ETF
Real Estate	68.2%
Financials	30.1%
Other Assets in Excess of Liabilities	1.7%
Total	100.0%

Virtus Cumberland Municipal Bond ETF
Municipal Bonds	97.9%
Other Assets in Excess of Liabilities	2.1%
Total	100.0%

Virtus Glovista Emerging Markets ETF
Common Stocks	92.6%
Exchange Traded Fund	3.1%
Preferred Stocks	0.9%
Rights	0.0%*
Warrant	0.0%*
Other Assets in Excess of Liabilities	3.4%
Total	100.0%

*	Amount rounds to less than 0.05%.

Portfolio Composition (continued)

October 31, 2018 (unaudited)

Asset Allocation as of 10/31/2018 (based on net assets)

Virtus InfraCap U.S. Preferred Stock ETF
Financials	56.6%*
Real Estate	39.0%*
Energy	20.9%
Utilities	4.1%
Health Care	2.2%
Industrials	1.9%
Communication Services	0.5%
Purchased Options	0.0%**
Equity Fund	(1.3)%
Written Options	(0.2)%
Liabilities in Excess of Other Assets	(23.7)%
Total	100.0%

*	Amounts represent investments in particular sectors. No industry within these sectors represented more than 25% of the Fund’s total assets at the time of investment.
**	Amount rounds to less than 0.05%.

Virtus LifeSci Biotech Clinical Trials ETF
Health Care	97.1%
Money Market Fund	10.4%
Liabilities in Excess of Other Assets	(7.5)%
Total	100.0%

Virtus LifeSci Biotech Products ETF
Health Care	98.5%
Money Market Fund	11.1%
Liabilities in Excess of Other Assets	(9.6)%
Total	100.0%

Portfolio Composition (continued)

October 31, 2018 (unaudited)

Virtus Newfleet Multi-Sector Bond ETF
Corporate Bonds	35.9%
Foreign Bonds	21.8%
Term Loans	18.0%
Mortgage Backed Securities	11.1%
Asset Backed Securities	6.9%
U.S. Treasury Notes	3.0%
Other Assets in Excess of Liabilities	3.3%
Total	100.0%

Virtus WMC Global Factor Opportunities ETF
Common Stocks	97.6%
Preferred Stocks	1.9%
Right	0.0%*
Other Assets in Excess of Liabilities	0.5%
Total	100.0%

*    Amount rounds to less than 0.05%.

InfraCap MLP ETF
Energy	143.8%
Debt Fund	3.1%
Equity Fund	0.9%
Purchased Options	0.8%
Commodity Funds	(6.6)%
Written Options	(1.1)%
Liabilities in Excess of Other Assets	(40.9)%
Total	100.0%

Shareholder Expense Examples (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including advisory fees and other fund expenses, if any. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (May 1, 2018 to October 31, 2018), except as noted in footnotes below.

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Annualized Expense Ratios(2)	Expenses Paid During the Period
InfraCap REIT Preferred ETF
Actual	$1000.00	$1,017.18	0.45%	$2.29(3)
Hypothetical(1)	$1000.00	$1,022.94	0.45%	$2.29(4)
Virtus Cumberland Municipal Bond ETF
Actual	$1000.00	$999.96	0.59%	$2.97(3)
Hypothetical(1)	$1000.00	$1,022.23	0.59%	$3.01(4)
Virtus Glovista Emerging Markets ETF
Actual	$1000.00	$845.77	0.65%	$3.02(3)
Hypothetical(1)	$1000.00	$1,021.93	0.65%	$3.31(4)
Virtus InfraCap U.S. Preferred Stock ETF
Actual	$1000.00	$1,010.23	0.80%	$3.72(5)
Hypothetical(1)	$1000.00	$1,021.17	0.80%	$4.08(4)
Virtus LifeSci Biotech Clinical Trials ETF
Actual	$1000.00	$867.39	0.79%	$3.72(3)
Hypothetical(1)	$1000.00	$1,021.22	0.79%	$4.02(4)
Virtus LifeSci Biotech Products ETF
Actual	$1000.00	$902.26	0.79%	$3.79(3)
Hypothetical(1)	$1000.00	$1,021.22	0.79%	$4.02(4)
Virtus Newfleet Multi-Sector Bond ETF
Actual	$1000.00	$996.25	0.80%	$4.03(3)
Hypothetical(1)	$1000.00	$1,021.17	0.80%	$4.08(4)
Virtus WMC Global Factor Opportunities ETF
Actual	$1000.00	$942.62	0.49%	$2.40(3)
Hypothetical(1)	$1000.00	$1,022.74	0.49%	$2.50(4)
InfraCap MLP ETF
Actual	$1000.00	$956.34	0.95%	$4.68(3)
Hypothetical(1)	$1000.00	$1,020.42	0.95%	$4.84(4)

1	Assuming 5% return before expenses.
2	Annualized expense ratios reflect expenses net of waived fees or reimbursed expenses, if applicable.
3	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).
4	Hypothetical expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).
5	Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 169/365 (to reflect the period May 16, 2018 to October 31, 2018).

Schedule of Investments — InfraCap REIT Preferred ETF

October 31, 2018

Security Description	Shares	Value
PREFERRED STOCKS — 98.3%
Financials — 30.1%
AGNC Investment Corp., Series B, 7.75%	8,577	$217,942
AGNC Investment Corp., Series C, 7.00%	15,929	403,004
Annaly Capital Management, Inc., Series F, 6.95%	35,288	886,787
Annaly Capital Management, Inc., Series G, 6.50%	20,830	496,171
Apollo Global Management LLC, Series B, 6.38%	14,703	363,017
Arch Capital Group Ltd., Series F, 5.45%	16,174	364,562
ARMOUR Residential REIT, Inc., Series B, 7.88%	7,804	195,100
Capstead Mortgage Corp., Series E, 7.50%	12,656	313,236
Chimera Investment Corp., Series A, 8.00%	7,107	180,660
Chimera Investment Corp., Series B, 8.00%	15,929	412,083
Invesco Mortgage Capital, Inc., Series A, 7.75%	6,862	171,824
Invesco Mortgage Capital, Inc., Series C, 7.50%	14,091	350,020
KKR & Co., Inc., Series A, 6.75%	16,909	446,228
KKR & Co., Inc., Series B, 6.50%	7,597	198,054
New York Mortgage Trust, Inc., Series D, 8.00%	7,045	161,683
PennyMac Mortgage Investment Trust, Series A, 8.13%	5,636	139,773
PennyMac Mortgage Investment Trust, Series B, 8.00%	9,557	234,825
Two Harbors Investment Corp., Series A, 8.13%	7,045	181,831
Two Harbors Investment Corp., Series B, 7.63%	14,091	347,766
Two Harbors Investment Corp., Series C, 7.25%	14,458	350,751
Wells Fargo Real Estate Investment Corp., Series A, 6.38%	13,478	343,285
Total Financials		6,758,602
Real Estate — 68.2%
American Homes 4 Rent, Series D, 6.50%	13,172	315,074
American Homes 4 Rent, Series E, 6.35%	11,273	266,381
American Homes 4 Rent, Series F, 5.88%	7,597	169,413
American Homes 4 Rent, Series G, 5.88%	5,636	124,668
Ashford Hospitality Trust, Inc., Series F, 7.38%	5,881	136,086
Ashford Hospitality Trust, Inc., Series G, 7.38%	7,597	173,971
Ashford Hospitality Trust, Inc., Series H, 7.50%	4,656	108,950
Ashford Hospitality Trust, Inc., Series I, 7.50%	6,616	153,822
Boston Properties, Inc., Series B, 5.25%	9,802	237,699
Brookfield Property REIT, Inc., Series A, 6.38%	12,253	293,459
CBL & Associates Properties, Inc., Series D, 7.38%	22,239	341,369
CBL & Associates Properties, Inc., Series E, 6.63%	8,454	121,653
Cedar Realty Trust, Inc., Series C, 6.50%	6,126	130,729
Colony Capital, Inc., Series E, 8.75%	12,253	316,373
Colony Capital, Inc., Series H, 7.13%	14,091	318,034
Colony Capital, Inc., Series I, 7.15%	16,909	373,689
Colony Capital, Inc., Series J, 7.13%	15,500	342,550
Digital Realty Trust, Inc., Series C, 6.63%	9,863	258,805
Digital Realty Trust, Inc., Series I, 6.35%	12,253	315,760
Digital Realty Trust, Inc., Series J, 5.25%	9,802	216,232
EPR Properties, Series G, 5.75%	7,352	168,728
Farmland Partners, Inc., Series B, 6.00%	7,398	162,016
Federal Realty Investment Trust, Series C, 5.00%	7,352	174,095
Security Description	Shares	Value
PREFERRED STOCKS (continued)
Real Estate (continued)
Global Net Lease, Inc., Series A, 7.25%	6,630	$165,021
Hersha Hospitality Trust, Series D, 6.50%	9,437	199,121
Hersha Hospitality Trust, Series E, 6.50%	4,904	104,504
Kimco Realty Corp., Series I, 6.00%	19,604	488,532
Kimco Realty Corp., Series J, 5.50%	11,027	248,659
Kimco Realty Corp., Series K, 5.63%	8,577	196,671
Kimco Realty Corp., Series L, 5.13%	11,027	231,567
Kimco Realty Corp., Series M, 5.25%	12,963	270,149
LaSalle Hotel Properties, Series J, 6.30%	7,352	175,345
Monmouth Real Estate Investment Corp., Series C, 6.13%	13,599	326,376
National Retail Properties, Inc., Series E, 5.70%	14,091	335,507
National Retail Properties, Inc., Series F, 5.20%	16,909	366,249
National Storage Affiliates Trust, Series A, 6.00%	8,454	205,010
Pebblebrook Hotel Trust, Series D, 6.38%	6,126	148,628
Pennsylvania Real Estate Investment Trust, Series B, 7.38%	4,227	97,855
Pennsylvania Real Estate Investment Trust, Series C, 7.20%	8,454	189,708
Pennsylvania Real Estate Investment Trust, Series D, 6.88%	5,881	128,941
PS Business Parks, Inc., Series U, 5.75%	11,273	268,185
PS Business Parks, Inc., Series V, 5.70%	5,391	126,473
PS Business Parks, Inc., Series W, 5.20%	9,300	201,531
PS Business Parks, Inc., Series X, 5.25%	11,273	245,413
PS Business Parks, Inc., Series Y, 5.20%	9,802	211,037
Public Storage, Series A, 5.88%	5,682	144,096
Public Storage, Series B, 5.40%	8,972	212,726
Public Storage, Series C, 5.13%	5,981	137,443
Public Storage, Series D, 4.95%	9,719	214,984
Public Storage, Series E, 4.90%	10,467	229,646
Public Storage, Series F, 5.15%	8,374	190,843
Public Storage, Series G, 5.05%	8,972	206,356
Public Storage, Series V, 5.38%	14,803	346,242
Public Storage, Series W, 5.20%	14,953	341,676
Public Storage, Series X, 5.20%	6,729	153,219
QTS Realty Trust, Inc., Series A, 7.13%	5,244	131,100
SITE Centers Corp., Series A, 6.38%	8,577	201,817
SITE Centers Corp., Series J, 6.50%	9,802	228,877
Spirit Realty Capital, Inc., Series A, 6.00%	8,454	188,440
Summit Hotel Properties, Inc., Series E, 6.25%	7,842	179,974
Taubman Centers, Inc., Series K, 6.25%	8,332	197,052
Vornado Realty Trust, Series L, 5.40%	14,703	342,580
Vornado Realty Trust, Series M, 5.25%	15,659	343,245
Washington Prime Group, Inc., Series H, 7.50%	4,901	102,774
Welltower, Inc., Series I, 6.50%	17,607	1,084,591
Total Real Estate		15,327,719
TOTAL INVESTMENTS — 98.3%
(Cost $23,212,307)		22,086,321
Other Assets in Excess of Liabilities — 1.7%		382,150
Net Assets — 100.0%		$22,468,471

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — InfraCap REIT Preferred ETF (continued)

October 31, 2018

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Preferred Stocks	$22,086,321	$—	$—	$22,086,321
Total	$22,086,321	$—	$—	$22,086,321

There were no Level 3 securities as of October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Cumberland Municipal Bond ETF

October 31, 2018

Security Description	Principal	Value
MUNICIPAL BONDS — 97.9%
ALABAMA — 1.0%
Auburn University, Series A, 5.00%, 06/01/26 (Call 6/01/21)	$100,000	$107,167
ARIZONA — 5.2%
Arizona Department of Transportation State Highway Fund Revenue, Series A, 5.25%, 07/01/29 (Call 7/01/21)	200,000	215,800
City of Phoenix Civic Improvement Corp., Series A, 5.00%, 07/01/22 (Call 7/01/20)	130,000	136,085
Salt River Project Agricultural Improvement & Power District, Series A, 5.00%, 01/01/38 (Call 1/01/27)	200,000	223,544
Total Arizona		575,429
ARKANSAS — 1.9%
State of Arkansas, 5.00%, 04/01/20	200,000	208,092
CALIFORNIA — 5.7%
Beverly Hills Unified School District CA, 4.00%, 08/01/40 (Call 8/01/26)	150,000	153,610
California Health Facilities Financing Authority, Series A, 5.00%, 08/15/52 (Call 8/15/23)	100,000	106,688
County of Sacramento CA Airport System Revenue, 5.00%, 07/01/40 (Call 7/01/20)	200,000	208,894
State of California, 5.00%, 10/01/41 (Call 10/01/21)	150,000	161,129
Total California		630,321
COLORADO — 4.1%
City & County of Denver Co. Airport System Revenue, Series A, 5.00%, 11/15/31 (Call 11/15/26)	175,000	197,031
Regional Transportation District, Series A, 4.50%, 06/01/44 (Call 6/01/23)	250,000	259,630
Total Colorado		456,661
CONNECTICUT — 2.1%
State of Connecticut Clean Water Fund — State Revolving Fund, Series A, 5.00%, 05/01/27	200,000	235,884
DISTRICT OF COLUMBIA — 2.1%
District of Columbia, Series G, 5.00%, 12/01/36 (Call 12/01/21)	100,000	106,783
District of Columbia Water & Sewer Authority, Series A, 5.00%, 10/01/52 (Call 4/01/27)	110,000	121,090
Total District of Columbia		227,873
FLORIDA — 5.9%
Central Florida Expressway Authority, Series B, 4.00%, 07/01/38 (Call 7/01/26)	200,000	200,910
City of Tampa FL, Series A, 4.00%, 11/15/46 (Call 5/15/26)	100,000	97,689
Florida Housing Finance Corp., Series 1, (GNMA/FNMA/FHLMC), 3.80%, 07/01/47 (Call 1/01/27)	145,000	137,699
Orange County School Board, Series A, (AGC Insured), 5.50%, 08/01/34 (Call 8/01/19)	100,000	102,663
Sarasota County Public Hospital District, 5.00%, 07/01/37 (Call 7/01/28)	100,000	109,965
Total Florida		648,926
Security Description	Shares	Value
MUNICIPAL BONDS (continued)
GEORGIA — 2.0%
State of Georgia, Series C-1, 4.00%, 07/01/25	$200,000	$218,820
HAWAII — 4.7%
City & County Honolulu HI Wastewater System Revenue, Series A, 5.00%, 07/01/45 (Call 7/01/25)	150,000	164,948
State of Hawaii Department of Budget & Finance, Series A, 5.50%, 07/01/43 (Call 7/01/23)	200,000	218,414
State of Hawaii State Highway Fund, Series A, 5.00%, 01/01/28 (Call 7/01/24)	115,000	129,186
Total Hawaii		512,548
INDIANA — 2.2%
Ball State University, Series R, 5.00%, 07/01/36 (Call 7/01/27)	220,000	245,516
KANSAS — 0.9%
Geary County Unified School District No 475, Series A, 4.00%, 09/01/43 (Call 9/01/25)	100,000	100,233
LOUISIANA — 1.4%
State of Louisiana Gasoline & Fuels Tax Revenue, Series A, 4.50%, 05/01/39 (Call 5/01/25)	150,000	155,470
MAINE — 1.0%
Maine Turnpike Authority, 5.00%, 07/01/47 (Call 7/01/28)	100,000	111,078
MARYLAND — 3.1%
City of Baltimore MD, Series C, 3.00%, 07/01/19	185,000	186,138
University System of Maryland, Series A, 4.00%, 04/01/37 (Call 4/01/27)	150,000	154,428
Total Maryland		340,566
MASSACHUSETTS — 10.6%
Commonwealth of Massachusetts, (NATL Insured), 5.25%, 01/01/21	160,000	170,218
Commonwealth of Massachusetts, Series A, 4.50%, 12/01/43 (Call 12/01/21)	185,000	191,832
Commonwealth of Massachusetts, Series B, 5.00%, 08/01/25 (Call 8/01/20)	200,000	209,964
Massachusetts Development Finance Agency, Series M-4, 5.00%, 07/01/44 (Call 7/01/23)	105,000	111,858
Massachusetts Health & Educational Facilities Authority, Series I, 5.75%, 07/01/36 (Call 7/01/19)	150,000	153,817
Massachusetts School Building Authority, Series B, 5.00%, 10/15/41 (Call 10/15/21)	200,000	212,326
Massachusetts School Building Authority, Series B, 5.25%, 02/15/48 (Call 2/15/28)	100,000	113,089
Total Massachusetts		1,163,104
MICHIGAN — 2.5%
Michigan Finance Authority, 4.00%, 12/01/46 (Call 6/01/27)	75,000	72,538
Michigan State Housing Development Authority, Series A, 3.63%, 10/01/52 (Call 10/01/25)	120,000	107,581
Michigan State Housing Development Authority, Series A, 4.15%, 10/01/53 (Call 10/01/27)	100,000	98,007
Total Michigan		278,126

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Cumberland Municipal Bond ETF (continued)

October 31, 2018

Security Description	Principal	Value
MUNICIPAL BONDS (continued)
MISSOURI — 1.1%
Missouri Highway & Transportation Commission, Series A, 5.00%, 05/01/26	$100,000	$116,475
NEBRASKA — 2.7%
Omaha Public Power District, Series A, 4.00%, 02/01/42 (Call 12/01/27)	100,000	100,985
Omaha Public Power District, Series B, 4.00%, 02/01/39 (Call 8/01/24)	190,000	191,740
Total Nebraska		292,725
NEVADA — 2.9%
County of Clark NV, 5.00%, 11/01/24	150,000	170,496
Las Vegas Valley Water District, Series A, 4.00%, 02/01/38 (Call 2/01/27)	150,000	151,675
Total Nevada		322,171
NEW JERSEY — 2.4%
New Jersey Economic Development Authority, 5.00%, 06/15/46 (Call 6/15/23)	150,000	163,658
New Jersey Housing & Mortgage Finance Agency, Series D, 4.45%, 11/01/48 (Call 5/01/26)	100,000	96,312
Total New Jersey		259,970
NEW YORK — 8.6%
Metropolitan Transportation Authority, Series D, 5.00%, 11/15/43 (Call 11/15/23)	100,000	106,395
New York City Water & Sewer System, Series BB, 5.00%, 06/15/46 (Call 6/15/23)	150,000	160,971
New York City Water & Sewer System, Series DD, 5.00%, 06/15/39 (Call 6/15/24)	150,000	164,103
New York State Dormitory Authority, Series A, 5.00%, 07/01/43 (Call 7/01/23)	200,000	218,008
New York State Environmental Facilities Corp., Series A, 5.00%, 06/15/30 (Call 6/15/23)	100,000	109,741
New York State Housing Finance Agency, Series D, (SONYMA FNMA), 4.20%, 11/01/49 (Call 5/01/26)	75,000	75,335
Port Authority of New York & New Jersey, 6.13%, 06/01/94 (Call 6/01/24)	100,000	116,056
Total New York		950,609
OHIO — 2.1%
Ohio Housing Finance Agency, Series A, (GNMA/ FNMA/FHLMC), 4.10%, 03/01/42 (Call 9/01/26)	135,000	137,377
Ohio Housing Finance Agency, Series A, (GNMA/ FNMA/FHLMC), 4.00%, 09/01/48 (Call 9/01/27)	100,000	97,778
Total Ohio		235,155
OKLAHOMA — 0.9%
Oklahoma Development Finance Authority, (AGM Insured), 4.13%, 08/15/57 (Call 8/15/28)	100,000	97,815
PENNSYLVANIA — 3.4%
Berks County Municipal Authority, Series A-3, 5.50%, 11/01/31 (Call 11/01/19)	125,000	128,996
Security Description	Shares	Value
MUNICIPAL BONDS (continued)
PENNSYLVANIA — (continued)
City of Philadelphia PA, (AGM Insured), 4.00%, 08/01/39 (Call 8/01/27)	$75,000	$74,473
Commonwealth Financing Authority, (AGM), 4.00%, 06/01/39 (Call 6/01/28)	100,000	98,479
Delaware River Joint Toll Bridge Commission, 4.00%, 07/01/47 (Call 7/01/27)	75,000	75,106
Total Pennsylvania		377,054
PUERTO RICO — 1.1%
Commonwealth of Puerto Rico, Series A, (AGM Insured), 5.00%, 07/01/35 (Call 7/01/22)	120,000	126,895
TENNESSEE — 1.9%
Metropolitan Government of Nashville & Davidson County TN, 4.00%, 07/01/30 (Call 7/01/27)	100,000	105,853
Rutherford County Health & Educational Facilities Board, Series C, 5.00%, 11/15/47 (Call 11/15/21)	100,000	106,090
Total Tennessee		211,943
TEXAS — 5.9%
City of Houston TX Combined Utility System Revenue, Series D, 5.00%, 11/15/19	150,000	154,606
Grand Parkway Transportation Corp., Series B, 5.00%, 04/01/53 (Call 10/01/23)	100,000	107,463
Lower Colorado River Authority, 5.00%, 05/15/39 (Call 5/15/23)	150,000	161,840
Red River Education Finance Corp., 5.00%, 03/15/43 (Call 3/15/23)	205,000	221,144
Total Texas		645,053
UTAH — 1.0%
Salt Lake City Corp. Airport Revenue, Series B, 5.00%, 07/01/42 (Call 7/01/27)	100,000	109,479
VIRGINIA — 2.8%
County of Fairfax VA, Series A, (ST AID WITHHLDG), 4.00%, 10/01/36 (Call 4/01/27)	100,000	103,836
University of Virginia, Series A, 4.00%, 04/01/42 (Call 4/01/27)	200,000	203,286
Total Virginia		307,122
WASHINGTON — 3.1%
City of Seattle WA Water System Revenue, 4.00%, 08/01/35 (Call 2/01/27)	100,000	102,684
State of Washington, Series 2010-A, 5.00%, 08/01/28 (Call 8/01/19)	140,000	143,212
Washington State Convention Center Public Facilities District, 4.00%, 07/01/58 (Call 7/01/28)	100,000	92,875
Total Washington		338,771

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Cumberland Municipal Bond ETF (continued)

October 31, 2018

Security Description	Principal	Value
MUNICIPAL BONDS (continued)
WISCONSIN — 1.6%
State of Wisconsin, Series A, (ST APPROP), 6.00%, 05/01/36 (Call 5/01/19)	$100,000	$102,055
Wisconsin Health & Educational Facilities Authority, 4.00%, 12/01/46 (Call 11/01/26)	75,000	72,179
Total Wisconsin		174,234
Total Municipal Bonds
(Cost $10,945,168)		10,781,285
Security Description	Principal	Value
TOTAL INVESTMENTS — 97.9%
(Cost $10,945,168)		$10,781,285
Other Assets in Excess of Liabilities — 2.1%		228,492
Net Assets — 100.0%		$11,009,777

Abbreviations:

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

FHLMC — Federal Home Loan Mortgage Corp.

FNMA — Federal National Mortgage Association.

GNMA — Government National Mortgage Association.

NATL — National Public Finance Guarantee Corp.

SONYMA — State of New York Mortgage Agency.

ST AID WITHHLDG — State Aid Withholding.

ST APPROP — State Appropriation.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Municipal Bonds	$—	$10,781,285	$—	$10,781,285
Total	$—	$10,781,285	$—	$10,781,285

There were no Level 3 securities as of October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Glovista Emerging Markets ETF

October 31, 2018

Security Description	Shares	Value
Common Stocks — 92.6%
Brazil — 7.5%
Ambev SA(1)	13,585	$58,823
Atacadao Distribuicao Comercio e Industria Ltda	1,153	4,722
B2W Cia Digital*	537	4,978
B3 SA-Brasil Bolsa Balcao	5,923	42,240
Banco Bradesco SA(1)	9,552	87,592
Banco do Brasil SA	3,119	35,829
Banco Santander Brasil SA	9,416	106,773
BB Seguridade Participacoes SA	2,022	14,387
BR Malls Participacoes SA*	1,789	6,105
BRF SA*	1,607	9,457
CCR SA	2,410	7,104
Cia de Saneamento Basico do Estado de Sao Paulo	711	5,340
Cielo SA	2,358	8,364
CVC Brasil Operadora e Agencia de Viagens SA	305	4,639
Embraer SA(1)	350	7,794
Engie Brasil Energia SA	427	4,567
Equatorial Energia SA	415	7,582
Fibria Celulose SA	738	14,248
Gerdau SA(1)	2,161	9,400
Hapvida Participacoes e Investimentos SA*(2)	2,076	14,214
Hypera SA	829	6,634
IRB Brasil Resseguros SA	389	7,574
Itau Unibanco Holding SA(1)	9,478	124,825
Kroton Educacional SA	4,806	14,748
Localiza Rent a Car SA	1,083	8,367
Lojas Renner SA	2,047	20,682
Magazine Luiza SA	140	6,350
Multiplan Empreendimentos Imobiliarios SA	1,126	6,959
Petrobras Distribuidora SA	684	4,407
Petroleo Brasileiro SA(1)	6,554	97,130
Raia Drogasil SA	465	7,849
Rumo SA*	3,037	13,588
Sul America SA	811	5,404
Suzano Papel e Celulose SA	1,421	14,452
TIM Participacoes SA	1,678	5,226
Transmissora Alianca de Energia Eletrica SA	714	4,271
Ultrapar Participacoes SA	759	9,025
Vale SA(1)	9,625	145,338
Via Varejo SA	875	3,966
WEG SA	2,474	11,966
Total Brazil		972,919
Chile — 6.0%
Aguas Andinas SA Class A	34,601	17,997
AntarChile SA	1,038	15,480
Banco de Chile	291,926	40,437
Banco de Credito e Inversiones	520	32,694
Banco Santander Chile	760,887	55,842
Cencosud SA	17,463	36,348
Cia Cervecerias Unidas SA	2,001	24,875
Colbun SA	90,905	17,055
Empresa Nacional de Telecomunicaciones SA	1,557	11,313
Empresas CMPC SA	16,290	55,767
Empresas COPEC SA	4,653	65,221
Enel Americas SA	364,599	57,461
Enel Chile SA	380,402	33,110
Engie Energia Chile SA	6,815	11,337
Itau CorpBanca	1,922,522	17,816
Security Description	Shares	Value
Common Stocks (continued)
Chile (continued)
Latam Airlines Group SA	3,960	$36,014
Parque Arauco SA	8,457	19,185
SACI Falabella	12,834	96,809
Sociedad Matriz del Banco de Chile SA Class B	150,418	66,054
Sociedad Quimica y Minera de Chile SA(1)	1,420	62,210
Total Chile		773,025
China — 4.9%
AAC Technologies Holdings, Inc.	411	3,126
Agricultural Bank of China Ltd. Class H	16,865	7,398
Alibaba Group Holding Ltd.*(1)	467	66,445
Anhui Conch Cement Co. Ltd. Class H	681	3,517
ANTA Sports Products Ltd.	575	2,361
Autohome, Inc.(1)	67	4,849
Baidu, Inc.*(1)	153	29,079
Bank of China Ltd. Class H	49,280	20,989
Bank of Communications Co. Ltd. Class H	9,278	6,957
BeiGene Ltd.*(1)	35	4,408
BYD Co. Ltd. Class H	477	3,090
China CITIC Bank Corp. Ltd. Class H	5,077	3,140
China Communications Construction Co. Ltd. Class H	2,547	2,329
China Conch Venture Holdings Ltd.	924	2,592
China Construction Bank Corp. Class H	142,172	112,766
China Evergrande Group	1,071	2,554
China Life Insurance Co. Ltd. Class H	4,356	8,676
China Merchants Bank Co. Ltd. Class H	2,117	8,153
China Minsheng Banking Corp. Ltd. Class H	3,618	2,667
China Pacific Insurance Group Co. Ltd. Class H	1,619	6,028
China Petroleum & Chemical Corp. Class H	14,709	11,929
China Shenhua Energy Co. Ltd. Class H	1,926	4,362
China Telecom Corp. Ltd. Class H	8,193	3,866
Country Garden Holdings Co. Ltd.	3,362	3,597
Ctrip.com International Ltd.*(1)	165	5,491
Dali Foods Group Co. Ltd.(2)	8,000	5,713
ENN Energy Holdings Ltd.	443	3,765
Hengan International Group Co. Ltd.	376	2,977
Huazhu Group Ltd.(1)	569	14,885
Industrial & Commercial Bank of China Ltd. Class H	51,527	34,825
JD.com, Inc.*(1)	700	16,464
Momo, Inc.*(1)	93	3,122
NetEase, Inc.(1)	75	15,589
New China Life Insurance Co. Ltd. Class H	603	2,818
New Oriental Education & Technology Group, Inc.*(1)	64	3,745
PetroChina Co. Ltd. Class H	13,218	9,675
PICC Property & Casualty Co. Ltd. Class H	2,716	2,632
Ping An Insurance Group Co. of China Ltd. Class H	3,323	31,294
Shenzhou International Group Holdings Ltd.	390	4,307
Sinopharm Group Co. Ltd. Class H	663	3,196
Sunac China Holdings Ltd.	1,279	3,474
Sunny Optical Technology Group Co. Ltd.	360	3,122
TAL Education Group*(1)	105	3,043
Tencent Holdings Ltd.	3,734	127,134
Want Want China Holdings Ltd.	3,086	2,204
Wuxi Biologics Cayman, Inc.*(2)	281	2,001
Total China		626,354

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Glovista Emerging Markets ETF (continued)

October 31, 2018

Security Description	Shares	Value
Common Stocks (continued)
India — 0.9%
Axis Bank Ltd.*(3)	136	$5,358
Dr Reddy’s Laboratories Ltd.(1)	5	170
HDFC Bank Ltd.(1)	591	52,546
ICICI Bank Ltd.(1)	2,764	26,230
Larsen & Toubro Ltd.(3)	802	14,083
Mahindra & Mahindra Ltd.(3)	202	2,091
Reliance Industries Ltd.(2)(3)	246	7,023
State Bank of India*(3)	183	6,927
Tata Motors Ltd.*(1)	110	1,343
Vedanta Ltd.(1)	5	56
Total India		115,827
Indonesia — 6.8%
Adaro Energy Tbk PT	104,833	11,378
Astra International Tbk PT	163,581	85,005
Bank Central Asia Tbk PT	85,517	133,036
Bank Danamon Indonesia Tbk PT	79,025	38,596
Bank Mandiri Persero Tbk PT	154,784	69,743
Bank Negara Indonesia Persero Tbk PT	55,174	26,584
Bank Rakyat Indonesia Persero Tbk PT	1,008,482	208,960
Barito Pacific Tbk PT	59,094	7,288
Charoen Pokphand Indonesia Tbk PT	28,024	10,139
Gudang Garam Tbk PT	3,336	15,865
Hanjaya Mandala Sampoerna Tbk PT	64,582	15,846
Indah Kiat Pulp & Paper Corp Tbk PT	20,056	16,788
Indocement Tunggal Prakarsa Tbk PT	12,448	14,166
Indofood CBP Sukses Makmur Tbk PT	16,782	9,852
Indofood Sukses Makmur Tbk PT	32,483	12,767
Jasa Marga Persero Tbk PT	50,969	13,914
Kalbe Farma Tbk PT	140,262	12,640
Pabrik Kertas Tjiwi Kimia Tbk PT	8,237	5,581
Perusahaan Gas Negara Persero Tbk	70,790	10,337
Semen Indonesia Persero Tbk PT	20,902	12,374
Telekomunikasi Indonesia Persero Tbk PT	360,596	91,320
Unilever Indonesia Tbk PT	8,334	23,696
United Tractors Tbk PT	11,393	25,105
Total Indonesia		870,980
Malaysia — 7.6%
AirAsia Group Bhd	12,725	7,998
Alliance Bank Malaysia Bhd	8,008	7,578
AMMB Holdings Bhd	9,133	8,294
Axiata Group Bhd	49,210	40,102
British American Tobacco Malaysia Bhd	971	7,217
Bursa Malaysia Bhd	3,069	5,369
CIMB Group Holdings Bhd	57,958	79,226
Dialog Group Bhd	28,678	23,233
DiGi.Com Bhd	19,934	20,532
Fraser & Neave Holdings Bhd	805	6,483
Gamuda Bhd	11,592	6,621
Genting Bhd	14,387	25,236
Genting Malaysia Bhd	20,938	22,467
Genting Plantations Bhd	2,145	4,947
HAP Seng Consolidated Bhd	2,662	6,266
Hartalega Holdings Bhd	9,333	13,962
Hong Leong Bank Bhd	4,055	20,059
Hong Leong Financial Group Bhd	897	3,940
IHH Healthcare Bhd	41,352	49,411
IJM Corp. Bhd	18,817	7,330
Security Description	Shares	Value
Common Stocks (continued)
Malaysia (continued)
Inari Amertron Bhd	14,437	$6,762
IOI Corp. Bhd	15,067	16,203
Kuala Lumpur Kepong Bhd	2,558	15,234
Malayan Banking Bhd	40,272	91,333
Malaysia Airports Holdings Bhd	11,049	21,916
Malaysia Building Society Bhd	32,227	7,239
Maxis Bhd	12,794	15,991
MISC Bhd	6,283	9,159
Nestle Malaysia Bhd	373	12,818
Petronas Chemicals Group Bhd	15,902	35,532
Petronas Dagangan Bhd	1,324	8,226
Petronas Gas Bhd	3,809	16,640
PPB Group Bhd	3,683	14,751
Press Metal Aluminium Holdings Bhd	9,177	10,614
Public Bank Bhd	20,613	121,180
QL Resources Bhd	3,656	6,160
RHB Bank Bhd	21,264	26,577
Sime Darby Bhd	18,975	9,976
Sime Darby Plantation Bhd	24,216	30,440
SP Setia Bhd Group	10,303	5,170
Telekom Malaysia Bhd	17,714	10,075
Tenaga Nasional Bhd	31,804	111,726
Top Glove Corp. Bhd	5,279	7,494
YTL Corp. Bhd	18,141	4,595
Total Malaysia		982,082
Mexico — 6.7%
Alfa SAB de CV Class A	21,151	22,293
Alpek SAB de CV*	9,046	11,908
Alsea SAB de CV	2,163	5,531
America Movil SAB de CV Class L(1)	8,420	121,164
Arca Continental SAB de CV	3,900	19,612
Banco del Bajio SA(2)	4,785	9,406
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand Class B	13,939	17,382
Becle SAB de CV	2,267	2,785
Bolsa Mexicana de Valores SAB de CV	2,458	3,704
Cemex SAB de CV*(1)	4,931	24,852
Coca-Cola Femsa SAB de CV, Series L	2,069	11,801
Concentradora Fibra Danhos SA de CV	5,751	7,573
Corp. Inmobiliaria Vesta SAB de CV	2,436	2,974
El Puerto de Liverpool SAB de CV	778	4,930
Fibra Uno Administracion SA de CV	12,434	13,363
Fomento Economico Mexicano SAB de CV(1)	884	75,202
Gentera SAB de CV	6,552	5,309
GMexico Transportes SAB de CV(2)	16,279	22,287
Gruma SAB de CV Class B	837	8,735
Grupo Aeroportuario del Centro Norte SAB de CV	1,253	6,556
Grupo Aeroportuario del Pacifico SAB de CV Class B	1,386	11,466
Grupo Aeroportuario del Sureste SAB de CV Class B	809	13,447
Grupo Bimbo SAB de CV, Series A	5,803	10,870
Grupo Carso SAB de CV, Series A1	8,747	25,742
Grupo Cementos de Chihuahua SAB de CV	519	2,797
Grupo Comercial Chedraui SA de CV	3,687	6,518
Grupo Elektra SAB DE CV	847	35,849
Grupo Financiero Banorte SAB de CV Class O	12,843	70,660
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Glovista Emerging Markets ETF (continued)

October 31, 2018

Security Description	Shares	Value
Common Stocks (continued)
Mexico (continued)
Grupo Financiero Inbursa SAB de CV Class O	26,223	$33,990
Grupo Lala SAB de CV	9,561	8,355
Grupo Mexico SAB de CV, Series B	14,454	33,351
Grupo Televisa SAB(1)	2,406	34,598
Industrias Bachoco SAB de CV, Series B	2,448	8,979
Industrias Penoles SAB de CV	1,667	23,495
Infraestructura Energetica Nova SAB de CV	2,102	8,240
Kimberly-Clark de Mexico SAB de CV Class A	6,310	9,095
Macquarie Mexico Real Estate Management SA de CV*	2,967	2,889
Megacable Holdings SAB de CV	3,518	15,599
Mexichem SAB de CV	4,206	11,111
Nemak SAB de CV(2)	11,794	8,587
PLA Administradora Industrial S de RL de CV*	3,222	3,918
Prologis Property Mexico SA de CV	2,502	4,411
Promotora y Operadora de Infraestructura SAB de CV	1,555	14,151
Qualitas Controladora SAB de CV	1,694	3,413
Regional SAB de CV	1,341	6,531
Telesites SAB de CV*	13,251	8,174
Wal-Mart de Mexico SAB de CV	21,358	54,548
Total Mexico		868,151
Philippines — 3.0%
Aboitiz Equity Ventures, Inc.	11,540	10,137
Aboitiz Power Corp.	8,354	5,262
Alliance Global Group, Inc.*	23,602	5,011
Ayala Corp.	1,462	25,139
Ayala Land, Inc.	44,271	32,807
Bank of the Philippine Islands	12,030	18,471
BDO Unibank, Inc.	12,124	27,735
Bloomberry Resorts Corp.	62,817	9,862
DMCI Holdings, Inc.	21,007	5,041
Globe Telecom, Inc.	750	29,296
GT Capital Holdings, Inc.	511	7,258
International Container Terminal Services, Inc.	8,778	14,847
JG Summit Holdings, Inc.	19,864	17,560
Jollibee Foods Corp.	2,496	12,875
Manila Electric Co.	1,313	9,026
Megaworld Corp.	61,698	5,085
Metro Pacific Investments Corp.	64,112	5,752
Metropolitan Bank & Trust Co.	13,679	16,758
PLDT, Inc.	615	15,977
San Miguel Corp.	2,003	6,402
Security Bank Corp.	2,636	7,114
SM Investments Corp.	2,815	47,351
SM Prime Holdings, Inc.	53,913	34,058
Universal Robina Corp.	5,953	14,464
Wilcon Depot, Inc.	23,423	4,947
Total Philippines		388,235
Poland — 8.8%
Alior Bank SA*	1,774	26,699
Asseco Poland SA	1,467	18,466
Bank Millennium SA*	11,861	27,294
Bank Polska Kasa Opieki SA	3,235	88,270
CCC SA	719	31,292
CD Projekt SA*	1,315	54,250
Cyfrowy Polsat SA*	4,910	28,279
Security Description	Shares	Value
Common Stocks (continued)
Poland (continued)
Dino Polska SA*(2)	924	$20,348
Grupa Lotos SA	1,703	30,748
Jastrzebska Spolka Weglowa SA*	1,068	20,597
KGHM Polska Miedz SA*	2,738	61,993
KRUK SA	342	16,453
LPP SA	26	53,191
mBank SA	241	23,490
Orange Polska SA*	12,548	14,192
PGE Polska Grupa Energetyczna SA*	17,082	46,788
Polski Koncern Naftowy ORLEN SA	6,043	145,266
Polskie Gornictwo Naftowe i Gazownictwo SA*	33,954	55,393
Powszechna Kasa Oszczednosci Bank Polski SA	17,854	185,792
Powszechny Zaklad Ubezpieczen SA	12,152	124,080
Santander Bank Polska SA	634	56,243
Total Poland		1,129,124
Russia — 8.9%
Aeroflot PJSC	2,837	4,188
Alrosa PJSC	16,247	24,639
Gazprom Neft PJSC	1,798	10,508
Gazprom PJSC	58,963	139,160
Lenta Ltd.*(3)	2,626	9,401
LUKOIL PJSC	3,511	263,563
Magnit PJSC	303	16,513
Magnitogorsk Iron & Steel Works PJSC	9,649	7,023
MegaFon PJSC*	705	6,272
MMC Norilsk Nickel PJSC	534	89,171
Mobile TeleSystems PJSC	5,678	22,204
Moscow Exchange MICEX-RTS PJSC	9,814	13,095
Novatek PJSC	4,697	74,854
Novolipetsk Steel PJSC	5,252	12,790
PhosAgro PJSC	188	7,049
Polyus PJSC	125	7,879
Rosneft Oil Co PJSC	6,660	46,553
RusHydro PJSC	971,468	8,108
Sberbank of Russia PJSC	57,572	165,880
Severstal PJSC	923	14,432
Surgutneftegas PJSC	201,303	81,195
Tatneft PJSC	8,510	101,334
VTB Bank PJSC	28,007,843	15,553
Total Russia		1,141,364
South Africa — 7.3%
Anglo American Platinum Ltd.	149	4,867
AngloGold Ashanti Ltd.(1)	1,312	12,346
Aspen Pharmacare Holdings Ltd.	1,172	12,393
AVI Ltd.	825	5,592
Barloworld Ltd.	528	4,295
Bid Corp. Ltd.	1,285	24,101
Bidvest Group Ltd. (The)	1,070	13,329
Capitec Bank Holdings Ltd.	117	7,857
Clicks Group Ltd.	625	7,965
Discovery Ltd.	1,238	13,253
Exxaro Resources Ltd.	623	6,373
FirstRand Ltd.	11,436	49,853
Fortress REIT Ltd. Class A	2,710	3,106
Foschini Group Ltd. (The)	558	6,098
Gold Fields Ltd.	2,050	5,446
Growthpoint Properties Ltd.	8,703	13,362

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Glovista Emerging Markets ETF (continued)

October 31, 2018

Security Description	Shares	Value
Common Stocks (continued)
South Africa (continued)
Hyprop Investments Ltd.	624	$3,818
Impala Platinum Holdings Ltd.*	2,229	4,110
Imperial Holdings Ltd.	379	4,185
Investec Ltd.	648	4,031
KAP Industrial Holdings Ltd.	5,054	2,672
Kumba Iron Ore Ltd.	248	4,858
Life Healthcare Group Holdings Ltd.	3,563	5,917
MMI Holdings Ltd.*	2,532	3,064
Mr Price Group Ltd.	964	15,093
MTN Group Ltd.	6,170	35,759
Naspers Ltd. Class N	1,757	308,784
Nedbank Group Ltd.	1,381	23,302
Netcare Ltd.	4,627	7,788
Pick n Pay Stores Ltd.	865	3,995
PSG Group Ltd.	372	5,547
Rand Merchant Investment Holdings Ltd.	2,476	5,763
Redefine Properties Ltd.	12,577	8,176
Remgro Ltd.	1,649	21,258
RMB Holdings Ltd.	2,754	13,900
Sanlam Ltd.	6,722	33,837
Sappi Ltd.	1,607	9,035
Sasol Ltd.	2,291	75,163
Shoprite Holdings Ltd.	1,870	22,854
Sibanye Gold Ltd.*	5,941	4,124
SPAR Group Ltd. (The)	486	5,792
Standard Bank Group Ltd.	5,933	65,686
Super Group Ltd./South Africa*	1,106	2,999
Telkom SA SOC Ltd.	1,107	4,026
Tiger Brands Ltd.	557	9,952
Truworths International Ltd.	1,089	5,973
Vodacom Group Ltd.	2,179	18,374
Vukile Property Fund Ltd.	2,507	3,450
Woolworths Holdings Ltd.	3,270	11,289
Total South Africa		944,810
South Korea — 7.9%
Amorepacific Corp.	56	7,519
Celltrion Healthcare Co. Ltd.*	105	5,869
Celltrion, Inc.*	138	26,339
CJ ENM Co. Ltd.	34	6,743
Coway Co. Ltd.	91	5,614
DB Insurance Co. Ltd.	87	5,482
E-MART, Inc.	32	5,743
Hana Financial Group, Inc.	577	19,393
Hyundai Engineering & Construction Co. Ltd.	130	5,219
Hyundai Heavy Industries Co. Ltd.*	62	6,774
Hyundai Heavy Industries Holdings Co. Ltd.*	16	5,005
Hyundai Mobis Co. Ltd.	113	18,841
Hyundai Motor Co.	256	23,925
Hyundai Steel Co.	137	5,019
Industrial Bank of Korea	435	5,669
Kakao Corp.	101	8,119
Kangwon Land, Inc.	207	5,213
KB Financial Group, Inc.	728	30,281
Kia Motors Corp.	447	11,140
Korea Electric Power Corp.	948	22,545
Korea Zinc Co. Ltd.	14	4,656
KT Corp.(1)	738	10,214
KT&G Corp.	212	18,883
Security Description	Shares	Value
Common Stocks (continued)
South Korea (continued)
LG Chem Ltd.	77	$23,447
LG Corp.	162	9,425
LG Display Co. Ltd.	384	5,560
LG Electronics, Inc.	196	10,887
LG Household & Health Care Ltd.	17	15,575
LG Uplus Corp.	489	6,930
Lotte Chemical Corp.	29	6,680
NAVER Corp.	278	27,933
NCSoft Corp.	31	11,684
POSCO	142	32,149
Samsung Biologics Co. Ltd.*(2)	29	9,861
Samsung C&T Corp.	148	14,092
Samsung Card Co. Ltd.	190	5,611
Samsung Electro-Mechanics Co. Ltd.	95	9,837
Samsung Electronics Co. Ltd.	9,235	343,613
Samsung Fire & Marine Insurance Co. Ltd.	55	13,442
Samsung Life Insurance Co. Ltd.	128	10,334
Samsung SDI Co. Ltd.	84	17,359
Samsung SDS Co. Ltd.	64	10,811
Shinhan Financial Group Co. Ltd.	833	31,104
SillaJen, Inc.*	119	7,195
SK Holdings Co. Ltd.	56	12,851
SK Hynix, Inc.	885	52,966
SK Innovation Co. Ltd.	99	18,548
SK Telecom Co. Ltd.	90	21,166
S-Oil Corp.	72	7,835
Woori Bank	868	11,997
Total South Korea		1,013,097
Taiwan — 3.0%
Advantech Co. Ltd.	252	1,735
ASE Technology Holding Co. Ltd.*	2,308	4,654
Asia Cement Corp.	1,784	1,888
Asustek Computer, Inc.	508	3,759
AU Optronics Corp.	5,885	2,320
Catcher Technology Co. Ltd.	520	5,235
Cathay Financial Holding Co. Ltd.	6,224	9,856
Chailease Holding Co. Ltd.	676	1,927
Chang Hwa Commercial Bank Ltd.	3,688	2,092
Cheng Shin Rubber Industry Co. Ltd.	1,504	2,117
China Development Financial Holding Corp.	8,800	2,824
China Life Insurance Co. Ltd.	2,136	2,029
China Steel Corp.	8,301	6,546
Chunghwa Telecom Co. Ltd.	3,456	12,230
Compal Electronics, Inc.	3,212	1,770
CTBC Financial Holding Co. Ltd.	14,136	9,434
Delta Electronics, Inc.	1,415	5,945
E.Sun Financial Holding Co. Ltd.	7,454	4,938
Far Eastern New Century Corp.	2,453	2,461
Far EasTone Telecommunications Co. Ltd.	1,384	3,296
First Financial Holding Co. Ltd.	7,276	4,597
Formosa Chemicals & Fibre Corp.	2,779	10,059
Formosa Petrochemical Corp.	894	3,525
Formosa Plastics Corp.	3,022	9,864
Fubon Financial Holding Co. Ltd.	4,883	7,646
Hon Hai Precision Industry Co. Ltd.	13,027	33,175
Hua Nan Financial Holdings Co. Ltd.	5,609	3,163
Innolux Corp.	6,482	1,963
Largan Precision Co. Ltd.	79	8,553

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Glovista Emerging Markets ETF (continued)

October 31, 2018

Security Description	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Lite-On Technology Corp.	1,498	$1,719
MediaTek, Inc.	1,128	8,293
Mega Financial Holding Co. Ltd.	8,447	7,139
Nan Ya Plastics Corp.	3,697	9,188
Novatek Microelectronics Corp.	464	2,047
Pegatron Corp.	1,448	2,635
President Chain Store Corp.	401	4,523
Quanta Computer, Inc.	2,004	3,164
Shanghai Commercial & Savings Bank Ltd. (The)	3,014	3,745
Shin Kong Financial Holding Co. Ltd.	7,557	2,479
SinoPac Financial Holdings Co. Ltd.	7,420	2,518
Taishin Financial Holding Co. Ltd.	6,609	2,937
Taiwan Cement Corp.	3,393	3,805
Taiwan Cooperative Financial Holding Co. Ltd.	6,426	3,613
Taiwan Mobile Co. Ltd.	1,188	4,242
Taiwan Semiconductor Manufacturing Co. Ltd.	18,930	143,154
Uni-President Enterprises Corp.	3,676	8,898
United Microelectronics Corp.	8,467	3,229
Yageo Corp.	170	1,733
Yuanta Financial Holding Co. Ltd.	7,478	3,625
Total Taiwan		392,287
Thailand — 7.5%
Advanced Info Service PCL	5,740	33,938
Airports of Thailand PCL	23,317	45,016
Bangchak Corp. PCL	4,886	4,864
Bangkok Bank PCL	10,403	64,960
Bangkok Dusit Medical Services PCL	49,800	36,805
Bangkok Expressway & Metro PCL	34,483	8,842
Bangkok Life Assurance PCL	4,344	4,161
Banpu PCL	19,274	10,117
Berli Jucker PCL	4,110	6,912
BTS Group Holdings PCL	34,310	9,470
Bumrungrad Hospital PCL	2,428	14,136
Central Pattana PCL	14,665	34,948
CH Karnchang PCL	5,458	4,198
Charoen Pokphand Foods PCL	17,173	13,080
CP ALL PCL	30,172	61,209
CPN Retail Growth Leasehold REIT	6,653	5,268
Delta Electronics Thailand PCL	5,636	11,731
Electricity Generating PCL	1,120	7,805
Energy Absolute PCL	9,691	14,471
Glow Energy PCL	1,700	4,295
Gulf Energy Development PCL	2,907	6,840
Home Product Center PCL	22,387	10,062
Indorama Ventures PCL	11,980	19,605
Intouch Holdings PCL	11,231	17,956
IRPC PCL	49,023	9,021
Kasikornbank PCL	13,997	84,235
KCE Electronics PCL	3,175	3,568
Kiatnakin Bank PCL	3,139	6,747
Krung Thai Bank PCL	27,628	16,752
Land & Houses PCL	35,101	10,906
Minor International PCL	18,529	20,401
Muangthai Capital PCL	2,866	4,517
PTT Exploration & Production PCL	7,677	32,306
PTT Global Chemical PCL	12,243	28,530
PTT PCL	77,941	119,909
Security Description	Shares	Value
Common Stocks (continued)
Thailand (continued)
Ratchaburi Electricity Generating Holding PCL	3,024	$4,470
Robinson PCL	2,104	4,141
Siam Cement PCL (The)	4,136	52,152
Siam Commercial Bank PCL (The)	14,741	61,143
Srisawad Corp. PCL	3,253	4,367
Supalai PCL	5,684	3,755
Thai Oil PCL	4,878	12,471
Thai Union Group PCL	13,014	6,517
Tisco Financial Group PCL	2,915	6,925
TMB Bank PCL	94,475	6,498
Total Access Communication PCL	2,926	4,193
True Corp. PCL	71,776	12,775
WHA Corp. PCL	36,095	4,486
Total Thailand		971,474
Turkey — 5.7%
Akbank T.A.S.	66,297	78,400
Aselsan Elektronik Sanayi Ve Ticaret AS	7,710	34,842
BIM Birlesik Magazalar AS	5,942	84,406
Eregli Demir ve Celik Fabrikalari TAS	37,306	60,468
Ford Otomotiv Sanayi AS	2,286	24,538
Haci Omer Sabanci Holding AS	34,393	43,810
KOC Holding AS	29,764	82,962
TAV Havalimanlari Holding AS	4,679	19,471
Tekfen Holding AS	5,678	21,576
Tupras Turkiye Petrol Rafinerileri AS	3,345	78,814
Turk Hava Yollari AO*	20,261	50,928
Turkcell Iletisim Hizmetleri AS	27,798	56,445
Turkiye Garanti Bankasi AS	56,865	71,112
Turkiye Is Bankasi AS Class C	36,110	25,776
Total Turkey		733,548
United Kingdom — 0.1%
Mondi Ltd.	373	8,922
United States — 0.0%(4)
JBS SA	2,013	5,544
Total Common Stocks
(Cost $13,127,805)		11,937,743
Exchange Traded Fund — 3.1%
United States — 3.1%
Franklin FTSE India ETF	19,986	401,883
Total Exchange Traded Fund
(Cost $470,605)		401,883
PREFERRED STOCKS — 0.9%
Brazil — 0.7%
Azul SA, 0.00%*	693	5,696
Bradespar SA, 6.36%	460	4,272
Braskem SA, 5.90% Class A	392	5,493
Centrais Eletricas Brasileiras SA, 0.00% Class B*	722	5,161
Cia Brasileira de Distribuicao, 1.70%	309	6,495
Cia Energetica de Minas Gerais, 4.34%	2,763	8,189
Itausa-Investimentos Itau SA, 4.87%	12,857	38,832
Lojas Americanas SA, 0.41%	1,545	7,805
Telefonica Brasil SA, 9.39%	845	9,813
Total Brazil		91,756

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Glovista Emerging Markets ETF (continued)

October 31, 2018

Security Description	Shares	Value
PREFERRED STOCKS (continued)
Russia — 0.2%
Transneft PJSC, 4.41%	9	$23,349
Total Preferred Stocks
(Cost $110,013)		115,105
Rights — 0.0%(4)
Chile — 0.0%(4)
Banco de Credito e Inversiones SA, expiring 12/3/2018*	25	72
SACI Falabella, expiring 11/21/2018*	289	29
Total Chile		101
Taiwan — 0.0%(4)
Taishin Financial Holding Co. Ltd., expiring 11/28/2018*	282	27
Total Rights
(Cost $0)		128
Warrant — 0.0%(4)
Thailand — 0.0%(4)
BTS Group Holdings PCL, expiring 12/31/2019* (Cost $0)	5,645	0
Security Description	Shares	Value
TOTAL INVESTMENTS — 96.6%
(Cost $13,708,423)		$12,454,859
Other Assets in Excess of Liabilities — 3.4%		437,399
Net Assets — 100.0%		$12,892,258

*	Non-income producing security.
(1)	American Depositary Receipts.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2018, the aggregate value of these securities was $99,440, or 0.8% of net assets.
(3)	Global Depositary Receipts.
(4)	Amount rounds to less than 0.05%.
Industry Breakdown
As of October 31, 2018 (based on net assets)
Financials	29.7%
Energy	12.1%
Communication Services	10.4%
Materials	9.1%
Consumer Staples	7.4%
Industrials	6.1%
Consumer Discretionary	5.8%
Information Technology	5.7%
Utilities	3.4%
Real Estate	1.9%
Health Care	1.9%
Equity Fund	3.1%
Other Assets in Excess of Liabilities	3.4%
Total	100.0%

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$11,937,743	$—	$—	$11,937,743
Exchange Traded Fund	401,883	—	—	401,883
Preferred Stocks	115,105	—	—	115,105
Rights	101	27	—	128
Warrant	0	—	—	—
Total	$12,454,832	$27	$—	$12,454,859

There were no Level 3 securities as of October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF

October 31, 2018

Security Description	Shares	Value
PREFERRED STOCKS — 123.0%(1)
Communication Services — 0.5%
Telephone & Data Systems, Inc., 5.88%	1,276	$28,608
Energy — 20.1%
DCP Midstream LP, Series B, 7.88%	15,363	376,393
Energy Transfer Operating LP, Series C, 7.38%	16,716	413,554
GasLog Partners LP, Series A, 8.63% (Monaco)	1,196	30,558
GasLog Partners LP, Series B, 8.20% (Monaco)	1,206	30,439
Golar LNG Partners LP, Series A, 8.75% (United Kingdom)	1,236	31,543
Hoegh LNG Partners LP, Series A, 8.75% (Bermuda)	1,241	31,670
NuStar Energy LP, Series A, 8.50%	2,719	62,755
NuStar Energy LP, Series B, 7.63%	2,844	59,610
NuStar Energy LP, Series C, 9.00%	6,855	163,286
Targa Resources Partners LP, Series A, 9.00%	1,176	31,470
Total Energy		1,231,278
Financials — 56.6%
AGNC Investment Corp., Series B, 7.75%	4,171	105,985
AGNC Investment Corp., Series C, 7.00%	2,964	74,989
Annaly Capital Management, Inc., Series F, 6.95%	15,771	396,325
Annaly Capital Management, Inc., Series G, 6.50%	1,316	31,347
Apollo Global Management LLC, Series A, 6.38%	1,256	31,199
Arch Capital Group Ltd., Series E, 5.25%	1,321	29,339
Ares Management LP, Series A, 7.00%	1,181	30,694
ARMOUR Residential REIT, Inc., Series B, 7.88%	5,053	126,325
Axis Capital Holdings Ltd., Series E, 5.50%	1,281	29,591
Banc of California, Inc., Series D, 7.38%	1,211	31,014
Banc of California, Inc., Series E, 7.00%	1,221	31,258
Bank of America Corp., Series CC, 6.20%	1,216	31,458
Bank of America Corp., Series EE, 6.00%	1,236	31,370
Capital One Financial Corp., Series G, 5.20%	1,276	29,488
Capital One Financial Corp., Series H, 6.00%	1,211	30,941
Carlyle Group LP, Series A, 5.88%	2,004	44,168
Charles Schwab Corp., Series D, 5.95%	1,201	31,046
Chimera Investment Corp., Series A, 8.00%	4,938	125,524
Chimera Investment Corp., Series B, 8.00%	4,923	127,358
Citigroup, Inc., Series K, 6.88%	2,659	72,670
Citigroup, Inc., Series S, 6.30%	1,206	31,404
Compass Diversified Holdings, Series A, 7.25%	1,448	32,305
Exantas Capital Corp., 8.63%	1,221	30,952
First Republic Bank, Series F, 5.70%	1,226	30,074
First Republic Bank, Series G, 5.50%	1,251	29,674
Goldman Sachs Group, Inc., Series K, 6.38%	1,156	30,356
Goldman Sachs Group, Inc., Series N, 6.30%	1,201	30,685
Invesco Mortgage Capital, Inc., Series B, 7.75%	2,469	63,577
Invesco Mortgage Capital, Inc., Series C, 7.50%	2,619	65,056
KeyCorp, Series E, 6.13%	1,156	30,403
KKR & Co., Inc., Series B, 6.50%	810	21,117
Maiden Holdings Ltd., Series C, 7.13%	1,689	28,375
Maiden Holdings Ltd., Series D, 6.70%	5,904	93,815
Morgan Stanley, Series E, 7.13%	1,096	29,888
Morgan Stanley, Series F, 6.88%	1,141	30,590
Morgan Stanley, Series I, 6.38%	1,176	30,788
Morgan Stanley, Series K, 5.85%	2,214	55,793
Security Description	Shares	Value
PREFERRED STOCKS (continued)
Financials (continue)
National General Holdings Corp., Series B, 7.50%	14,047	$335,723
National General Holdings Corp., Series C, 7.50%	3,630	86,902
Navient Corp., 6.00%	1,396	28,269
New York Community Bancorp, Inc., Series A, 6.38%	1,161	29,443
New York Mortgage Trust, Inc., Series D, 8.00%	2,714	62,286
Oaktree Capital Group LLC, Series A, 6.63%	2,629	66,014
PennyMac Mortgage Investment Trust, Series A, 8.13%	2,444	60,611
PennyMac Mortgage Investment Trust, Series B, 8.00%	2,494	61,280
People’s United Financial, Inc., Series A, 5.63%	1,226	30,687
Regions Financial Corp., Series B, 6.38%	1,146	30,529
State Street Corp., Series G, 5.35%	1,221	30,940
Stifel Financial Corp., Series A, 6.25%	1,196	29,996
Two Harbors Investment Corp., Series B, 7.63%	1,498	36,971
Two Harbors Investment Corp., Series C, 7.25%	1,306	31,684
Two Harbors Investment Corp., Series E, 7.50%	5,143	123,278
Wells Fargo & Co., 5.20%	1,271	29,589
Wells Fargo & Co., Series P, 5.25%	1,271	30,034
Wells Fargo & Co., Series W, 5.70%	8,649	216,571
Wells Fargo & Co., Series X, 5.50%	1,261	30,920
Total Financials		3,458,668
Health Care — 2.2%
Becton Dickinson and Co., Series A, 6.13%	2,309	135,469
Industrials — 1.9%
Pitney Bowes, Inc., 6.70%	5,054	114,726
Real Estate — 39.0%
American Homes 4 Rent, Series D, 6.50%	7,732	184,950
American Homes 4 Rent, Series E, 6.35%	1,246	29,443
American Homes 4 Rent, Series F, 5.88%	1,341	29,904
American Homes 4 Rent, Series G, 5.88%	1,366	30,216
Ashford Hospitality Trust, Inc., Series F, 7.38%	1,336	30,915
Ashford Hospitality Trust, Inc., Series G, 7.38%	1,331	30,480
Ashford Hospitality Trust, Inc., Series I, 7.50%	4,463	103,765
Boston Properties, Inc., Series B, 5.25%	1,281	31,064
CBL & Associates Properties, Inc., Series D, 7.38%	1,714	26,310
CBL & Associates Properties, Inc., Series E, 6.63%	1,924	27,686
City Office REIT, Inc., Series A, 6.63%	1,306	31,684
Colony Capital, Inc., Series E, 8.75%	1,231	31,784
Colony Capital, Inc., Series I, 7.15%	5,123	113,218
CorEnergy Infrastructure Trust, Inc., Series A, 7.38%	10,973	265,327
Digital Realty Trust, Inc., Series J, 5.25%	1,351	29,803
EPR Properties, Series G, 5.75%	7,077	162,417
Federal Realty Investment Trust, Series C, 5.00%	1,423	33,697
Global Net Lease, Inc., Series A, 7.25%	9,426	234,613
Hersha Hospitality Trust, Series D, 6.50%	1,341	28,295
Hersha Hospitality Trust, Series E, 6.50%	1,351	28,790
Kimco Realty Corp., Series J, 5.50%	1,458	32,878
Kimco Realty Corp., Series K, 5.63%	1,428	32,744

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF (continued)

October 31, 2018

Security Description	Shares	Value
PREFERRED STOCKS (continued)
Real Estate (continued)
Kimco Realty Corp., Series M, 5.25%	1,508	$31,427
LaSalle Hotel Properties, Series J, 6.30%	1,291	30,790
Monmouth Real Estate Investment Corp., Series C, 6.13%	1,301	31,224
National Retail Properties, Inc., Series F, 5.20%	1,361	29,479
Pebblebrook Hotel Trust, Series D, 6.38%	1,286	31,201
Pennsylvania Real Estate Investment Trust, Series C, 7.20%	2,089	46,877
Pennsylvania Real Estate Investment Trust, Series D, 6.88%	1,518	33,282
PS Business Parks, Inc., Series W, 5.20%	3,835	83,105
Public Storage, Series W, 5.20%	1,316	30,071
Public Storage, Series X, 5.20%	1,321	30,079
QTS Realty Trust, Inc., Series A, 7.13%	1,246	31,150
RLJ Lodging Trust, Series A, 1.95%	1,236	31,518
SITE Centers Corp., Series A, 6.38%	1,341	31,554
Summit Hotel Properties, Inc., Series E, 6.25%	8,772	201,317
Urstadt Biddle Properties, Inc., Series H, 6.25%	2,959	68,501
Vornado Realty Trust, Series L, 5.40%	1,361	31,711
Washington Prime Group, Inc., Series H, 7.50%	1,443	30,260
Welltower, Inc., Series I, 6.50%	545	33,572
Total Real Estate		2,387,101
Utilities — 2.7%
NextEra Energy Capital Holdings, Inc., 5.00%	1,291	28,467
NextEra Energy Capital Holdings, Inc., Series I, 5.13%	1,281	29,232
SCE Trust II, 5.10%	1,356	29,086
SCE Trust VI, 5.00%	1,386	29,272
Sempra Energy, Series A, 6.00%	492	48,787
Total Utilities		164,844
Total Preferred Stocks
(Cost $7,730,840)		7,520,694
Common Stocks — 2.2%(1)
Energy — 0.8%
Kinder Morgan, Inc.(2)	3,000	51,060
Utilities — 1.4%
Sempra Energy(2)	750	82,590
Total Common Stocks
(Cost $139,550)		133,650

Security Description	Notional Amount	Number of contracts	Value
Purchased Options — 0.0%(3)
Purchased Call Options
iShares 20+ Year Treasury Bond ETF,
Expires 11/30/18,
Strike Price $120.00	4,000	40	$320
iShares 20+ Year Treasury Bond ETF,
Expires 01/18/19,
Strike Price $130.00	8,000	80	320
Total Purchased Options
(Cost $1,629)			640
TOTAL INVESTMENTS — 125.2%
(Cost $7,872,019)			7,654,984
		Shares
Securities Sold Short — (1.3)%
Exchange Traded Fund — (1.3)%
Equity Fund — (1.3)%
iShares U.S. Real Estate ETF		(1,000)	$(78,110)
Total Exchange Traded Fund
(Proceeds $(76,100))			(78,110)
Total Securities Sold Short — (1.3)%
(Proceeds $ (76,100))			(78,110)
Liabilities in Excess of Other Assets — (23.9)%			(1,459,361)
Net Assets — 100.0%			$6,117,513

		Number of contracts
Written Options — (0.2)%
Written Call Options
iShares 20+ Year Treasury Bond ETF,
Expires 11/02/18,
Strike Price $117.00	(1,000)	(10)	(10)
iShares 20+ Year Treasury Bond ETF,
Expires 11/16/18,
Strike Price $118.00	(1,000)	(10)	(80)
iShares 20+ Year Treasury Bond ETF,
Expires 11/23/18,
Strike Price $119.00	(1,000)	(10)	(70)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF (continued)

October 31, 2018

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)
Written Call Options (continued)
iShares 20+ Year Treasury Bond ETF,
Expires 11/30/18,
Strike Price $119.00	(7,000)	(70)	$(700)
iShares 20+ Year Treasury Bond ETF,
Expires 01/18/19,
Strike Price $121.00	(1,000)	(10)	(300)
iShares 7-10 Year Treasury Bond ETF,
Expires 11/16/18,
Strike Price $101.00	(2,000)	(20)	(540)
iShares 7-10 Year Treasury Bond ETF,
Expires 11/16/18,
Strike Price $102.00	(3,000)	(30)	(210)
iShares 7-10 Year Treasury Bond ETF,
Expires 11/16/18,
Strike Price $103.00	(1,000)	(10)	(50)
iShares 7-10 Year Treasury Bond ETF,
Expires 12/21/18,
Strike Price $102.00	(2,000)	(20)	(660)
iShares U.S. Real Estate ETF,
Expires 11/02/18,
Strike Price $81.00	(1,000)	(10)	(10)
iShares U.S. Real Estate ETF,
Expires 11/09/18,
Strike Price $81.50	(1,000)	(10)	(95)
iShares U.S. Real Estate ETF,
Expires 11/16/18,
Strike Price $81.00	(1,000)	(10)	(290)
iShares U.S. Real Estate ETF,
Expires 11/23/18,
Strike Price $81.00	(1,000)	(10)	(345)
Kinder Morgan, Inc.,
Expires 12/07/18,
Strike Price $18.00	(1,000)	(10)	(230)
Kinder Morgan, Inc.,
Expires 12/21/18,
Strike Price $18.00	(1,000)	(10)	(320)
Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)
Written Call Options (continued)
Sempra Energy,
Expires 11/16/18,
Strike Price $120.00	(500)	(5)	$(50)
Sempra Energy,
Expires 12/21/18,
Strike Price $120.00	(200)	(2)	(75)
Written Put Options
iShares U.S. Real Estate ETF,
Expires 11/02/18,
Strike Price $77.00	(1,000)	(10)	(190)
iShares U.S. Real Estate ETF,
Expires 11/02/18,
Strike Price $79.50	(1,000)	(10)	(1,100)
iShares U.S. Real Estate ETF,
Expires 11/09/18,
Strike Price $76.00	(1,000)	(10)	(425)
Kinder Morgan, Inc.,
Expires 11/02/18,
Strike Price $17.50	(2,000)	(20)	(1,000)
Kinder Morgan, Inc.,
Expires 11/09/18,
Strike Price $18.00	(2,000)	(20)	(2,080)
Kinder Morgan, Inc.,
Expires 11/16/18,
Strike Price $17.00	(3,000)	(30)	(1,110)
Kinder Morgan, Inc.,
Expires 11/23/18,
Strike Price $17.00	(1,000)	(10)	(425)
TOTAL WRITTEN OPTIONS — (0.2)%
(Premiums Received $10,223)			$(10,365)

(1)	Substantially all the securities, or a portion thereof, have been pledged as collateral for line of credit borrowings, short sales and open written option contracts. The aggregate market value of the collateral at October 31, 2018 was $7,109,756.
(2)	Subject to written call options.
(3)	Amount rounds to less than 0.05%.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Preferred Stocks	$7,520,694	$—	$—	$7,520,694
Common Stocks	133,650	—	—	133,650
Purchased Options	640	—	—	640
Total	$7,654,984	$—	$—	$7,654,984
Liability Valuation Inputs
Exchange Traded Fund	$78,110	$—	$—	$78,110
Written Options	10,355	10	—	10,365
Total	$88,465	$10	$—	$88,475

There were no Level 3 securities as of October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus LifeSci Biotech Clinical Trials ETF

October 31, 2018

Security Description	Shares	Value
Common Stocks — 97.1%
Health Care — 97.1%
Abeona Therapeutics, Inc.*(1)	29,767	$255,996
Acceleron Pharma, Inc.*(1)	13,104	665,290
Achaogen, Inc.*(1)	39,040	150,304
Achillion Pharmaceuticals, Inc.*	158,277	452,672
Adaptimmune Therapeutics PLC*(2)	37,603	233,139
Aduro Biotech, Inc.*	61,463	260,603
Adverum Biotechnologies, Inc.*	82,998	348,592
Agenus, Inc.*(1)	168,009	267,134
Aimmune Therapeutics, Inc.*(1)	15,893	422,436
Akcea Therapeutics, Inc.*	19,429	433,655
Akebia Therapeutics, Inc.*(1)	42,037	314,857
Albireo Pharma, Inc.*(1)	14,240	380,350
Alder Biopharmaceuticals, Inc.*(1)	28,599	363,207
Alnylam Pharmaceuticals, Inc.*(1)	4,427	356,064
Amicus Therapeutics, Inc.*(1)	28,845	322,487
AnaptysBio, Inc.*(1)	6,314	471,782
Apellis Pharmaceuticals, Inc.*	20,895	292,321
Arcus Biosciences, Inc.*	28,669	288,124
Arena Pharmaceuticals, Inc.*(1)	9,533	339,947
ArQule, Inc.*(1)	86,753	335,734
Array BioPharma, Inc.*	26,284	425,801
Arrowhead Pharmaceuticals, Inc.*(1)	39,546	503,025
Assembly Biosciences, Inc.*	10,261	234,772
Atara Biotherapeutics, Inc.*(1)	10,370	354,343
Athenex, Inc.*	26,416	318,841
Audentes Therapeutics, Inc.*(1)	12,131	342,094
AVEO Pharmaceuticals, Inc.*(1)	212,917	521,647
Axovant Sciences Ltd.*(1)	124,456	232,733
BeiGene Ltd. (China)*(2)	2,649	333,615
Bellicum Pharmaceuticals, Inc.*(1)	48,283	196,512
BioCryst Pharmaceuticals, Inc.*(1)	83,470	611,000
Biohaven Pharmaceutical Holding Co., Ltd.*(1)	11,625	419,081
Bluebird Bio, Inc.*(1)	2,410	276,427
Blueprint Medicines Corp.*	6,320	384,066
Cara Therapeutics, Inc.*	28,233	529,086
Catalyst Biosciences, Inc.*(1)	17,917	159,461
ChemoCentryx, Inc.*	36,802	398,198
Clearside Biomedical, Inc.*	43,920	238,046
Corbus Pharmaceuticals Holdings, Inc.*(1)	77,428	515,671
Cymabay Therapeutics, Inc.*	36,120	381,066
Cytokinetics, Inc.*(1)	50,077	335,015
CytomX Therapeutics, Inc.*	18,850	268,801
Deciphera Pharmaceuticals, Inc.*(1)	11,418	230,529
Denali Therapeutics, Inc.*(1)	25,718	372,140
Endocyte, Inc.*	31,923	754,979
Epizyme, Inc.*(1)	29,855	240,333
Security Description	Shares	Value
Common Stocks (continued)
Health Care (continued)
Esperion Therapeutics, Inc.*(1)	11,297	$513,223
Fate Therapeutics, Inc.*(1)	38,094	474,651
FibroGen, Inc.*(1)	8,014	343,560
Five Prime Therapeutics, Inc.*(1)	26,824	325,643
G1 Therapeutics, Inc.*(1)	10,561	422,546
Geron Corp.*	121,346	185,659
Global Blood Therapeutics, Inc.*(1)	10,053	352,760
GlycoMimetics, Inc.*(1)	28,805	362,367
Idera Pharmaceuticals, Inc.*(1)	34,596	230,755
ImmunoGen, Inc.*	45,112	244,958
Immunomedics, Inc.*(1)	19,666	443,075
Inovio Pharmaceuticals, Inc.*(1)	104,004	512,740
Insmed, Inc.*(1)	16,751	244,565
Intra-Cellular Therapies, Inc.*(1)	22,258	377,941
Iovance Biotherapeutics, Inc.*(1)	36,120	327,970
Karyopharm Therapeutics, Inc.*	26,238	276,549
Kura Oncology, Inc.*(1)	25,438	276,511
La Jolla Pharmaceutical Co.*(1)	15,261	248,754
Loxo Oncology, Inc.*(1)	2,638	402,717
MacroGenics, Inc.*(1)	21,029	346,137
Madrigal Pharmaceuticals, Inc.*(1)	1,578	301,177
Marinus Pharmaceuticals, Inc.*(1)	63,966	299,361
MediciNova, Inc.*(1)	54,054	527,567
Melinta Therapeutics, Inc.*(1)	55,858	146,907
Mirati Therapeutics, Inc.*(1)	9,575	357,818
MyoKardia, Inc.*	9,666	511,718
Novavax, Inc.*	292,125	514,140
Paratek Pharmaceuticals, Inc.*(1)	42,584	317,251
Pieris Pharmaceuticals, Inc.*(1)	88,958	366,507
Progenics Pharmaceuticals, Inc.*(1)	51,998	260,510
Prothena Corp. PLC (Ireland)*(1)	31,339	388,604
PTC Therapeutics, Inc.*	12,326	474,798
Reata Pharmaceuticals, Inc. Class A*	11,939	703,565
REGENXBIO, Inc.*	8,452	563,495
resTORbio, Inc.*(1)	42,419	469,154
Rhythm Pharmaceuticals, Inc.*(1)	14,044	393,372
Rocket Pharmaceuticals, Inc.*	21,774	344,900
Sage Therapeutics, Inc.*(1)	2,871	369,440
Sangamo Therapeutics, Inc.*(1)	30,135	381,810
Selecta Biosciences, Inc.*(1)	38,458	197,674
Solid Biosciences, Inc.*	18,668	597,376
Sorrento Therapeutics, Inc.*(1)	62,691	199,984
Stemline Therapeutics, Inc.*(1)	26,741	400,580
Synergy Pharmaceuticals, Inc.*(1)	254,541	106,067
Syros Pharmaceuticals, Inc.*(1)	35,601	234,255
TG Therapeutics, Inc.*(1)	34,423	156,625

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus LifeSci Biotech Clinical Trials ETF (continued)

October 31, 2018

Security Description	Shares	Value
Common Stocks (continued)
Health Care (continued)
uniQure N.V. (Netherlands)*	13,451	$346,094
Verastem, Inc.*(1)	82,558	418,569
Viking Therapeutics, Inc.*(1)	39,960	543,456
Voyager Therapeutics, Inc.*	21,869	296,762
Xencor, Inc.*(1)	11,509	376,575
ZIOPHARM Oncology, Inc.*(1)	110,837	219,457
Total Health Care		35,230,625
Total Common Stocks
(Cost $48,255,783)		35,230,625
SECURITIES LENDING COLLATERAL — 10.4%
Money Market Fund — 10.4%
Dreyfus Government Cash Management Fund, 2.05%(3)(4)
(Cost $3,750,281)	3,750,281	3,750,281
Security Description	Shares	Value
TOTAL INVESTMENTS — 107.5%
(Cost $52,006,064)		$38,980,906
Liabilities in Excess of Other Assets — (7.5)%		(2,711,762)
Net Assets — 100.0%		$36,269,144

*	Non-income producing security.
(1)	All or a portion of the security was on loan. The aggregate market value of securities on loan was $10,360,445; total market value of collateral held by the Fund was $10,442,084. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $6,691,803.
(2)	American Depositary Receipts.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	The rate shown reflects the seven-day yield as of October 31, 2018.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$35,230,625	$—	$—	$35,230,625
Money Market Fund	3,750,281	—	—	3,750,281
Total	$38,980,906	$—	$—	$38,980,906

There were no Level 3 securities as of October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus LifeSci Biotech Products ETF

October 31, 2018

Security Description	Shares	Value
Common Stocks — 98.5%
Health Care — 98.5%
ACADIA Pharmaceuticals, Inc.*(1)	50,150	$976,922
Acorda Therapeutics, Inc.*(1)	24,849	474,864
Agios Pharmaceuticals, Inc.*(1)	8,215	518,038
Alexion Pharmaceuticals, Inc.*	6,515	730,136
Amgen, Inc.	4,213	812,224
Biogen, Inc.*	2,561	779,236
BioMarin Pharmaceutical, Inc.*	8,700	801,879
Celgene Corp.*	9,832	703,971
Clovis Oncology, Inc.*(1)	17,101	198,885
Dova Pharmaceuticals, Inc.*(1)	25,375	470,960
Dynavax Technologies Corp.*(1)	49,231	486,895
Enanta Pharmaceuticals, Inc.*	7,052	544,132
Exelixis, Inc.*(1)	39,851	552,733
Gilead Sciences, Inc.	11,002	750,116
Halozyme Therapeutics, Inc.*(1)	41,199	639,821
Incyte Corp.*	10,559	684,434
Intercept Pharmaceuticals, Inc.*(1)	9,618	923,424
Ionis Pharmaceuticals, Inc.*(1)	16,532	819,161
Ironwood Pharmaceuticals, Inc.*	42,130	551,903
Keryx Biopharmaceuticals, Inc.*(1)	155,009	430,925
Lexicon Pharmaceuticals, Inc.*(1)	60,728	475,500
Ligand Pharmaceuticals, Inc.*(1)	4,075	671,601
Medicines Co. (The)*(1)	21,335	496,252
Momenta Pharmaceuticals, Inc.*	34,033	425,753
Nektar Therapeutics*	13,877	536,762
Neurocrine Biosciences, Inc.*(1)	7,823	838,235
Omeros Corp.*(1)	39,755	607,059
Portola Pharmaceuticals, Inc.*(1)	18,861	371,373
Puma Biotechnology, Inc.*(1)	14,227	527,110
Radius Health, Inc.*(1)	25,465	403,111
Regeneron Pharmaceuticals, Inc.*	2,480	841,315
Retrophin, Inc.*(1)	28,067	720,199
Rigel Pharmaceuticals, Inc.*(1)	234,017	671,629
Security Description	Shares	Value
Common Stocks (continued)
Health Care (continued)
Sarepta Therapeutics, Inc.*(1)	7,925	$1,060,048
Seattle Genetics, Inc.*	11,953	670,922
Spark Therapeutics, Inc.*(1)	10,162	457,188
TESARO, Inc.*(1)	18,590	536,879
Theravance Biopharma, Inc. (Cayman Islands)*(1)	32,226	782,125
Ultragenyx Pharmaceutical, Inc.*(1)	9,441	457,417
United Therapeutics Corp.*	6,856	760,056
Vanda Pharmaceuticals, Inc.*	42,777	811,480
Vertex Pharmaceuticals, Inc.*	5,051	855,943
Total Health Care		26,828,616
Total Common Stocks
(Cost $32,019,563)		26,828,616
SECURITIES LENDING COLLATERAL — 11.1%
Money Market Fund — 11.1%
Dreyfus Government Cash Management Fund, 2.05%(2)(3)
(Cost $3,038,226)	3,038,226	3,038,226
TOTAL INVESTMENTS — 109.6%
(Cost $35,057,789)		29,866,842
Liabilities in Excess of Other Assets — (9.6)%		(2,619,297)
Net Assets — 100.0%		$27,247,545

*	Non-income producing security.
(1)	All or a portion of the security was on loan. The aggregate market value of securities on loan was $7,867,787; total market value of collateral held by the Fund was $8,133,066. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $5,094,840.
(2)	Represents securities purchased with cash collateral received for securities on loan.
(3)	The rate shown reflects the seven-day yield as of October 31, 2018.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$26,828,616	$—	$—	$26,828,616
Money Market Fund	3,038,226	—	—	3,038,226
Total	$29,866,842	$—	$—	$29,866,842

There were no Level 3 securities as of October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF

October 31, 2018

Security Description	Principal	Value
CORPORATE BONDS — 35.9%
Communication Services — 4.3%
AT&T, Inc., 3.51%, (3-Month USD LIBOR + 1.18%), 06/12/24(1)	$225,000	$225,795
AT&T, Inc., 4.25%, 03/01/27	195,000	189,456
AT&T, Inc., 5.25%, 03/01/37	95,000	91,134
Cequel Communications Holdings I LLC / Cequel Capital Corp., 7.50%, 04/01/28(2)	275,000	286,060
Charter Communications Operating, LLC / Charter Communications Operating Capital, 4.91%, 07/23/25	435,000	438,683
Cincinnati Bell, Inc., 7.00%, 07/15/24(2)	320,000	289,600
Clear Channel Worldwide Holdings, Inc., Series B, 7.63%, 03/15/20	335,000	335,837
Comcast Corp., 3.95%, 10/15/25	147,000	146,721
Comcast Corp., 4.15%, 10/15/28	70,000	69,514
Discovery Communications LLC, 3.95%, 03/20/28	405,000	377,894
DISH DBS Corp., 5.88%, 07/15/22	175,000	166,031
DISH DBS Corp., 7.75%, 07/01/26	150,000	134,812
Frontier Communications Corp., 8.50%, 04/15/20	90,000	90,675
Frontier Communications Corp., 7.63%, 04/15/24	240,000	145,200
Frontier Communications Corp., 8.50%, 04/01/26(2)	85,000	79,263
iHeartCommunications, Inc., 9.00%, 12/15/19(3)	265,000	192,125
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 7.88%, 05/15/24(2)	245,000	209,475
Meredith Corp., 6.88%, 02/01/26(2)	155,000	155,388
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 5.15%, 03/20/28(2)	435,000	436,088
West Corp., 8.50%, 10/15/25(2)	100,000	90,750
Windstream Services LLC / Windstream Finance Corp., 10.50%, 06/30/24(2)	125,000	101,875
Total Communication Services		4,252,376
Consumer Discretionary — 5.4%
American Axle & Manufacturing, Inc., 6.25%, 03/15/26	15,000	14,212
Beazer Homes USA, Inc., 6.75%, 03/15/25	210,000	185,062
Beazer Homes USA, Inc., 5.88%, 10/15/27	135,000	109,688
Boyd Gaming Corp., 6.00%, 08/15/26	65,000	63,050
Bunge Ltd. Finance Corp., 4.35%, 03/15/24	285,000	280,053
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(2)	135,000	125,972
Dollar Tree, Inc., 4.00%, 05/15/25	198,000	190,530
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/23(2)	100,000	102,250
Eldorado Resorts, Inc., 6.00%, 09/15/26(2)	85,000	83,619
frontdoor, Inc., 6.75%, 08/15/26(2)	205,000	209,613
GLP Capital LP / GLP Financing II, Inc., 5.25%, 06/01/25	195,000	196,464
Graham Holdings Co., 5.75%, 06/01/26(2)	295,000	297,950
Hilton Domestic Operating Co., Inc., 5.13%, 05/01/26(2)	250,000	245,000
Lear Corp., 3.80%, 09/15/27	510,000	463,222
Lennar Corp., 5.25%, 06/01/26	245,000	234,908
M/I Homes, Inc., 5.63%, 08/01/25	245,000	226,625
Marriott Ownership Resorts, Inc. / ILG LLC, 6.50%, 09/15/26(2)	155,000	156,938
Security Description	Shares	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
MDC Holdings, Inc., 5.50%, 01/15/24	$270,000	$264,600
MGM Resorts International, 5.75%, 06/15/25	300,000	294,000
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(2)	170,000	102,850
Scientific Games International, Inc., 6.63%, 05/15/21	110,000	106,975
Tenneco, Inc., 5.00%, 07/15/26	340,000	283,900
Viking Cruises Ltd., 5.88%, 09/15/27(2)	285,000	272,175
Vista Outdoor, Inc., 5.88%, 10/01/23	295,000	284,675
Weekley Homes LLC / Weekley Finance Corp., 6.63%, 08/15/25	315,000	299,250
William Lyon Homes, Inc., 6.00%, 09/01/23	315,000	289,013
Total Consumer Discretionary		5,382,594
Consumer Staples — 0.7%
Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson’s LLC, 5.75%, 03/15/25	140,000	123,900
CVS Health Corp., 4.30%, 03/25/28	410,000	400,693
Safeway, Inc., 7.25%, 02/01/31	190,000	188,575
Total Consumer Staples		713,168
Energy — 5.3%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.88%, 12/15/24	165,000	148,500
Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.63%, 07/15/26(2)	345,000	351,900
Bristow Group, Inc., 8.75%, 03/01/23(2)	100,000	94,500
Callon Petroleum Co., 6.13%, 10/01/24	275,000	269,500
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25	210,000	216,300
Cheniere Energy Partners LP, 5.63%, 10/01/26(2)	140,000	138,250
Chesapeake Energy Corp., 8.00%, 06/15/27	310,000	308,838
Citgo Holding, Inc., 10.75%, 02/15/20(2)	205,000	214,225
Denbury Resources, Inc., 9.25%, 03/31/22(2)	211,000	220,759
Denbury Resources, Inc., 7.50%, 02/15/24(2)	115,000	112,988
Energy Transfer LP, 5.88%, 01/15/24	130,000	136,825
EP Energy LLC / Everest Acquisition Finance, Inc., 9.38%, 05/01/24(2)	120,000	91,800
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 11/29/24(2)	210,000	203,700
Jagged Peak Energy LLC, 5.88%, 05/01/26(2)	260,000	254,150
Kinder Morgan, Inc., Series G, 7.75%, 01/15/32	235,000	289,013
MPLX LP, 4.00%, 03/15/28	160,000	150,567
Nabors Industries, Inc., 5.50%, 01/15/23	240,000	226,779
Nabors Industries, Inc., 5.75%, 02/01/25	70,000	64,784
Range Resources Corp., 4.88%, 05/15/25	210,000	195,300
Rowan Cos., Inc., 5.40%, 12/01/42	270,000	193,725
Sanchez Energy Corp., 7.25%, 02/15/23(2)	125,000	114,531
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.88%, 04/15/26(2)	255,000	257,709
Transocean, Inc., 9.00%, 07/15/23(2)	85,000	89,356
Transocean, Inc., 6.80%, 03/15/38	395,000	319,456
USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 04/01/26(2)	230,000	234,888
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 8.75%, 04/15/23(2)	210,000	196,350
Weatherford International Ltd., 9.88%, 02/15/24	160,000	124,800
Total Energy		5,219,493

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2018

Security Description	Principal	Value
CORPORATE BONDS (continued)
Financials — 9.2%
Acrisure, LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(2)	$310,000	$278,225
Ares Capital Corp., 3.50%, 02/10/23	200,000	191,092
Athene Holding Ltd., 4.13%, 01/12/28	370,000	340,024
Aviation Capital Group LLC, 3.50%, 11/01/27(2)	335,000	301,686
Bank of America Corp., 4.20%, 08/26/24	255,000	253,431
Bank of New York Mellon Corp. (The), Series E, 4.95%, (3–Month USD LIBOR + 3.42%), perpetual(1)(4)	495,000	498,713
Brighthouse Financial, Inc., 3.70%, 06/22/27	540,000	466,202
BrightSphere Investment Group PLC, 4.80%, 07/27/26	625,000	602,424
Discover Bank, 4.68%, (USD 5 Year Swap + 1.73%), 08/09/28(1)	315,000	311,639
E*TRADE Financial Corp., 4.50%, 06/20/28	385,000	379,165
FS Investment Corp., 4.25%, 01/15/20	490,000	491,612
Goldman Sachs Group, Inc. (The), 3.78%, (3-Month USD LIBOR + 1.17%), 05/15/26(1)	310,000	309,283
Huntington Bancshares, Inc., Series E, 5.70%, (3-Month USD LIBOR + 2.88%), perpetual(1)(4)	200,000	196,375
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.38%, 12/15/25	335,000	333,744
iStar, Inc., 5.25%, 09/15/22	110,000	106,700
JPMorgan Chase & Co., Series V, 5.00%, (3-Month USD LIBOR + 3.32%), perpetual(1)(4)	285,000	285,356
KeyCorp, Series D, 5.00%, (3-Month USD LIBOR + 3.61%), perpetual(1)(4)	485,000	462,266
M&T Bank Corp., Series F, 5.13%, (3-Month USD LIBOR + 3.52%), perpetual(1)(4)	190,000	186,675
MetLife, Inc., Series D, 5.88%, (3-Month USD LIBOR + 2.96%), perpetual(1)(4)	186,000	185,768
Navient Corp., 6.75%, 06/25/25	250,000	244,375
Prudential Financial, Inc., 5.63%, (3-Month USD LIBOR + 3.92%), 06/15/43(1)	425,000	433,011
Santander Holdings USA, Inc., 4.40%, 07/13/27	265,000	247,810
Springleaf Finance Corp., 6.88%, 03/15/25	115,000	110,400
Springleaf Finance Corp., 7.13%, 03/15/26	90,000	85,444
Synchrony Financial, 3.95%, 12/01/27	635,000	560,951
Teachers Insurance & Annuity Association of America, 4.38%, (3-Month USD LIBOR + 2.66%), 09/15/54(1)(2)	550,000	548,717
Tempo Acquisition, LLC / Tempo Acquisition Finance Corp., 6.75%, 06/01/25(2)	180,000	171,846
Wells Fargo & Co., Series S, 5.90%, (3-Month USD LIBOR + 3.11%), perpetual(1)(4)	520,000	521,934
Total Financials		9,104,868
Health Care — 3.0%
Anthem, Inc., 3.65%, 12/01/27	82,000	76,808
Avantor, Inc., 6.00%, 10/01/24(2)	130,000	130,000
Avantor, Inc., 9.00%, 10/01/25(2)	210,000	212,625
Bausch Health Cos., Inc., 6.50%, 03/15/22(2)	40,000	41,500
Bausch Health Cos., Inc., 7.00%, 03/15/24(2)	40,000	41,988
Bausch Health Cos., Inc., 5.50%, 11/01/25(2)	205,000	201,669
Bausch Health Cos., Inc., 9.25%, 04/01/26(2)	110,000	115,638
Centene Corp., 5.38%, 06/01/26(2)	80,000	81,400
Security Description	Shares	Value
CORPORATE BONDS (continued)
Health Care (continued)
DJO Finance LLC / DJO Finance Corp., 8.13%, 06/15/21(2)	$115,000	$116,437
Eagle Holding Co. II LLC, 7.63%, 05/15/22(2)(5)	165,000	166,237
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 07/15/23(2)	250,000	216,800
Halfmoon Parent, Inc., 4.13%, 11/15/25(2)	240,000	237,610
Halfmoon Parent, Inc., 4.38%, 10/15/28(2)	24,000	23,484
HCA, Inc., 5.63%, 09/01/28	165,000	163,762
HLF Financing S.a r.l. LLC / Herbalife International, Inc., 7.25%, 08/15/26(2)	295,000	299,056
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(2)	90,000	91,649
Ortho–Clinical Diagnostics, Inc. / Ortho–Clinical Diagnostics SA, 6.63%, 05/15/22(2)	120,000	115,200
Surgery Center Holdings, Inc., 8.88%, 04/15/21(2)	170,000	175,525
Surgery Center Holdings, Inc., 6.75%, 07/01/25(2)	55,000	51,838
Tenet Healthcare Corp., 5.13%, 05/01/25	65,000	62,725
Tenet Healthcare Corp., 7.00%, 08/01/25	215,000	211,693
West Street Merger Sub, Inc., 6.38%, 09/01/25(2)	180,000	169,650
Total Health Care		3,003,294
Industrials — 1.9%
Hillman Group, Inc. (The), 6.38%, 07/15/22(2)	195,000	172,575
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(2)	130,000	136,500
Oshkosh Corp., 4.60%, 05/15/28	410,000	402,103
Pitney Bowes, Inc., 4.38%, 05/15/22	448,000	408,800
United Rentals North America, Inc., 6.50%, 12/15/26	45,000	45,619
US Airways 2012–1 Class B Pass–Through Trust, 8.00%, 10/01/19	409,695	423,584
Wrangler Buyer Corp., 6.00%, 10/01/25(2)	257,000	276,275
Total Industrials		1,865,456
Information Technology — 2.1%
Banff Merger Sub, Inc., 9.75%, 09/01/26(2)	35,000	33,906
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.63%, 01/15/24	285,000	273,198
CDK Global, Inc., 5.88%, 06/15/26	270,000	272,363
Citrix Systems, Inc., 4.50%, 12/01/27	375,000	356,155
Dell International LLC / EMC Corp., 5.45%, 06/15/23(2)	145,000	150,327
Dell International LLC / EMC Corp., 8.10%, 07/15/36(2)	160,000	181,260
Everi Payments, Inc., 7.50%, 12/15/25(2)	70,000	69,825
Exela Intermediate LLC / Exela Finance, Inc., 10.00%, 07/15/23(2)	205,000	214,164
Radiate Holdco LLC / Radiate Finance, Inc., 6.63%, 02/15/25(2)	290,000	271,875
VMware, Inc., 3.90%, 08/21/27	290,000	265,648
Total Information Technology		2,088,721
Materials — 1.1%
Hexion, Inc., 10.38%, 02/01/22(2)	225,000	203,344
Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.00%, 04/15/25(2)	105,000	98,962
PQ Corp., 5.75%, 12/15/25(2)	95,000	91,794

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2018

Security Description	Principal	Value
CORPORATE BONDS (continued)
Materials (continued)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 07/15/24(2)	$265,000	$266,159
Trident Merger Sub, Inc., 6.63%, 11/01/25(2)	175,000	164,063
U.S. Steel Corp., 6.25%, 03/15/26	245,000	231,525
Total Materials		1,055,847
Real Estate — 2.2%
EPR Properties, 4.75%, 12/15/26	505,000	488,240
ESH Hospitality, Inc., 5.25%, 05/01/25(2)	240,000	227,700
Healthcare Trust of America Holdings LP, 3.75%, 07/01/27	220,000	205,612
Hospitality Properties Trust, 4.38%, 02/15/30	365,000	332,678
Life Storage LP, 3.88%, 12/15/27	75,000	69,788
LifeStorage LP, 3.50%, 07/01/26	205,000	188,849
MPT Operating Partnership LP / MPT Finance Corp., 6.38%, 03/01/24	110,000	114,400
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	130,000	122,486
Physicians Realty LP, 4.30%, 03/15/27	465,000	443,622
Total Real Estate		2,193,375
Utilities — 0.7%
Calpine Corp., 5.38%, 01/15/23	245,000	233,056
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.63%, 06/15/20	255,000	231,731
TerraForm Power Operating LLC, 5.00%, 01/31/28(2)	225,000	201,938
Total Utilities		666,725
Total Corporate Bonds
(Cost $36,744,018)		35,545,917
FOREIGN BONDS — 21.8%
Communication Services — 0.9%
Altice France SA, 7.38%, 05/01/26 (France)(2)	220,000	212,025
Altice Luxembourg SA, 7.63%, 02/15/25 (Luxembourg)(2)	400,000	342,500
Digicel Ltd., 6.75%, 03/01/23 (Jamaica)(2)	235,000	189,762
Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, 03/01/28 (Belgium)(2)	200,000	186,500
Total Communication Services		930,787
Consumer Discretionary — 0.3%
Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/24 (Canada)(2)	245,000	257,863
Consumer Staples — 1.1%
Bacardi Ltd., 4.70%, 05/15/28 (Bermuda)(2)	260,000	251,743
BAT Capital Corp., 3.56%, 08/15/27 (United Kingdom)(2)	350,000	321,524
Kronos Acquisition Holdings, Inc., 9.00%, 08/15/23 (Canada)(2)	275,000	241,312
Sigma Finance Netherlands BV, 4.88%, 03/27/28 (Mexico)(2)	330,000	311,850
Total Consumer Staples		1,126,429

Security Description		Principal	Value
FOREIGN BONDS (continued)
Energy — 2.6%
Ecopetrol SA, 5.88%, 09/18/23 (Colombia)		$100,000	$104,800
Ecopetrol SA, 5.38%, 06/26/26 (Colombia)		160,000	161,952
Encana Corp., 8.13%, 09/15/30 (Canada)		305,000	388,136
Geopark Ltd., 6.50%, 09/21/24 (Colombia)(2)		245,000	244,694
KazMunayGas National Co. JSC, 4.75%, 04/19/27 (Kazakhstan)(2)		300,000	294,372
Petrobras Global Finance BV, 7.38%, 01/17/27 (Brazil)		565,000	587,515
Petroleos Mexicanos, 4.88%, 01/24/22 (Mexico)		205,000	203,387
Petroleos Mexicanos, 6.50%, 03/13/27 (Mexico)		200,000	194,300
Petroleos Mexicanos, 6.50%, 06/02/41 (Mexico)		195,000	167,466
Seven Generations Energy Ltd., 5.38%, 09/30/25 (Canada)(2)		270,000	252,787
Total Energy			2,599,409
Financials — 3.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.65%, 07/21/27 (Ireland)		495,000	445,001
Australia & New Zealand Banking Group Ltd., 4.40%, 05/19/26 (Australia)(2)		290,000	282,298
Bank of Montreal, 3.80%, (USD 5 Year Swap + 1.43%), 12/15/32 (Canada)(1)		263,000	241,387
BBVA Bancomer SA, 5.13%, (US 5 Year CMT T-Note + 2.65%), 01/18/33 (Mexico)(1)(2)		200,000	177,202
Development Bank of Kazakhstan JSC, 8.95%, 05/04/23 (Kazakhstan)(2)	KZT	70,000,000	164,042
Fairfax Financial Holdings Ltd., 4.85%, 04/17/28 (Canada)(2)		380,000	370,914
Grupo de Inversiones Suramericana SA, 5.50%, 04/29/26 (Colombia)(2)		450,000	454,500
Guanay Finance Ltd., 6.00%, 12/15/20 (Chile)(2)		611,483	617,598
Societe Generale SA, 4.75%, 11/24/25 (France)(2)		765,000	750,669
Toronto-Dominion Bank (The), 3.63%, (USD 5 Year Swap + 2.21%), 09/15/31 (Canada)(1)		335,000	312,261
Total Financials			3,815,872
Government — 7.4%
Angolan Government International Bond, 9.38%, 05/08/48 (Angola)(2)		200,000	201,606
Argentine Republic Government International Bond, 6.88%, 01/26/27 (Argentina)		380,000	319,057
Brazil Notas Do Tesouro Nacional, Series NTNF, 10.00%, 01/01/25 (Brazil)	BRL	430,000	117,348

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2018

Security Description		Principal	Value
FOREIGN BONDS (continued)
Government (continued)
Brazilian Government International Bond, 10.25%, 01/10/28 (Brazil)	BRL	270,000	$80,259
Colombia Government International Bond, 4.38%, 03/21/23 (Colombia)	COP	1,195,000,000	356,422
Costa Rica Government International Bond, 4.38%, 04/30/25 (Costa Rica)(2)		$375,000	309,877
Dominican Republic International Bond, 6.88%, 01/29/26 (Dominican Republic)(2)		190,000	199,975
Dominican Republic International Bond, 6.00%, 07/19/28 (Dominican Republic)(2)		150,000	149,062
Ecuador Government International Bond, 8.88%, 10/23/27 (Ecuador)(2)		315,000	278,066
Indonesia Government International Bond, 8.50%, 10/12/35 (Indonesia)(2)		495,000	649,679
Indonesia Treasury Bond, Series FR70, 8.38%, 03/15/24 (Indonesia)	IDR	4,780,000,000	312,064
Jordan Government International Bond, 5.75%, 01/31/27 (Jordan)(2)		275,000	253,409
Mexican Bonos, Series M, 6.50%, 06/09/22 (Mexico)	MXN	7,000,000	322,066
Mexico Government International Bond, 4.15%, 03/28/27 (Mexico)		480,000	457,620
Nigeria Government International Bond, 6.50%, 11/28/27 (Nigeria)(2)		355,000	326,829
Oman Government International Bond, 5.38%, 03/08/27 (Oman)(2)		650,000	613,639
Philippine Government International Bond, 9.50%, 02/02/30 (Philippines)		310,000	447,376
Provincia De Buenos Aire, 9.13%, 03/16/24 (Argentina)(2)		450,000	403,879
Republic of South Africa Government Bond, Series 2023, 7.75%, 02/28/23 (South Africa)	ZAR	3,500,000	229,632
Republic of South Africa Government International Bond, 5.65%, 09/27/47 (South Africa)		200,000	169,000
Russian Federal Bond — OFZ, Series 6216, 6.70%, 05/15/19 (Russia)	RUB	9,145,000	138,382
Russian Federal Bond — OFZ, Series 6215, 7.00%, 08/16/23 (Russia)	RUB	6,795,000	98,457
Turkey Government International Bond, 5.63%, 03/30/21 (Turkey)		200,000	195,432
Turkey Government International Bond, 4.88%, 10/09/26 (Turkey)		305,000	258,700
Ukraine Government International Bond, 7.75%, 09/01/23 (Ukraine)(2)		100,000	95,409
Ukraine Government International Bond, 7.75%, 09/01/26 (Ukraine)(2)		355,000	321,838
Total Government			7,305,083
Health Care — 0.2%
Concordia International Corp., 8.00%, 09/06/24 (Canada)		67,000	65,828
Security Description		Principal	Value
FOREIGN BONDS (continued)
Health Care (continued)
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26 (Israel)		$160,000	$130,571
Total Health Care			196,399
Industrials — 1.9%
Ashtead Capital, Inc., 4.38%, 08/15/27 (United Kingdom)(2)		380,000	350,436
Bombardier, Inc., 6.13%, 01/15/23 (Canada)(2)		235,000	233,238
British Airways Pass-Through Trust, Class B, Series 2013-1, 5.63%, 06/20/20 (United Kingdom)(2)		113,452	115,154
CNH Industrial NV, 4.50%, 08/15/23 (United Kingdom)		362,000	365,620
Garda World Security Corp., 8.75%, 05/15/25 (Canada)(2)		280,000	264,600
Hulk Finance Corp., 7.00%, 06/01/26 (Canada)(2)		190,000	175,275
Titan Acquisition Ltd. / Titan Co. — Borrower LLC, 7.75%, 04/15/26 (Canada)(2)		175,000	146,125
Topaz Marine SA, 9.13%, 07/26/22 (United Arab Emirates)(2)		255,000	264,774
Total Industrials			1,915,222
Materials — 2.6%
Anglo American Capital PLC, 4.00%, 09/11/27 (South Africa)(2)		355,000	323,841
BHP Billiton Finance USA Ltd., 6.75%, (USD 5 Year Swap + 5.09%), 10/19/75 (Australia)(1)(2)		440,000	477,400
Equate Petrochemical BV, 4.25%, 11/03/26 (Kuwait)(2)		300,000	291,585
Glencore Funding LLC, 4.00%, 03/27/27 (Switzerland)(2)		380,000	350,089
NOVA Chemicals Corp., 4.88%, 06/01/24 (Canada)(2)		105,000	96,863
NOVA Chemicals Corp., 5.00%, 05/01/25 (Canada)(2)		250,000	228,125
Rusal Capital DAC, 5.13%, 02/02/22 (Russia)(2)		695,000	493,450
SABIC Capital II BV, 4.50%, 10/10/28 (Saudi Arabia)(2)		290,000	284,751
Total Materials			2,546,104
Utilities — 0.9%
ENEL Finance International NV, 4.63%, 09/14/25 (Italy)(2)		250,000	236,699
Perusahaan Listrik Negara PT, 4.13%, 05/15/27 (Indonesia)(2)		360,000	324,911
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28 (Colombia)(2)		280,000	282,128
Total Utilities			843,738
Total Foreign Bonds
(Cost $23,053,220)			21,536,906

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2018

Security Description	Principal	Value
TERM LOANS — 18.0%
Aerospace — 0.4%
TransDigm, Inc., 4.80%, (1-Month USD LIBOR + 2.50%), 06/09/23(1)	$369,389	$368,218
TransDigm, Inc., 4.80%, (1-Month USD LIBOR + 2.50%), 05/30/25(1)	59,700	59,500
Total Aerospace		427,718
Chemicals — 0.2%
New Arclin U.S. Holding Corp., 5.89%, (3-Month USD LIBOR + 3.50%), 02/14/24(1)	233,571	233,279
Consumer Durables — 0.3%
Global Appliance, Inc. (aka SharkNinja Operating LLC), 6.31%, (1-Month USD LIBOR + 4.00%), 09/29/24(1)	297,000	295,329
Consumer Non-Durables — 1.0%
American Greetings Corp., 6.80%, (1-Month USD LIBOR + 4.50%), 04/06/24(1)	324,475	325,489
Herbalife Nutrition Ltd., 5.49%, (1-Month USD LIBOR + 3.25%), 08/18/25(1)	50,000	50,292
Kronos Acquisition Intermediate, Inc. (aka KIK Custom Products), 6.30%, (1-Month USD LIBOR + 4.00%), 05/15/23 (Nigeria)(1)	121,202	119,763
Parfums Holding Co., Inc., 6.53%, (3-Month USD LIBOR + 4.25%), 06/30/24(1)	192,592	192,833
Rodan & Fields, LLC, 6.28%, (PRIME + 3.00%), 06/16/25 (Kazakhstan)(1)	279,300	281,220
Total Consumer Non-Durables		969,597
Energy — 0.6%
Medallion Midland Acquisition, LLC, 5.55%, (1-Month USD LIBOR + 3.25%), 10/30/24(1)	253,088	251,980
Moda Ingleside Energy Center, LLC, 5.54%, (1-Month USD LIBOR + 3.25%), 09/29/25(1)	20,000	20,183
Traverse Midstream Partners LLC, 6.60%, (3-Month USD LIBOR + 4.00%), 09/27/24 (Turkey)(1)	275,000	277,192
Total Energy		549,355
Financials — 2.2%
Asurion, LLC (fka Asurion Corp.), 8.80%, (1-Month USD LIBOR + 6.50%), 08/04/25(1)	326,228	335,403
Blackhawk Network Holdings, Inc., 5.39%, (3-Month USD LIBOR + 3.00%), 06/15/25(1)	174,563	175,136
Ditech Holding Corp., 8.30%, (1-Month USD LIBOR + 6.00%), 06/30/22(1)	517,627	482,687
Financial & Risk US Holdings, Inc. (aka Refinitiv), 0.00%, 10/01/25(1)(6)	335,000	332,069
FinCo I, LLC (aka Fortress Investment Group), 4.30%, (1-Month USD LIBOR + 2.00%), 12/27/22(1)	133,435	133,539
Genworth Holdings, Inc., 6.83%, (2-Month USD LIBOR + 4.50%), 03/07/23(1)	24,875	25,435
iStar, Inc. (fka iStar Financial, Inc.), 5.03%, (1-Month USD LIBOR + 2.75%), 06/28/23(1)	254,363	254,839
PI UK Holdco II Limited, 5.80%, (1-Month USD LIBOR + 3.50%), 01/03/25(1)	412,925	412,281
Total Financials		2,151,389
Security Description	Principal	Value
TERM LOANS (continued)
Food and Drug — 0.2%
Albertson’s LLC, 5.38%, (3-Month USD LIBOR + 3.00%), 12/21/22(1)	$219,545	$219,331
Food/Tobacco — 0.2%
H-Food Holdings, LLC (aka Hearthside Food Solutions, LLC), 5.30%, (1-Month USD LIBOR + 3.00%), 05/23/25(1)	44,888	44,186
Milk Specialties Co., 6.24%, (1-Month USD LIBOR + 4.00%), 08/16/23(1)	207,855	207,985
Total Food/Tobacco		252,171
Gaming/Leisure — 0.6%
Playa Resorts Holding B.V., 5.05%, (1-Month USD LIBOR + 2.75%), 04/29/24(1)	226,986	224,148
Scientific Games International, Inc., 5.05%, (2-Month USD LIBOR + 2.75%), 08/14/24(1)	129,350	128,276
UFC Holdings, LLC, 5.56%, (1-Month USD LIBOR + 3.25%), 08/18/23(1)	273,529	275,467
Total Gaming/Leisure		627,891
Health Care — 1.9%
Accelerated Health Systems LLC, 0.00%, 10/31/25(1)(6)	150,000	150,750
AHP Health Partners, Inc. (aka Ardent Health Partners, LLC), 6.80%, (1-Month USD LIBOR + 4.50%), 06/30/25(1)	189,525	190,680
Auris Lux Co. (aka Sivantos Group), 0.00%, 07/24/25 (Luxembourg)(1)(6)	30,000	30,256
Bausch Health Companies, Inc. (fka Valeant Pharmaceuticals International, Inc.), 5.27%, (1-Month USD LIBOR + 3.00%), 06/02/25 (Canada)(1)	175,283	175,591
CCS-CMGC Holdings, Inc., 7.80%, (1-Month USD LIBOR + 5.50%), 10/01/25(1)	160,000	159,400
CHG Healthcare Services, Inc. (fka CHG Buyer Corp.), 5.30%, (1-Month USD LIBOR + 3.00%), 06/07/23(1)	322,533	324,002
Concordia Healthcare Corp., 7.78%, (1-Month USD LIBOR + 5.50%), 09/06/24 (Canada)(1)	159,000	156,218
Envision Health Care Corp., 6.05%, (1-Month USD LIBOR + 3.75%), 10/10/25(1)	236,145	231,662
Ortho-Clinical Diagnostics, Inc., 5.54%, (1-Month USD LIBOR + 3.25%), 06/30/25(1)	198,000	197,604
Prospect Medical Holdings, Inc., 7.81%, (1-Month USD LIBOR + 5.50%), 02/22/24(1)	144,275	145,537
U.S. Renal Care, Inc., 6.64%, (3-Month USD LIBOR + 4.25%), 12/30/22(1)	134,654	130,838
Universal Health Services, Inc., 0.00%, 10/31/25(1)(6)	25,000	25,094
Total Health Care		1,917,632
Housing — 1.0%
84 Lumber Co., 7.53%, (1-Month USD LIBOR + 5.25%), 10/25/23 (South Africa)(1)	215,625	217,422
American Builders & Contractors Supply Co., Inc., 4.30%, (1-Month USD LIBOR + 2.00%), 10/31/23 (Mexico)(1)	213,448	211,714
Capital Automotive L.P., 8.31%, (1-Month USD LIBOR + 6.00%), 03/24/25 (Chile)(1)	243,153	247,712

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2018

Security Description	Principal	Value
TERM LOANS (continued)
Housing (continued)
CPG International LLC (fka CPG International, Inc.), 6.25%, (3-Month USD LIBOR + 3.75%), 05/05/24(1)	$300,867	$302,122
Total Housing		978,970
Information Technology — 2.0%
Applied Systems, Inc., 9.39%, (3-Month USD LIBOR + 7.00%), 09/19/25(1)	50,000	51,000
BMC Software Finance, Inc., 6.65%, (3-Month USD LIBOR + 4.25%), 10/02/25(1)	310,000	311,454
Intralinks, Inc., 6.31%, (1-Month USD LIBOR + 4.00%), 11/14/24(1)	118,322	118,692
Kronos, Inc., 5.34%, (3-Month USD LIBOR + 3.00%), 11/01/23 (Oman)(1)	194,025	194,586
Kronos, Inc., 10.59%, (3-Month USD LIBOR + 8.25%), 11/01/24(1)	178,000	181,189
Renaissance Holding Corp., 5.55%, (1-Month USD LIBOR + 3.25%), 05/30/25 (Canada)(1)	334,163	333,327
SS&C Technologies, Inc., 4.55%, (1-Month USD LIBOR + 2.25%), 04/16/25(1)	389,144	387,657
SS&C Technologies, Inc., 4.55%, (1-Month USD LIBOR + 2.25%), 04/16/25(1)	150,833	150,257
Vertafore, Inc., 5.55%, (1-Month USD LIBOR + 3.25%), 07/02/25(1)	300,000	299,437
Total Information Technology		2,027,599
Manufacturing — 1.0%
Accudyne Industries Borrower SCA, 5.30%, (1-Month USD LIBOR + 3.00%), 08/18/24(1)	237,981	237,429
CPI Acquisition, Inc., 7.02%, (3-Month USD LIBOR + 4.50%), 08/17/22(1)	535,000	354,055
Deliver Buyer, Inc. (aka MHS Holdings, Inc.), 7.31%, (3-Month USD LIBOR + 5.00%), 05/01/24(1)	169,144	169,989
Filtration Group Corp., 5.30%, (1-Month USD LIBOR + 3.00%), 03/29/25 (Israel)(1)	74,625	75,031
Hillman Group, Inc. (The), 6.30%, (1-Month USD LIBOR + 4.00%), 05/30/25(1)	134,663	132,508
Total Manufacturing		969,012
Media/Telecom – Cable/Wireless Video — 0.7%
Altice US Finance I Corp., 4.55%, (1-Month USD LIBOR + 2.25%), 07/28/25(1)	198,992	198,931
CSC Holdings, LLC, 0.00%, 01/15/26(1)(6)	270,000	269,874
Telenet Financing USD LLC, 4.53%, (1-Month USD LIBOR + 2.25%), 08/15/26(1)	200,000	199,602
Total Media/Telecom – Cable/Wireless Video		668,407
Media/Telecom – Diversified Media — 0.4%
Cineworld Finance US, Inc., 4.80%, (1-Month USD LIBOR + 2.50%), 02/28/25 (Kazakhstan)(1)	373,125	372,056
Media/Telecom – Telecommunications — 0.7%
CenturyLink, Inc., 5.05%, (1-Month USD LIBOR + 2.75%), 01/31/25(1)	203,112	201,208
Securus Technologies Holdings, Inc., 6.80%, (1-Month USD LIBOR + 4.50%), 11/01/24(1)	111,113	111,577
Securus Technologies Holdings, Inc., 0.00%, 11/01/24(1)(6)	52,000	52,130
Security Description	Principal	Value
TERM LOANS (continued)
Media/Telecom – Telecommunications (continued)
Securus Technologies Holdings, Inc., 10.55%, (1-Month USD LIBOR + 8.25%), 11/01/25 (Turkey)(1)	$210,000	$210,699
West Corp., 6.03%, (1-Month USD LIBOR + 3.50%), 10/10/24 (Ukraine)(1)	129,675	128,405
Total Media/Telecom – Telecommunications		704,019
Media/Telecom – Wireless Communications — 0.1%
Digicel International Finance Ltd., 5.57%, (3-Month USD LIBOR + 3.25%), 05/27/24(1)	74,250	71,373
Metals/Minerals — 0.7%
Contura Energy, Inc., 7.30%, (2-Month USD LIBOR + 5.00%), 03/18/24(1)	266,474	266,474
Covia Holdings Corp. (fka Unimin Corp.), 6.14%, (1-Month USD LIBOR + 3.75%), 06/01/25(1)	264,338	222,787
GrafTech Finance, Inc., 5.80%, (1-Month USD LIBOR + 3.50%), 02/12/25(1)	227,125	227,693
Total Metals/Minerals		716,954
Retail — 0.3%
Neiman Marcus Group, Inc. (The), 5.53%, (1-Month USD LIBOR + 3.25%), 10/25/20(1)	301,831	275,629
Service — 2.4%
Advantage Sales & Marketing, Inc., 5.55%, (1-Month USD LIBOR + 3.25%), 07/23/21(1)	257,023	234,320
GFL Environmental, Inc., 0.00%, 05/30/25(1)(6)	215,000	212,044
Hoya Midco, LLC, 0.00%, 06/30/24(1)(6)	348,021	347,005
Laureate Education, Inc., 6.03%, (3-Month USD LIBOR + 3.50%), 04/26/24(1)	222,186	222,908
NAB Holdings, LLC, 5.39%, (3-Month USD LIBOR + 3.00%), 07/01/24(1)	287,754	284,757
One Call Corp., 7.53%, (1-Month USD LIBOR + 5.25%), 11/27/22(1)	114,386	107,972
Red Ventures, LLC, 0.00%, 11/08/24(1)(6)	15,000	15,094
Red Ventures, LLC, 6.30%, (1-Month USD LIBOR + 3.75%), 11/08/24 (Mexico)(1)	323,097	325,117
Sedgwick Claims Management Services, Inc., 8.06%, (3-Month USD LIBOR + 5.75%), 02/28/22(1)	330,000	330,929
Spin Holdco, Inc., 5.69%, (3-Month USD LIBOR + 3.25%), 11/14/22(1)	55,000	55,120
TKC Holdings, Inc., 6.06%, (1-Month USD LIBOR + 3.75%), 02/01/23(1)	220,431	220,864
Total Service		2,356,130
Utilities — 1.1%
APLP Holdings Limited Partnership, 5.24%, (1-Month USD LIBOR + 3.00%), 04/13/23 (Canada)(1)	195,438	196,074
Brookfield WEC Holdings, Inc. (aka Westinghouse Electric Co. LLC), 6.05%, (1-Month USD LIBOR + 3.75%), 08/01/25(1)	200,000	201,514
Brookfield WEC Holdings, Inc. (aka Westinghouse Electric Co. LLC), 9.05%, (1-Month USD LIBOR + 6.75%), 08/03/26(1)	115,000	117,099
Talen Energy Supply, LLC, 6.30%, (1-Month USD LIBOR + 4.00%), 04/15/24(1)	234,010	234,924

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2018

Security Description	Principal	Value
TERM LOANS (continued)
Utilities (continued)
Vistra Operations Company LLC (fka Tex Operations Company LLC), 4.30%, (1-Month USD LIBOR + 2.00%), 08/04/23(1)	$318,811	$318,478
Total Utilities		1,068,089
Total Term Loans
(Cost $18,011,295)		17,851,930
MORTGAGE BACKED SECURITIES — 11.1%
Commercial Mortgage Backed Securities — 0.4%
Caesars Palace Las Vegas Trust, Class C, Series 2017-VICI, 4.14%, 10/15/34(2)	285,000	284,886
Sutherland Commercial Mortgage Loans, Class A, Series 2017-SBC6, 3.19%, 05/25/37(1)(2)(7)(8)	106,882	107,185
Total Commercial Mortgage Backed Securities		392,071
Mortgage Securities — 1.1%
Fannie Mae Pool, 4.00%, 09/01/47	1,095,918	1,097,051
Residential Mortgage Backed Securities — 9.6%
American Homes 4 Rent Trust, Class C, Series 2015-SFR2, 4.69%, 10/17/45(2)	510,000	521,240
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Class M4, Series 2003-AR3, 3.66%, (1-Month USD LIBOR + 5.85%), 06/25/33(1)	456,911	453,621
Banc of America Funding Trust, Class 5A1, Series 2004-D, 3.64%, 01/25/35(1)(7)	383,710	384,522
Bayview Opportunity Master Fund IVa Trust, Class B1, Series 2016-SPL1, 4.25%, 04/28/55(2)	350,000	353,687
Bayview Opportunity Master Fund IVb Trust, Class B1, Series 2016-SPL2, 4.25%, 06/28/53(1)(2)(7)	290,000	292,988
Bear Stearns ARM Trust, Class 22A1, Series 2004-9, 4.73%, 11/25/34(1)(7)	284,190	289,253
Chase Mortgage Trust, Class M2, Series 2016-1, 3.69%, 04/25/45(1)(2)(7)	365,642	358,569
Chase Mortgage Trust, Class M2, Series 2016-2, 3.65%, 12/25/45(1)(2)(7)	437,270	428,158
Colony Starwood Homes Trust, Class C, Series 2016-2A, 4.43%, (1-Month USD LIBOR + 2.15%), 12/17/33(1)(2)	430,000	431,357
COLT Mortgage Loan Trust, Class A3, Series 2017-1, 3.07%, 05/27/47(1)(2)(7)	103,376	102,575
CSMC Mortgage-Backed Trust, Class 3A1, Series 2006-8, 6.00%, 10/25/21	65,133	59,196
Deephaven Residential Mortgage Trust, Class A2, Series 2017-1A, 2.93%, 12/26/46(1)(2)(7)	47,916	47,536
Deephaven Residential Mortgage Trust, Class A2, Series 2017-2A, 2.61%, 06/25/47(1)(2)(7)	85,874	84,575
Galton Funding Mortgage Trust, Class A21, Series 2017-1, 3.50%, 07/25/56(1)(2)(7)	237,847	234,510
Home Equity Mortgage Trust, Class M7, Series 2005-2, 3.96%, (1-Month USD LIBOR + 1.68%), 07/25/35(1)	77,536	77,635
JPMorgan Mortgage Trust, Class A3, Series 2018-8, 4.00%, 01/25/49(1)(2)(7)	108,491	107,362
New Residential Mortgage Loan Trust, Class A1, Series 2016-1A, 3.75%, 03/25/56(1)(2)(7)	134,731	134,601
Security Description	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
New Residential Mortgage Loan Trust, Class B1A, Series 2016-4A, 4.50%, 11/25/56(1)(2)(7)	$607,370	$614,533
Pretium Mortgage Credit Partners I LLC, Class A1, Series 2017-NPL5, 3.33%, 12/30/32(1)(2)(7)	115,819	115,288
Pretium Mortgage Credit Partners I LLC, Class A1, Series 2017-NPL2, 3.25%, 03/28/57(2)(9)	186,339	185,499
Progress Residential Trust, Class B, Series 2017-SFR1, 3.02%, 08/17/34(2)	275,000	264,242
Progress Residential Trust, Class B, Series 2018-SFR1, 3.48%, 03/17/35(2)	400,000	392,825
Resecuritization Pass-Through Trust, Class A5, Series 2005-8R, 6.00%, 10/25/34	94,007	94,391
Sequoia Mortgage Trust, Class B1, Series 2013-8, 3.53%, 06/25/43(1)(7)	275,429	267,049
Structured Adjustable Rate Mortgage Loan Trust, Class 3A2, Series 2004-4, 4.38%, 04/25/34(1)(7)	133,893	136,261
Towd Point Mortgage Trust, Class A2, Series 2014-1, 3.25%, 10/25/53(1)(2)(7)	340,000	335,377
Towd Point Mortgage Trust, Class M1, Series 2015-6, 3.75%, 04/25/55(1)(2)(7)	500,000	493,054
Towd Point Mortgage Trust, Class A2, Series 2015-5, 3.50%, 05/25/55(1)(2)(7)	425,000	419,741
Towd Point Mortgage Trust, Class 1M1, Series 2015-2, 3.25%, 11/25/60(1)(2)(7)	1,195,000	1,149,474
Towd Point Mortgage Trust 2016-4, Class A2, Series 2016-4, 3.00%, 07/25/56(1)(2)(7)	250,000	240,017
Tricon American Homes Trust, Class A, Series 2017-SFR1, 2.72%, 09/17/34(2)	125,000	119,541
VOLT LX LLC, Class A1, Series 2017-NPL7, 3.25%, 06/25/47(2)(9)	161,228	160,338
VOLT LXXI LLC, Class A1A, Series 2018-NPL7, 3.97%, 09/25/48(2)(8)(9)	164,762	164,920
Total Residential Mortgage Backed Securities		9,513,935
Total Mortgage Backed Securities
(Cost $11,087,534)		11,003,057
ASSET BACKED SECURITIES — 6.9%
Aqua Finance Trust, Class A, Series 2017-A, 3.72%, 11/15/35(2)	377,430	368,546
Arbys Funding LLC, Class A2, Series 2015-1A, 4.97%, 10/30/45(2)	329,800	332,027
Carnow Auto Receivables Trust, Class D, Series 2016-1A, 7.34%, 11/15/21(2)	430,000	431,978
CONSUMER INSTALLMENT LOAN TRUST, Class A, Series 2016-LD1, 3.96%, 07/15/22(2)	9,353	9,351
CPS Auto Trust, Class D, Series 2018-C, 4.40%, 06/17/24(2)	290,000	291,320
Drug Royalty III LP 1, Class A, Series 2016-1A, 3.98%, 04/15/27(2)	285,405	285,333
DT Auto Owner Trust, Class C, Series 2018-1A, 3.47%, 12/15/23(2)	375,000	374,442
Flagship Credit Auto Trust, Class D, Series 2015-1, 5.26%, 07/15/21(2)	435,000	440,998
Flagship Credit Auto Trust, Class D, Series 2016-3, 3.89%, 11/15/22(2)	525,000	524,935

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2018

Security Description	Principal	Value
ASSET BACKED SECURITIES (continued)
Foursight Capital Automobile Receivables Trust, Class B, Series 2017-1, 3.05%, 12/15/22(2)	$440,000	$433,547
GLS Auto Receivables Trust, Class B, Series 2018-1A, 3.52%, 08/15/23(2)	470,000	466,382
GLS Auto Receivables Trust, Class C, Series 2018-3A, 4.18%, 07/15/24(2)	335,000	334,742
Mariner Finance Issuance Trust, Class A, Series 2017-AA, 3.62%, 02/20/29(2)	500,000	500,014
OnDeck Asset Securitization Trust LLC, Class A, Series 2018-1A, 3.50%, 04/18/22(2)	370,000	368,590
Skopos Auto Receivables Trust, Class B, Series 2018-1A, 3.93%, 05/16/22(2)	565,000	562,441
TCF Auto Receivables Owner Trust, Class C, Series 2016-PT1A, 3.21%, 01/17/23(2)	430,000	425,955
TGIF Funding LLC, Class A2, Series 2017-1A, 6.20%, 04/30/47(2)	388,000	385,876
Upstart Securitization Trust, Class B, Series 2018-1, 3.89%, 08/20/25(2)	295,000	293,876
Total Asset Backed Securities
(Cost $6,857,270)		6,830,353
U.S. TREASURY NOTES — 3.0%
U.S. Treasury Note 2.00%, 02/15/25	565,000	531,100
U.S. Treasury Note 2.38%, 01/31/23	2,500,000	2,440,967
Total U.S. Treasury Notes
(Cost $2,998,723)		2,972,067
Security Description	Principal	Value
TOTAL INVESTMENTS — 96.7%
(Cost $98,752,060)		$95,740,230
Other Assets in Excess of Liabilities — 3.3%		3,219,030
Net Assets — 100.0%		$98,959,260

(1)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2018.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2018, the aggregate value of these securities was $42,010,717, or 42.5% of net assets.
(3)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(4)	Perpetual security with no stated maturity date.
(5)	Payment in-kind security. 100% of the income was received in cash.
(6)	The loan will settle after October 31, 2018 at which the interest will be determined.
(7)	Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.
(8)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located at the end of the Schedule of Investments.
(9)	Represents step coupon bond. Rate shown reflects the rate in effect as of October 31, 2018.

Abbreviations:

CMT — 1 Year Constant Maturity Treasury Index

LIBOR — London InterBank Offered Rate

LP — Limited Partnership

NTNF — National Treasury Note Fixed

PLC — Public Limited Company

Currency Abbreviations

BRL — Brazilian Real

COP — Colombian Peso

IDR — Indonesian Rupiah

KZT — Kazakhstani Tenge

MXN — Mexican Peso

RUB — Russian Ruble

ZAR — South African Rand

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Corporate Bonds	$—	$35,545,917	$—	$35,545,917
Foreign Bonds	—	21,536,906	—	21,536,906
Term Loans	—	17,851,930	—	17,851,930
Mortgage Backed Securities	—	10,730,952	272,105	11,003,057
Asset Backed Securities	—	6,830,353	—	6,830,353
U.S. Treasury Notes	—	2,972,067	—	2,972,067
Total	$—	$95,468,125	$272,105	$95,740,230

Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2018

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the reporting year. The following summarizes inputs (level 3) used as of October 31, 2018:

Mortgage Backed Securities
Balance as of October 31, 2017	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	158
Purchases	165,000
Sales	(238)
Amortization (accretion)	—
Transfers into Level 3	107,185
Transfers out of Level 3	—
Balance as of October 31, 2018	272,105
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2018	$158

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus WMC Global Factor Opportunities ETF

October 31, 2018

Security Description	Shares	Value
Common Stocks — 97.6%
Communication Services — 4.8%
China Mobile Ltd. (China)	2,456	$22,957
DISH Network Corp. Class A*	378	11,620
Facebook, Inc. Class A*	307	46,599
Liberty Global PLC Class A (United Kingdom)*	798	20,453
Modern Times Group MTG AB Class B (Sweden)	142	5,248
Nintendo Co. Ltd. (Japan)	56	17,450
Omnicom Group, Inc.	218	16,202
SK Telecom Co. Ltd. (South Korea)	51	11,994
SoftBank Group Corp. (Japan)	159	12,750
Take-Two Interactive Software, Inc.*	114	14,691
Vodafone Group PLC (United Kingdom)	11,346	21,437
Walt Disney Co. (The)	321	36,860
Total Communication Services		238,261
Consumer Discretionary — 9.6%
Best Buy Co., Inc.	400	28,064
Carnival Corp.	273	15,299
Compass Group PLC (United Kingdom)	988	19,448
Daimler AG (Germany)	380	22,536
Darden Restaurants, Inc.	125	13,319
Dollar General Corp.	220	24,504
Fiat Chrysler Automobiles NV (United Kingdom)*	1,121	17,077
Home Depot, Inc. (The)	232	40,804
Kering (France)	52	23,182
Kohl’s Corp.	354	26,808
Lear Corp.	181	24,055
Lululemon Athletica, Inc.*	110	15,480
Macy’s, Inc.	452	15,499
Michael Kors Holdings Ltd.*	272	15,072
Mohawk Industries, Inc.*	77	9,604
O’Reilly Automotive, Inc.*	56	17,962
Panasonic Corp. (Japan)	1,830	20,265
Peugeot SA (France)	643	15,316
Renault SA (France)	156	11,674
Ross Stores, Inc.	210	20,790
Sony Corp. (Japan)	355	19,318
Subaru Corp. (Japan)	471	12,744
Takashimaya Co. Ltd. (Japan)	943	14,876
TJX Cos., Inc. (The)	210	23,075
Tractor Supply Co.	153	14,059
Total Consumer Discretionary		480,830
Consumer Staples — 5.5%
Aeon Co. Ltd. (Japan)	1,044	23,964
Archer-Daniels – Midland Co.	306	14,458
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	4	27,603
Costco Wholesale Corp.	114	26,064
Danone SA (France)	225	15,948
L’Oreal SA (France)	61	13,742
Nestle SA (Switzerland)	350	29,581
NH Foods Ltd. (Japan)	466	16,107
Pernod Ricard SA (France)	160	24,429
Pick n Pay Stores Ltd. (South Africa)	3,864	17,845
SPAR Group Ltd. (The) (South Africa)	1,336	15,923
Tesco PLC (United Kingdom)	5,178	14,117
Security Description	Principal	Value
Common Stocks (continued)
Consumer Staples (continued)
Unilever NV (United Kingdom)	342	$18,409
Unilever PLC (United Kingdom)	273	14,469
Total Consumer Staples		272,659
Energy — 7.1%
Anadarko Petroleum Corp.	229	12,183
BP PLC (United Kingdom)	4,504	32,660
China Petroleum & Chemical Corp. Class H (China)	23,868	19,357
CNOOC Ltd. (China)	10,662	18,300
Eni SpA (Italy)	859	15,281
EOG Resources, Inc.	151	15,906
Equinor ASA (Norway)	695	18,080
LUKOIL PJSC (Russia)(1)	379	28,289
Marathon Petroleum Corp.	251	17,683
OMV AG (Austria)	255	14,190
PetroChina Co. Ltd. Class H (China)	20,000	14,639
Petronas Dagangan Bhd (Malaysia)	2,285	14,198
Reliance Industries Ltd. (India)(2)(3)	522	14,903
Royal Dutch Shell PLC Class A (Netherlands)	806	25,761
Royal Dutch Shell PLC Class B (Netherlands)	1,093	35,835
Suncor Energy, Inc. (Canada)	443	14,860
TOTAL SA (France)	374	22,011
TransCanada Corp. (Canada)	530	19,985
Total Energy		354,121
Financials — 22.0%
3i Group PLC (United Kingdom)	1,852	20,789
Affiliated Managers Group, Inc.	115	13,071
Aflac, Inc.	484	20,846
AIA Group Ltd. (Hong Kong)	2,644	20,011
Allstate Corp. (The)	204	19,527
American Express Co.	243	24,963
Athene Holding Ltd. Class A*	324	14,813
Australia & New Zealand Banking Group Ltd. (Australia)	744	13,662
Aviva PLC (United Kingdom)	4,290	23,497
AXA SA (France)	712	17,855
Banco Bilbao Vizcaya Argentaria SA (Spain)	2,380	13,168
Banco Santander SA (Spain)	3,442	16,354
Bank Central Asia Tbk PT (Indonesia)	9,795	15,238
Bank of America Corp.	1,612	44,330
Bank of New York Mellon Corp. (The)	394	18,648
Barclays PLC (United Kingdom)	7,132	15,725
BlackRock, Inc.	40	16,457
BNP Paribas SA (France)	308	16,093
Capital One Financial Corp.	304	27,147
Chailease Holding Co. Ltd. (Taiwan)	4,662	13,289
Charles Schwab Corp. (The)	484	22,380
China Life Insurance Co. Ltd. Class H (China)	8,280	16,493
Cincinnati Financial Corp.	280	22,019
CME Group, Inc.	127	23,272
Commonwealth Bank of Australia (Australia)	372	18,237
Dai-ichi Life Holdings, Inc. (Japan)	901	17,056
Discover Financial Services	344	23,966
E*TRADE Financial Corp.	430	21,251
East West Bancorp, Inc.	339	17,777
Everest Re Group Ltd.	72	15,686
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus WMC Global Factor Opportunities ETF (continued)

October 31, 2018

Security Description	Shares	Value
Common Stocks (continued)
Financials (continued)
Franklin Resources, Inc.	468	$14,274
Hanwha Life Insurance Co. Ltd. (South Korea)	4,133	16,267
Hartford Financial Services Group, Inc. (The)	460	20,893
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	640	16,975
Intercontinental Exchange, Inc.	205	15,793
Kinnevik AB Class B (Sweden)	513	14,233
Lloyds Banking Group PLC (United Kingdom)	28,800	21,064
MetLife, Inc.	520	21,419
National Australia Bank Ltd. (Australia)	776	13,854
NN Group NV (Netherlands)	432	18,593
Ping An Insurance Group Co. of China Ltd. Class H (China)	1,866	17,573
Principal Financial Group, Inc.	348	16,380
Progressive Corp. (The)	553	38,544
Prudential Financial, Inc.	256	24,008
Reinsurance Group of America, Inc.	111	15,803
Royal Bank of Canada (Canada)	260	18,944
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	61	14,908
Societe Generale SA (France)	316	11,625
Sumitomo Mitsui Financial Group, Inc. (Japan)	318	12,440
SVB Financial Group*	52	12,336
Synchrony Financial	644	18,599
T Rowe Price Group, Inc.	185	17,943
TD Ameritrade Holding Corp.	404	20,895
Torchmark Corp.	293	24,805
Toronto-Dominion Bank (The) (Canada)	468	25,962
Travelers Cos., Inc. (The)	166	20,772
Voya Financial, Inc.	348	15,228
Westpac Banking Corp. (Australia)	764	14,527
Total Financials		1,098,277
Health Care — 8.8%
Abbott Laboratories	228	15,718
Agilent Technologies, Inc.	231	14,967
Anthem, Inc.	86	23,699
Cardinal Health, Inc.	243	12,296
Centene Corp.*	331	43,136
Cerner Corp.*	260	14,893
Cigna Corp.	103	22,022
CSL Ltd. (Australia)	98	13,047
Express Scripts Holding Co.*	318	30,837
Gilead Sciences, Inc.	483	32,931
HCA Healthcare, Inc.	148	19,762
Henry Schein, Inc.*	153	12,699
Humana, Inc.	84	26,914
IDEXX Laboratories, Inc.*	69	14,636
Illumina, Inc.*	76	23,647
Lonza Group AG (Switzerland)*	76	23,898
Mettler-Toledo International, Inc.*	27	14,764
Nektar Therapeutics*	200	7,736
Straumann Holding AG (Switzerland)	25	17,066
UnitedHealth Group, Inc.	167	43,646
Veeva Systems, Inc. Class A*	134	12,241
Total Health Care		440,555
Security Description	Principal	Value
Common Stocks (continued)
Industrials — 12.6%
Canadian National Railway Co. (Canada)	296	$25,304
Caterpillar, Inc.	217	26,327
CH Robinson Worldwide, Inc.	148	13,177
CNH Industrial NV (United Kingdom)	1,132	11,778
Copart, Inc.*	254	12,423
CoStar Group, Inc.*	68	24,577
CSX Corp.	343	23,619
Cummins, Inc.	102	13,942
Daelim Industrial Co. Ltd. (South Korea)	241	16,073
Dai Nippon Printing Co. Ltd. (Japan)	800	17,973
Daikin Industries Ltd. (Japan)	140	16,285
Deutsche Lufthansa AG (Germany)	621	12,492
General Dynamics Corp.	104	17,948
Hanwha Corp. (South Korea)	524	12,921
IDEX Corp.	165	20,925
IHS Markit Ltd.*	263	13,815
Ingersoll-Rand PLC	168	16,118
JB Hunt Transport Services, Inc.	109	12,057
Legrand SA (France)	195	12,753
Lockheed Martin Corp.	87	25,565
Marubeni Corp. (Japan)	1,900	15,429
Mitsubishi Electric Corp. (Japan)	1,150	14,610
Old Dominion Freight Line, Inc.	150	19,563
PACCAR, Inc.	283	16,190
RELX PLC (United Kingdom)*	1,188	23,507
Robert Half International, Inc.	195	11,803
Roper Technologies, Inc.	116	32,816
Schindler Holding AG (Switzerland)	87	18,071
Stanley Black & Decker, Inc.	116	13,516
Sumitomo Corp. (Japan)	961	14,594
Taisei Corp. (Japan)	289	12,384
Toppan Printing Co. Ltd. (Japan)	1,100	15,588
Toshiba Corp. (Japan)*	549	16,446
Transurban Group (Australia)	1,944	15,611
Volvo AB Class B (Sweden)	1,048	15,667
Wabtec Corp.	122	10,007
Waste Management, Inc.	181	16,194
Total Industrials		628,068
Information Technology — 18.8%
Adobe, Inc.*	273	67,093
Amphenol Corp. Class A	164	14,678
ASML Holding NV (Netherlands)	96	16,410
Automatic Data Processing, Inc.	152	21,900
CA, Inc.	532	23,600
Canon, Inc. (Japan)	710	20,274
CDW Corp.	169	15,212
Citrix Systems, Inc.*	125	12,809
Cognizant Technology Solutions Corp. Class A	227	15,670
Compal Electronics, Inc. (Taiwan)	21,524	11,860
Corning, Inc.	528	16,870
F5 Networks, Inc.*	148	25,941
Fortinet, Inc.*	196	16,107
Fujitsu Ltd. (Japan)	200	12,163
Hewlett Packard Enterprise Co.	1,101	16,790
Hon Hai Precision Industry Co. Ltd. (Taiwan)	4,006	10,202
HP, Inc.	1,601	38,648

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus WMC Global Factor Opportunities ETF (continued)

October 31, 2018

Security Description	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Infosys Ltd. (India)(1)	1,558	$14,754
Keysight Technologies, Inc.*	215	12,272
Lam Research Corp.	108	15,307
Mastercard, Inc. Class A	172	33,999
Micron Technology, Inc.*	653	24,631
Microsoft Corp.	783	83,632
NEC Corp. (Japan)	587	16,855
NetApp, Inc.	326	25,588
Paychex, Inc.	177	11,592
PayPal Holdings, Inc.*	335	28,204
salesforce.com, Inc.*	277	38,016
SAP SE (Germany)	195	20,907
Seagate Technology PLC	296	11,908
ServiceNow, Inc.*	89	16,113
Skyworks Solutions, Inc.	140	12,146
Synopsys, Inc.*	263	23,546
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3,164	23,927
TE Connectivity Ltd.	151	11,388
Telefonaktiebolaget LM Ericsson Class B (Sweden)	1,712	14,925
Texas Instruments, Inc.	217	20,144
Visa, Inc. Class A	428	59,000
Western Digital Corp.	273	11,758
Wirecard AG (Germany)	117	21,919
Worldpay, Inc. Class A*	191	17,541
WPG Holdings Ltd. (Taiwan)	12,541	14,895
Total Information Technology		941,194
Materials — 4.0%
Air Liquide SA (France)	104	12,604
Air Products & Chemicals, Inc.	124	19,139
Albemarle Corp.	134	13,296
ArcelorMittal (Luxembourg)	794	19,821
BHP Billiton Ltd. (Australia)	927	21,144
Covestro AG (Germany)(2)	204	13,198
Empresas CMPC SA (Chile)	4,318	14,782
Glencore PLC (Switzerland)*	6,269	25,550
Jiangxi Copper Co. Ltd. Class H (China)	11,921	13,134
LyondellBasell Industries NV Class A	202	18,033
Mosaic Co. (The)	418	12,933
Vale SA (Brazil)	951	14,492
Total Materials		198,126
Real Estate — 2.6%
Ascendas Real Estate Investment Trust (Singapore)	14,000	25,470
Link REIT (Hong Kong)	2,688	23,823
Public Storage	102	20,958
Redefine Properties Ltd. (South Africa)	23,507	15,281
Swiss Prime Site AG (Switzerland)*	272	22,091
Vonovia SE (Germany)	513	23,486
Total Real Estate		131,109
Security Description	Principal	Value
Common Stocks (continued)
Utilities — 1.8%
Chubu Electric Power Co., Inc. (Japan)	1,314	$18,964
Fortis, Inc./Canada (Canada)	944	31,193
NextEra Energy, Inc.	141	24,322
Xcel Energy, Inc.	359	17,595
Total Utilities		92,074
Total Common Stocks
(Cost $5,068,777)		4,875,274
PREFERRED STOCKS — 1.9%
Consumer Discretionary — 0.5%
Volkswagen AG, 2.57% (Germany)	135	22,747
Consumer Staples — 0.3%
Henkel AG & Co. KGaA, 1.84% (Germany)	138	15,096
Energy — 0.3%
Petroleo Brasileiro SA, 0.37% (Brazil)	2,388	17,723
Financials — 0.8%
Banco Bradesco SA, 3.21% (Brazil)	2,300	21,198
Itau Unibanco Holding SA, 6.61% (Brazil)	1,372	18,157
Total Financials		39,355
Total Preferred Stocks
(Cost $95,847)		94,921
Right — 0.0%(4)
Financials — 0.0%(4)
Banco Santander SA (Spain), expiring 11/6/2018* (Cost $138)	3,442	134
TOTAL INVESTMENTS — 99.5%
(Cost $5,164,762)		4,970,329
Other Assets in Excess of Liabilities — 0.5%		24,466
Net Assets — 100.0%		$4,994,795

*	Non-income producing security.
(1)	American Depositary Receipts.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2018, the aggregate value of these securities was $28,101, or 0.6% of net assets.
(3)	Global Depositary Receipts.
(4)	Amount rounds to less than 0.05%.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus WMC Global Factor Opportunities ETF (continued)

October 31, 2018

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$4,875,274	$—	$—	$4,875,274
Preferred Stocks	94,921	—	—	94,921
Right	134	—	—	134
Total	$4,970,329	$—	$—	$4,970,329

There were no Level 3 securities as of October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

October 31, 2018

	InfraCap REIT Preferred ETF	Virtus Cumberland Municipal Bond ETF	Virtus Glovista Emerging Markets ETF		Virtus InfraCap U.S. Preferred Stock ETF	Virtus LifeSci Biotech Clinical Trials ETF
Assets:
Investments, at cost	$23,212,307	$10,945,168	$13,708,423		$7,872,019	$52,006,064
Investments, at value (including securities on loan)(a)	22,086,321	10,781,285	12,454,859		7,654,984	38,980,906
Cash	390,030	114,950	381,101		273,649	1,056,897
Due from brokers	—	—	—		150,219	—
Foreign currency(b)	—	—	7,625		—	—
Receivables:
Dividends and interest	328	152,783	9,035		10,583	631
Due from Adviser	—	9,641	—		—	—
Securities lending	—	—	—		—	7,684
Tax reclaim	—	—	5,096		—	—
Investment securities sold	—	—	1,816,224		—	—
Prepaid expenses	—	—	85		—	56
Total Assets	22,476,679	11,058,659	14,674,025		8,089,435	40,046,174
Liabilities:
Borrowings	—	—	—		1,878,897	—
Payables:
Investment securities purchased	—	—	1,769,299		—	—
Collateral for securities on loan	—	—	—		—	3,750,281
Deferred foreign tax payable	—	—	4,301		—	—
Advisory fees	8,208	—	8,088		4,550	26,749
Professional fees	—	35,987	—		—	—
Trustee fees	—	37	—		—	—
Written options, at value(c)	—	—	—		10,365	—
Securities sold short, at value(d)	—	—	—		78,110	—
Other accrued expenses	—	12,858	79		—	—
Total Liabilities	8,208	48,882	1,781,767		1,971,922	3,777,030
Net Assets	$22,468,471	$11,009,777	$12,892,258		$6,117,513	$36,269,144
Net Assets Consist of:
Paid-in capital	$24,141,980	$11,071,947	$16,757,833		$6,309,977	$68,361,792
Total distributable earnings (accumulated deficit)	(1,673,509)	(62,170)	(3,865,575	)(e)	(192,464)	(32,092,648)
Net Assets	$22,468,471	$11,009,777	$12,892,258		$6,117,513	$36,269,144
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	950,004	450,004	600,004		250,004	1,350,004
Net asset value per share	$23.65	$24.47	$21.49		$24.47	$26.87
(a) Market value of securities on loan	$—	$—	$—		$—	$10,360,445
(b) Foreign currency, at cost	$—	$—	$7,626		$—	$—
(c) Premiums received from written options	$—	$—	$—		$10,223	$—
(d) Proceeds received from securities sold short	$—	$—	$—		$76,100	$—
(e) Net of foreign taxes of $(4,301)

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (continued)

October 31, 2018

	Virtus LifeSci Biotech Products ETF	Virtus Newfleet Multi-Sector Bond ETF	Virtus WMC Global Factor Opportunities ETF
Assets:
Investments, at cost	$35,057,789	$98,752,060	$5,164,762
Investments, at value (including securities on loan)(a)	29,866,842	95,740,230	4,970,329
Cash	436,874	—	19,725
Foreign currency(b)	—	1	1,515
Receivables:
Securities lending	1,858	—	—
Dividends and interest	267	928,204	5,575
Tax reclaim	—	2,318	1,224
Investment securities sold	—	3,996,744	443
Prepaid expenses	56	3,063	—
Total Assets	30,305,897	100,670,560	4,998,811
Liabilities:
Due to custodian	—	259,624	—
Payables:
Investment securities purchased	—	1,359,341	442
Collateral for securities on loan	3,038,226	—	—
Advisory fees	20,126	11,240	3,574
Professional fees	—	35,547	—
Trustee fees	—	934	—
Other accrued expenses	—	44,614	—
Total Liabilities	3,058,352	1,711,300	4,016
Net Assets	$27,247,545	$98,959,260	$4,994,795
Net Assets Consist of:
Paid-in capital	$37,911,273	$103,909,776	$5,000,100
Total distributable earnings (accumulated deficit)	(10,663,728)	(4,950,516)	(5,305)
Net Assets	$27,247,545	$98,959,260	$4,994,795
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	750,004	4,150,004	200,004
Net asset value per share	$36.33	$23.85	$24.97
(a) Market value of securities on loan	$7,867,787	$—	$—
(b) Foreign currency, at cost	$—	$1	$1,521

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the Year Ended October 31, 2018

	InfraCap REIT Preferred ETF	Virtus Cumberland Municipal Bond ETF	Virtus Glovista Emerging Markets ETF[1]	Virtus InfraCap U.S. Preferred Stock ETF[2]	Virtus LifeSci Biotech Clinical Trials ETF
Investment Income:
Dividend income (net of foreign withholding taxes)	$1,208,319	$2,209	$566,484	$143,047	$2,707
Interest income	—	390,249	972	285	—
Securities lending, net of fees	—	—	—	—	183,849
Total Investment Income	1,208,319	392,458	567,456	143,332	186,556
Expenses:
Dividend and interest expenses	—	—	—	22,876	—
Advisory fees	101,108	35,037	135,609	13,720	433,027
Tax expense	43	—	—	—	57
Custody fees	—	533	—	—	—
Sub-Advisory fees	—	35,037	—	—	—
Exchange listing fees	—	11,129	—	—	—
Professional fees	—	43,835	—	—	—
Insurance fees	—	4,978	—	—	—
Accounting and administration fees	—	4,496	—	—	—
Transfer agent fees	—	4,882	—	—	—
Trustee fees	—	9,413	—	—	—
Report to shareholders fees	—	6,745	—	—	—
Offering costs	—	1,674	—	—	—
Pricing fees	—	21,988	—	—	—
Other expenses	—	2,221	—	—	—
Total Expenses	101,151	181,968	135,609	36,596	433,084
Less expense waivers/reimbursements	—	(97,593)	(5,983)	—	—
Net Expenses	101,151	84,375	129,626	36,596	433,084
Net Investment Income (Loss)	1,107,168	308,083	437,830	106,736	(246,528)
Net Realized Gain (Loss) on:
Investments	(489,779)	72,226	(3,265,433)[3]	21,819	(5,791,722)
Written options	—	—	—	31,996	—
In-kind transactions	—	—	(33,532)	—	20,605,093
Securities sold short	—	—	—	(825)	—
Foreign currency transactions	—	—	12,999	—	—
Total Net Realized Gain (Loss)	(489,779)	72,226	(3,285,966)	52,990	14,813,371
Change in Net Unrealized Appreciation (Depreciation) on:
Investments	(1,208,236)	(494,957)	(1,257,865)[4]	(217,035)	(17,174,895)
Written options	—	—	—	(142)	—
Securities sold short	—	—	—	(2,010)	—
Foreign currency translations	—	—	(910)	—	—
Total Change in Net Unrealized Depreciation	(1,208,236)	(494,957)	(1,258,775)	(219,187)	(17,174,895)
Net Realized and Change in Unrealized Gain (Loss)	(1,698,015)	(422,731)	(4,544,741)	(166,197)	(2,361,524)
Net Decrease in Net Assets Resulting from Operations	$(590,847)	$(114,648)	$(4,106,911)	$(59,461)	$(2,608,052)
Foreign withholding taxes	$—	$—	$83,243	$—	$—

1	From November 7, 2017 (commencement of operations) through October 31, 2018.
2	From May 15, 2018 (commencement of operations) through October 31, 2018.
3	Net of foreign taxes of $(10,951).
4	Net of change in deferred taxes of $(4,301).

The accompanying notes are an integral part of these financial statements.

Statements of Operations (continued)

For the Year Ended October 31, 2018

	Virtus LifeSci Biotech Products ETF	Virtus Newfleet Multi-Sector Bond ETF	Virtus WMC Global Factor Opportunities ETF
Investment Income:
Dividend income (net of foreign withholding taxes)	$54,614	$62,754	$125,174
Interest income	—	7,214,159	202
Securities lending, net of fees	50,167	—	—
Total Investment Income	104,781	7,276,913	125,376
Expenses:
Advisory fees	275,349	959,722	25,909
Tax expense	57	—	30
Custody fees	—	8,352	—
Exchange listing fees	—	10,000	—
Professional fees	—	44,428	—
Insurance fees	—	12,222	—
Accounting and administration fees	—	39,731	—
Transfer agent fees	—	25,725	—
Trustee fees	—	10,310	—
Report to shareholders fees	—	9,500	—
Pricing fees	—	56,620	—
Other expenses	—	1,555	—
Total Expenses	275,406	1,178,165	25,939
Less expense waivers/reimbursements	—	(81,340)	—
Net Expenses	275,406	1,096,825	25,939
Net Investment Income (Loss)	(170,625)	6,180,088	99,437
Net Realized Gain (Loss) on:
Investments	(1,344,866)	(2,006,670)	109,092
In-kind transactions	9,247,570	—	—
Foreign currency transactions	—	(9,499)	(53)
Total Net Realized Gain (Loss)	7,902,704	(2,016,169)	109,039
Change in Net Unrealized Appreciation (Depreciation) on:
Investments	(9,085,959)	(6,416,850)	(213,334)
Foreign currency translations	—	55	(73)
Total Change in Net Unrealized Depreciation	(9,085,959)	(6,416,795)	(213,407)
Net Realized and Change in Unrealized Gain (Loss)	(1,183,255)	(8,432,964)	(104,368)
Net Decrease in Net Assets Resulting from Operations	$(1,353,880)	$(2,252,876)	$(4,931)
Foreign withholding taxes	$—	$5,254	$9,692

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	InfraCap REIT Preferred ETF		Virtus Cumberland Municipal Bond ETF
	For the Year Ended October 31, 2018	For the Period February 7, 2017[1] Through October 31, 2017	For the Year Ended October 31, 2018	For the Period January 17, 2017[1] Through October 31, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$1,107,168	$506,827	$308,083	$378,358
Net realized gain (loss) on investments, written options and securities sold short	(489,779)	10,405	72,226	223,262
Net change in unrealized appreciation (depreciation) on investments, written options and securities sold short	(1,208,236)	82,250	(494,957)	331,074
Net increase (decrease) in net assets resulting from operations	(590,847)	599,482	(114,648)	932,694
Distributions to Shareholders[2]	(1,137,316)	(554,337)	(561,410)	(318,806)
Distributions to Shareholders from return of capital	(218,190)	—	—	—
Total distributions	(1,355,506)	(554,337)	(561,410)	(318,806)
Shareholder Transactions:
Proceeds from shares sold	3,805,481	20,564,198	1,299,481	24,998,500
Cost of shares redeemed	—	—	(6,275,291)	(8,950,743)
Net increase (decrease) in net assets resulting from shareholder transactions	3,805,481	20,564,198	(4,975,810)	16,047,757
Increase (decrease) in net assets	1,859,128	20,609,343	(5,651,868)	16,661,645
Net Assets:
Beginning of period/year	20,609,343	—	16,661,645	—
End of period/year[2]	$22,468,471	$20,609,343	$11,009,777	$16,661,645
Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	800,004	—	650,004	—
Shares sold	150,000	800,004	50,000	1,000,004
Shares redeemed	—	—	(250,000)	(350,000)
Shares outstanding, end of period/year	950,004	800,004	450,004	650,004

1	Commencement of operations.
2	See Note 2(j).

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

	Virtus Glovista Emerging Markets ETF	Virtus InfraCap U.S. Preferred Stock ETF
	For the Period November 7, 2017[1] Through October 31, 2018	For the Period May 15, 2018[1] Through October 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$437,830	$106,736
Net realized gain (loss) on investments, written options and securities sold short	(3,285,966)	52,990
Net change in unrealized depreciation on investments, written options and securities sold short	(1,258,775)	(219,187)
Net decrease in net assets resulting from operations	(4,106,911)	(59,461)
Distributions to Shareholders[2]	(51,696)	(133,003)
Shareholder Transactions:
Proceeds from shares sold	28,302,634	6,309,977
Cost of shares redeemed	(11,251,769)	—
Net increase in net assets resulting from shareholder transactions	17,050,865	6,309,977
Increase in net assets	12,892,258	6,117,513
Net Assets:
Beginning of period/year	—	—
End of period/year[2]	$12,892,258	$6,117,513
Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	—	—
Shares sold	1,100,004	250,004
Shares redeemed	(500,000)	—
Shares outstanding, end of period/year	600,004	250,004

1	Commencement of operations.
2	See Note 2(j).

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

	Virtus LifeSci Biotech Clinical Trials ETF		Virtus LifeSci Biotech Products ETF
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$(246,528)	$(125,271)	$(170,625)	$68,690
Net realized gain (loss) on investments, written options and securities sold short	14,813,371	(3,329,315)	7,902,704	1,814,779
Net change in unrealized appreciation (depreciation) on investments, written options and securities sold short	(17,174,895)	12,951,955	(9,085,959)	7,433,275
Net increase (decrease) in net assets resulting from operations	(2,608,052)	9,497,369	(1,353,880)	9,316,744
Distributions to Shareholders[1]	(326,965)	—	(68,685)	—
Shareholder Transactions:
Proceeds from shares sold	72,952,271	14,913,738	14,861,049	15,741,453
Cost of shares redeemed	(64,249,191)	(11,955,467)	(23,567,951)	(10,811,233)
Net increase (decrease) in net assets resulting from shareholder transactions	8,703,080	2,958,271	(8,706,902)	4,930,220
Increase (decrease) in net assets	5,768,063	12,455,640	(10,129,467)	14,246,964
Net Assets:
Beginning of period/year	30,501,081	18,045,441	37,377,012	23,130,048
End of period/year[1]	$36,269,144	$30,501,081	$27,247,545	$37,377,012
Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	1,100,004	1,000,004	950,004	800,004
Shares sold	2,200,000	650,000	350,000	450,000
Shares redeemed	(1,950,000)	(550,000)	(550,000)	(300,000)
Shares outstanding, end of period/year	1,350,004	1,100,004	750,004	950,004

1	See Note 2(j).

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

	Virtus Newfleet Multi-Sector Bond ETF		Virtus WMC Global Factor Opportunities ETF
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Period October 10, 2017[1] Through October 31, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$6,180,088	$7,948,778	$99,437	$2,084
Net realized gain (loss) on investments, written options and securities sold short	(2,016,169)	2,853,526	109,039	(1,957)
Net change in unrealized appreciation (depreciation) on investments, written options and securities sold short	(6,416,795)	(734,753)	(213,407)	18,907
Net increase (decrease) in net assets resulting from operations	(2,252,876)	10,067,551	(4,931)	19,034
Distributions to Shareholders[2]	(9,169,422)	(10,570,087)	(19,408)	—
Shareholder Transactions:
Proceeds from shares sold	10,021,681	48,492,343	—	5,000,100
Cost of shares redeemed	(68,923,686)	(46,179,993)	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	(58,902,005)	2,312,350	—	5,000,100
Increase (decrease) in net assets	(70,324,303)	1,809,814	(24,339)	5,019,134
Net Assets:
Beginning of period/year	169,283,563	167,473,749	5,019,134	—
End of period/year[2]	$98,959,260	$169,283,563	$4,994,795	$5,019,134
Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	6,550,004	6,450,004	200,004	—
Shares sold	400,000	1,900,000	—	200,004
Shares redeemed	(2,800,000)	(1,800,000)	—	—
Shares outstanding, end of period/year	4,150,004	6,550,004	200,004	200,004

1	Commencement of operations.
2	See Note 2(j).

The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows

For the period ended October 31, 2018

Virtus InfraCap U.S. Preferred Stock ETF
Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(59,461)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(2,107,052)
Proceeds from sales of investment securities	1,556,418
Net proceeds from purchased and written options	45,726
Net proceeds from securities sold short	1,086,954
Payments made to cover securities sold short	(1,014,958)
Net realized gain on investments	(21,819)
Net realized loss on securities sold shorts	825
Net realized gain on written options	(31,996)
Net change in unrealized depreciation on investments	217,035
Net change in unrealized depreciation on securities sold short	2,010
Net change in unrealized depreciation on written options	142
Increase in dividends and interest receivable	(10,583)
Increase in due from brokers	(150,219)
Increase in advisory fees payable	4,550
Net cash used in operating activities	(482,428)
Cash Flows from Financing Activities:
Proceeds from borrowings	1,878,897
Payments for fund shares sold in excess of in-kind creations	(989,817)
Distributions paid	(133,003)
Net cash provided by financing activities	756,077
Net increase in cash	273,649
Cash, beginning of period	—
Cash, end of period	$273,649
Supplementary information:
Interest paid on borrowings	$14,289
Non-cash financing activities:
In-kind creations — Issued	7,299,794
In-kind creations — Redeemed	—

The accompanying notes are an integral part of these financial statements.

Financial Highlights

	InfraCap REIT Preferred ETF
	For the Year Ended October 31, 2018	For the Period February 7, 2017[1] Through October 31, 2017
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$25.76	$25.06
Investment operations:
Net investment income[2]	1.21	1.03
Net realized and unrealized gain (loss)	(1.85)	0.60
Total from investment operations	(0.64)	1.63
Less Distributions from:
Net investment income	(1.23)	(0.93)
Return of capital	(0.24)	—
Total distributions	(1.47)	(0.93)
Net Asset Value, End of period	$23.65	$25.76
Net Asset Value Total Return[3]	(2.60)%	6.54%
Net assets, end of period (000’s omitted)	$22,468	$20,609
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.45%[4]	0.45%[5]
Net investment income	4.93%	5.48%[5]
Portfolio turnover rate[6]	70%	91%[7]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	The ratio of expenses to average net assets includes tax expense fees of less than 0.01%.
5	Annualized.
6	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
7	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	Virtus Cumberland Municipal Bond ETF
	For the Year Ended October 31, 2018	For the Period January 17, 2017[1] Through October 31, 2017
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$25.63	$25.00
Investment operations:
Net investment income[2]	0.54	0.41
Net realized and unrealized gain (loss)	(0.78)	0.56
Total from investment operations	(0.24)	0.97
Less Distributions from:
Net investment income	(0.60)	(0.34)
Net realized gains	(0.32)	—
Total distributions	(0.92)	(0.34)
Net Asset Value, End of period	$24.47	$25.63
Net Asset Value Total Return[3]	(1.00)%	3.92%
Net assets, end of period (000’s omitted)	$11,010	$16,662
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.59%	0.59%[4]
Expenses, prior to expense waivers	1.27%	1.07%[4]
Net investment income	2.15%	2.05%[4]
Portfolio turnover rate[5]	15%	60%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	Annualized.
5	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Virtus Glovista Emerging Markets ETF
For the Period November 7, 2017[1] Through October 31, 2018
Per Share Data for a Share Outstanding throughout the period presented:
Net asset value, beginning of period	$24.95
Investment operations:
Net investment income[2]	0.53
Net realized and unrealized loss	(3.90)
Total from investment operations	(3.37)
Less Distributions from:
Net investment income	(0.09)
Total distributions	(0.09)
Net Asset Value, End of period	$21.49
Net Asset Value Total Return[3]	(13.58)%
Net assets, end of period (000’s omitted)	$12,892
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.65%[4]
Expenses, prior to expense waivers	0.68%[4]
Net investment income	2.20%[4]
Portfolio turnover rate[5]	162%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	Annualized.
5	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Virtus InfraCap U.S. Preferred Stock ETF
For the Period May 15, 2018[1] Through October 31, 2018
Per Share Data for a Share Outstanding throughout the period presented:
Net asset value, beginning of period	$24.96
Investment operations:
Net investment income[2]	0.72
Net realized and unrealized loss	(0.45)
Total from investment operations	0.27
Less Distributions from:
Net investment income	(0.76)
Total distributions	(0.76)
Net Asset Value, End of period	$24.47
Net Asset Value Total Return[3]	1.02%
Net assets, end of period (000’s omitted)	$6,118
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	2.13%[4,5]
Net investment income	6.22%[4]
Portfolio turnover rate[6]	55%[7]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	Annualized.
5	The ratios of expenses to average net assets include interest expense of 1.05% and dividend expense on securities sold short of 0.28%.
6	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
7	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	Virtus LifeSci Biotech Clinical Trials ETF
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Period December 16, 2014[1] Through October 31, 2015
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$27.73	$18.05	$27.37	$25.00
Investment operations:
Net investment loss[2]	(0.15)	(0.12)	(0.14)	(0.24)
Net realized and unrealized gain (loss)	(0.41)	9.80	(9.03)	2.61 [3]
Total from investment operations	(0.56)	9.68	(9.17)	2.37
Less Distributions from:
Net investment income	(0.30)	—	—	—
Net realized gains	—	—	(0.15)	—
Total distributions	(0.30)	—	(0.15)	—
Net Asset Value, End of period	$26.87	$27.73	$18.05	$27.37
Net Asset Value Total Return[4]	(2.05)%	53.66%	(33.73)%	9.46%
Net assets, end of period (000’s omitted)	$36,269	$30,501	$18,045	$23,261
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.79%[5]	0.83%	0.85%[5]	0.85%[6,7]
Net investment loss	(0.45)%	(0.53)%	(0.67)%	(0.85)%[6]
Portfolio turnover rate[8]	65%	45%	54%	76%[9]

1	Commencement of operations.
2	Based on average shares outstanding.
3	The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.
4	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
5	The ratio of expenses to average net assets includes tax expense fees of less than 0.01%.
6	Annualized.
7	The ratio of expenses to average net assets includes interest expense fees of less than 0.01%.
8	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
9	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	Virtus LifeSci Biotech Products ETF
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Period December 16, 2014[1] Through October 31, 2015
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$39.34	$28.91	$30.50	$25.00
Investment operations:
Net investment income (loss)[2]	(0.21)	0.07	(0.12)	(0.17)
Net realized and unrealized gain (loss)	(2.73)	10.36	(1.07)	5.67 [3]
Total from investment operations	(2.94)	10.43	(1.19)	5.50
Less Distributions from:
Net investment income	(0.07)	—	—	—
Net realized gains	—	—	(0.40)	—
Total distributions	(0.07)	—	(0.40)	—
Net Asset Value, End of period	$36.33	$39.34	$28.91	$30.50
Net Asset Value Total Return[4]	(7.49)%	36.08%	(3.97)%	21.99%
Net assets, end of period (000’s omitted)	$27,248	$37,377	$23,130	$22,874
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.79%[5]	0.84%	0.85%[5]	0.86%[6,7]
Net investment income (loss)	(0.49)%	0.19%	(0.43)%	(0.58)%[6]
Portfolio turnover rate[8]	32%	34%	35%	45%[9]

1	Commencement of operations.
2	Based on average shares outstanding.
3	The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.
4	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
5	The ratio of expenses to average net assets includes tax expense fees of less than 0.01%.
6	Annualized.
7	The ratio of expenses to average net assets includes interest expense fees of less than 0.01%.
8	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
9	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	Virtus Newfleet Multi-Sector Bond ETF
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Period August 10, 2015[1] Through October 31, 2015
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$25.84	$25.96	$25.09	$25.00
Investment operations:
Net investment income[2]	1.12	1.09	0.95	0.05
Net realized and unrealized gain (loss)	(1.51)	0.22	0.85	0.07
Total from investment operations	(0.39)	1.31	1.80	0.12
Less Distributions from:
Net investment income	(1.15)	(1.10)	(0.93)	(0.03)
Net realized gains	(0.45)	(0.33)	—	—
Total distributions	(1.60)	(1.43)	(0.93)	(0.03)
Net Asset Value, End of period	$23.85	$25.84	$25.96	$25.09
Net Asset Value Total Return[3]	(1.62)%	5.26%	7.37%	0.47%
Net assets, end of period (000’s omitted)	$98,959	$169,284	$167,474	$153,035
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.80%	0.80%	0.80%[4]	0.80%[5]
Expenses, prior to expense waivers	0.86%	0.84%	0.91%[4]	0.99%[5]
Net investment income	4.51%	4.26%	3.75%	0.88%[5]
Portfolio turnover rate[6]	82%	113%	100%	20%[7]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	The ratio of expenses to average net assets includes tax expense fees of less than 0.01%.
5	Annualized.
6	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
7	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	Virtus WMC Global Factor Opportunities ETF
	For the Year Ended October 31, 2018	For the Period October 10, 2017[1] Through October 31, 2017
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$25.10	$25.00
Investment operations:
Net investment income[2]	0.50	0.01
Net realized and unrealized gain (loss)	(0.53)	0.09
Total from investment operations	(0.03)	0.10
Less Distributions from:
Net investment income	(0.10)	—
Total distributions	(0.10)	—
Net Asset Value, End of period	$24.97	$25.10
Net Asset Value Total Return[3]	(0.11)%	0.38%
Net assets, end of period (000’s omitted)	$4,995	$5,019
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.49%[4]	0.49%[5]
Net investment income	1.88%	0.76%[5]
Portfolio turnover rate[6]	80%	23%[7]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	The ratio of expenses to average net assets includes tax expense fees of less than 0.01%.
5	Annualized.
6	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
7	Not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

October 31, 2018

1. ORGANIZATION

The ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). InfraCap REIT Preferred ETF, Virtus Cumberland Municipal Bond ETF, Virtus Glovista Emerging Markets ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, and Virtus WMC Global Factor Opportunities ETF (each, a “Fund”, and collectively, the “Funds”), each a separate investment portfolio of the Trust, are presented herein. The offering of shares of each Fund is registered under the Securities Act of 1933 (the “Securities Act”).

Funds	Commencement of Operations
InfraCap REIT Preferred ETF	February 7, 2017
Virtus Cumberland Municipal Bond ETF	January 17, 2017
Virtus Glovista Emerging Markets ETF	November 7, 2017
Virtus InfraCap U.S. Preferred Stock ETF	May 15, 2018
Virtus LifeSci Biotech Clinical Trials ETF	December 16, 2014
Virtus LifeSci Biotech Products ETF	December 16, 2014
Virtus Newfleet Multi-Sector Bond ETF	August 10, 2015
Virtus WMC Global Factor Opportunities ETF	October 10, 2017

InfraCap REIT Preferred ETF and Virtus Cumberland Municipal Bond ETF, Virtus Glovista Emerging Markets ETF and Virtus InfraCap U.S. Preferred Stock ETF are “non-diversified” Funds, as defined under the 1940 Act, as of the fiscal year ended October 31, 2018.

InfraCap REIT Preferred ETF seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx REIT Preferred Stock Index.

The Virtus Cumberland Municipal Bond ETF seeks to provide a competitive level of current income exempt from federal income tax, while preserving capital.

The Virtus Glovista Emerging Markets ETF seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Solactive Most Favored Nations Emerging Market Index.

Virtus InfraCap U.S. Preferred Stock ETF seeks current income and, secondarily, capital appreciation.

The Virtus LifeSci Biotech Clinical Trials ETF and Virtus LifeSci Biotech Products ETF seek investment results that correspond, before fees and expenses, to the price and yield performance of the LifeSci Biotechnology Clinical Trials Index and LifeSci Biotechnology Products Index, respectively.

The Virtus Newfleet Multi-Sector Bond ETF seeks to provide a high level of current income and, secondarily, capital appreciation.

The Virtus WMC Global Factor Opportunities ETF seeks capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(a) Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to Financial Statements (continued)

October 31, 2018

(c) Organization and Offering Costs

During the period, Virtus ETF Advisers LLC, the Funds’ investment adviser (the “Adviser”), has assumed organization costs for the Trust relating to the organization of the Virtus Cumberland Municipal Bond ETF. Offering costs, consisting primarily of legal fees related to preparing the initial registration statement, were deferred and amortized over a 12 month period beginning with the commencement of operations of the Fund.

(d) Security Valuation

Equity securities and Exchange-Traded Funds are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”) or NASDAQ, at the NYSE or NASDAQ Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. Such valuations are typically categorized as Level 2 in the fair value hierarchy described below. Debt securities that are not widely traded, are illiquid, or are internally fair valued using procedures adopted by the Board are generally categorized as Level 3 in the hierarchy.

Investments in other open-end investment companies are valued based on their net asset value each business day and are typically categorized as Level 1 in the fair value hierarchy described below.

(e) Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at October 31, 2018, is disclosed at the end of each Fund’s Schedule of Investments.

(f) Security Transactions

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification.

(g) Foreign Taxes

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Notes to Financial Statements (continued)

October 31, 2018

(h) Investment Income and Expenses

Dividend income is recognized on the ex-dividend date. Expenses and interest income are recognized on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Each Fund pays all of its expenses not assumed by its Sub-Adviser, if any, as defined in Note 3, or the Adviser. General Trust expenses that are allocated among and charged to the assets of the Funds and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each Fund and other series of the Trust or the nature of the services performed and relative applicability to each Fund and other series of the Trust.

(i) Short Sales

The Virtus InfraCap U.S. Preferred Stock ETF Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities which is reported as “Interest Expense” on the Statement of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

(j) Distributions to Shareholders

Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from GAAP in the United States of America.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each domestic REIT after its fiscal year-end, and may differ from the estimated amounts.

Effective with the current reporting period, it is no longer required to present certain line items on the Statements of Changes in Net Assets. Such disclosure changes were not permitted retrospectively, therefore prior period amounts are presented below. For the year ended October 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income:

InfraCap REIT Preferred ETF	(554,337)
Virtus Cumberland Municipal Bond ETF	(318,806)
Virtus Newfleet Multi-Sector Bond ETF	(7,931,960)

Distributions from net realized gains:

Virtus Newfleet Multi-Sector Bond ETF	(2,638,127)

For the year ended October 31, 2017, undistributed net investment income/(distributions in excess of net investment income) included in net assets were as follows:

InfraCap REIT Preferred ETF	(3,540)
Virtus Cumberland Municipal Bond ETF	59,552
Virtus LifeSci Biotech Clinical Trials ETF	(220,290)
Virtus Newfleet Multi-Sector Bond ETF	274,666
Virtus WMC Global Factor Opportunities ETF	1,869

Notes to Financial Statements (continued)

October 31, 2018

(k) Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date the income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(l) Loan Agreements

The Virtus Newfleet Multi-Sector Bond ETF may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The lender administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

(m) Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with The Bank of New York Mellon (“BNY Mellon”), as a third party lending agent. Under the terms of the agreement, a Fund doing so is required to maintain collateral with a market value not less than 102% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by a Fund net of fees and rebates charged by BNY Mellon for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At October 31, 2018, the following Funds had securities on loan:

Funds	Market Value	Cash Collateral	Non Cash Collateral(a)
Virtus LifeSci Biotech Clinical Trials ETF	$10,360,445	$3,750,281	$6,691,803
Virtus LifeSci Biotech Products ETF	7,867,787	3,038,226	5,094,840

a	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

Funds not listed in table above did not have any securities on loan at October 31, 2018.

Notes to Financial Statements (continued)

October 31, 2018

The following table presents the contract value of securities lending transactions and the type of collateral provided to counterparties.

Remaining Contractual Maturity of the Agreements, as of October 31, 2018

	Overnight and	Between
	Continuous	<30 Days	30 & 90 Days	>90 Days	Total
Virtus LifeSci Biotech Clinical Trials ETF
Securities Lending Transactions
Common Stocks	$10,442,084	$—	$—	$—	$10,442,084
Gross amount of recognized liabilities for securities lending transactions:	$10,442,084
Virtus LifeSci Biotech Products ETF
Securities Lending Transactions
Common Stocks	$8,133,066	$—	$—	$—	$8,133,066
Gross amount of recognized liabilities for securities lending transactions:	$8,133,066

3. INVESTMENT MANAGEMENT RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreements

The Trust has entered into Investment Advisory Agreements (collectively, “Advisory Agreement”) with the Adviser, a wholly owned subsidiary of ETFis Holdings LLC, on behalf of each Fund. ETFis Holdings LLC is majority-owned by Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios. The Adviser pays all of the ordinary operating expenses of the Virtus Glovista Emerging Markets ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF and Virtus WMC Global Factor Opportunities ETF, except for each Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Funds. The Adviser is entitled to receive a fee from each Fund (unless otherwise noted below) based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate as follows:

Funds	Rate
InfraCap REIT Preferred ETF	0.45%, subject to a minimum annual fee of $25,000 per year
Virtus Cumberland Municipal Bond ETF	0.245%
Virtus Glovista Emerging Markets ETF	0.68%
Virtus InfraCap U.S. Preferred Stock ETF	0.80%
Virtus LifeSci Biotech Products ETF	0.79%
Virtus LifeSci Biotech Clinical Trials ETF	0.79%
Virtus Newfleet Multi-Sector Bond ETF	0.70%
Virtus WMC Global Factor Opportunities ETF	0.49%

The Advisory Agreement may be terminated by the Trust on behalf of a Fund with the approval of a Fund’s Board or by a vote of the majority of a Fund’s shareholders. The Advisory Agreement may also be terminated by the Adviser by not more than 60 days’ nor less than 30 days’ written notice.

Fee Waiver Agreement

The Adviser has contractually agreed to waive a portion of the Virtus Glovista Emerging Markets ETF’s management fee equal to 0.03% of the Fund’s average daily net assets, which will have the effect of reducing acquired fund fees and expenses (the “Fee Waiver Agreement”). Unless the Adviser continues the Fee Waiver Agreement, it will terminate on February 28, 2019.

Expense Limitation Agreement

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, and amounts,

Notes to Financial Statements (continued)

October 31, 2018

if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) from exceeding a specified amount. The expense cap in effect for the Funds during the year ended October 31, 2018 are as follows:

Funds	Expense Limit	Expense Limit Effective Through
Virtus Cumberland Municipal Bond ETF	0.59%	February 28, 2019
Virtus Newfleet Multi-Sector Bond ETF	0.80%	February 28, 2019

Funds not listed in the table above do not have an expense limitation agreement.

The expense limitation agreement with respect to a Fund will be terminated upon termination of the Advisory Agreement between the Adviser and the Fund. In addition, while the Adviser or the Fund may discontinue the expense limitation agreement after the contractual period, it may only be terminated during its term with the approval of the Fund’s Board of Trustees.

Under certain conditions, the Adviser may recapture operating expenses reimbursed within three years after the date on which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitation, or if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured during the fiscal years indicated:

Funds	2019	2020	2021
Virtus Cumberland Municipal Bond ETF	$—	$88,591	$97,593
Virtus Glovista Emerging Markets ETF	—	—	5,983
Virtus Newfleet Multi-Sector Bond ETF	183,990	83,625	81,340

Sub-Advisory Agreement

Each Sub-Adviser provides investment advice and management services to its respective Fund. Pursuant to an investment sub-advisory agreement among the Trust, the Sub-Adviser and the Adviser, the sub-advisory fee is based on a Fund’s average daily net assets as specified below. The Adviser has delegated to the InfraCap U.S. Preferred Stock ETF and InfraCap REIT Preferred ETF’s sub-adviser the obligation to pay all of the ordinary operating expenses of each of those Funds, except for the management fee paid to the Adviser; payments under any 12b-1 plan adopted by the Fund; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. The Sub-Advisers and sub-advisory fees for each Fund are listed below.

Funds	Sub-Advisers	Sub-Advisory Fees
InfraCap REIT Preferred ETF.	Infrastructure Capital Advisors, LLC	0.375%*
Virtus Cumberland Municipal Bond ETF	Cumberland Advisors Inc.	0.245%
Virtus Glovista Emerging Markets ETF	Glovista Investments LLC	60% of the Net Advisory Fee*+
Virtus InfraCap U.S. Preferred Stock ETF	Infrastructure Capital Advisors, LLC	0.66%*
Virtus Newfleet Multi-Sector Bond ETF	Newfleet Asset Management, LLC[1]	50% of the Net Advisory Fee*++
Virtus WMC Global Factor Opportunities ETF	Wellington Management Company LLP	0.21%*

1	An indirect wholly owned subsidiary of Virtus.
*	InfraCap REIT Preferred ETF, Virtus Glovista Emerging Markets ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus Newfleet Multi-Sector Bond ETF, and Virtus WMC Global Factor Opportunities ETF’s sub-advisory fees are paid for by the Adviser, not the Funds.
+	Net advisory fee: The advisory fee paid by the Fund to the Adviser for investment advisory services under the Adviser’s investment advisory agreement with the Fund, after deducting the payment of all of the ordinary operating expenses of the Fund under the Adviser’s unified fee arrangement. In the event that the Adviser waives all or a portion of its fee pursuant to an applicable waiver agreement, then the Sub-Adviser will waive its fee in the same proportion as the Adviser.
++	Net Advisory Fee: In the event the Adviser waives its entire fee and also assumes expenses of the Trust pursuant to an applicable expense limitation agreement, the Sub-Adviser will similarly waive its entire fee and will share in the expense assumption by promptly paying to the Adviser (or its designee) 50% of the assumed amount. If during the term of the Sub-Advisory Agreement the Adviser later recaptures some or all of fees waived or expenses reimbursed by the Adviser and the Sub-Adviser together, then the Adviser will pay to the Sub-Adviser 50% of the amount recaptured.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, ETF Distributors LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Funds. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is a wholly owned subsidiary of Virtus.

Notes to Financial Statements (continued)

October 31, 2018

Distribution and Service (12b-1 Plan)

The Board of Trustees has adopted a distribution and service plan, under which InfraCap REIT Preferred ETF, Virtus Glovista Emerging Markets ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF and Virtus WMC Global Factor Opportunities ETF (collectively, the “12b-1 Funds”) are authorized to pay an amount up to 0.25% of their average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the 12b-1 Funds or the provision of investor services. No 12b-1 fees are currently paid by the 12b-1 Funds and there are no current plans to impose these fees.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Funds’ operational administrator. The Administrator supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is a wholly owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Funds’ accounting services administrator. BNY Mellon also serves as the custodian for the Funds’ assets, and serves as transfer agent and dividend paying agent for the Funds.

Affiliated Shareholders

At October 31, 2018, the Sub-Adviser held shares of certain Funds which may be redeemed at any time that aggregated to the following:

	Shares	% of shares outstanding
InfraCap REIT Preferred ETF	160,939	16.9%
Virtus InfraCap U.S. Preferred Stock ETF	112,784	45.1%

4. CREATION AND REDEMPTION TRANSACTIONS

The Funds issue and redeem shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” The Funds’ Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Funds. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions. Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. FEDERAL INCOME TAX

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income or excise tax provision is required. Accounting for Uncertainty in Income Taxes as issued by the Financial Accounting Standards Board provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2015, 2016 and 2017), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of October 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (continued)

October 31, 2018

The Funds recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended October 31, 2018, the Funds had no accrued penalties or interest.

The adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Funds	Federal Tax Cost Of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
InfraCap REIT Preferred ETF	$23,251,928	$60,259	$(1,225,866)	$(1,165,607)
Virtus Cumberland Municipal Bond ETF	10,945,168	8,974	(172,857)	(163,883)
Virtus Glovista Emerging Markets ETF	14,450,215	367,524	(2,362,880)	(1,995,356)
Virtus InfraCap U.S. Preferred Stock ETF	7,872,539	27,009	(244,564)	(217,555)
Virtus LifeSci Biotech Clinical Trials ETF	54,055,249	1,979,488	(17,053,831)	(15,074,343)
Virtus LifeSci Biotech Products ETF	36,404,662	2,616,305	(9,154,125)	(6,537,820)
Virtus Newfleet Multi-Sector Bond ETF	98,798,857	601,337	(3,659,964)	(3,058,627)
Virtus WMC Global Factor Opportunities ETF	5,164,844	231,235	(425,750)	(194,515)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and undistributed short-term capital gains treated as ordinary income for tax purposes. At October 31, 2018, the components of accumulated earnings/loss on a tax-basis were as follows:

Funds	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
InfraCap REIT Preferred ETF	$—	$(507,902)	$(1,165,607)	$(1,673,509)
Virtus Cumberland Municipal Bond ETF	76,312	25,401	(163,883)	(62,170)
Virtus Glovista Emerging Markets ETF	400,837	(2,265,845)	(2,000,567)	(3,865,575)
Virtus InfraCap U.S. Preferred Stock ETF	27,243	—	(219,707)	(192,464)
Virtus LifeSci Biotech Clinical Trials ETF	—	(17,018,305)	(15,074,343)	(32,092,648)
Virtus LifeSci Biotech Products ETF	—	(4,125,908)	(6,537,820)	(10,663,728)
Virtus Newfleet Multi-Sector Bond ETF	94,880	(1,984,867)	(3,060,529)	(4,950,516)
Virtus WMC Global Factor Opportunities ETF	141,261	48,016	(194,582)	(5,305)

Ordinary losses incurred after December 31 (“Late Year Ordinary Losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. During the fiscal year ended October 31, 2018, the following Funds incurred and elected to defer Late Year Ordinary Losses as follows:

Virtus LifeSci Biotech Clinical Trials ETF	213,799
Virtus LifeSci Biotech Products ETF	146,172

The tax character of distributions paid by the following Funds during the periods ended October 31, 2018 and October 31, 2017 were as follows:

	2018				2017
	Distributions Paid From Ordinary Income	Return of Capital	Tax Exempt Income	Distributions Paid From Long-Term Capital Gains	Distributions Paid From Ordinary Income	Tax Exempt Income	Distributions Paid From Long-Term Capital Gains
InfraCap REIT Preferred ETF	$1,137,316	$218,190	$—	$—	$518,041	$—	$36,296
Virtus Cumberland Municipal Bond ETF	224,207	—	337,203	—	—	318,806	—
Virtus Glovista Emerging Markets ETF	51,696	—	—	—	—	—	—
Virtus InfraCap U.S. Preferred Stock ETF	125,816	—	—	7,187	—	—	—
Virtus LifeSci Biotech Clinical Trials ETF	326,965	—	—	—	—	—	—
Virtus LifeSci Biotech Products ETF	68,685	—	—	—	—	—	—
Virtus Newfleet Multi-Sector Bond ETF	7,305,641	—	—	1,863,781	10,383,963	—	186,124
Virtus WMC Global Factor Opportunities ETF	19,408	—	—	—	—	—	—

Notes to Financial Statements (continued)

October 31, 2018

At October 31, 2018, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders:

	Short-Term No Expiration	Long-Term No Expiration	Total
InfraCap REIT Preferred ETF	$507,902	$—	$507,902
Virtus Glovista Emerging Markets ETF	2,256,112	9,733	2,265,845
Virtus LifeSci Biotech Clinical Trials ETF	9,151,704	7,652,802	16,804,506
Virtus LifeSci Biotech Products ETF	2,964,974	1,014,762	3,979,736
Virtus Newfleet Multi-Sector Bond ETF	1,170,437	814,430	1,984,867

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. Reclassifications are primarily due to tax treatment of redemptions in kind. At October 31, 2018, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets of the following Funds as follows:

Funds	Distributable Earnings (Accumulated Deficit)	Paid-In-Capital
InfraCap REIT Preferred ETF	$3,044	$(3,044)
Virtus Glovista Emerging Markets ETF	293,032	(293,032)
Virtus LifeSci Biotech Clinical Trials ETF	(17,588,345)	17,588,345
Virtus LifeSci Biotech Products ETF	(8,298,200)	8,298,200
Virtus Newfleet Multi-Sector Bond ETF	(740)	740

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscription in-kind and redemption in-kind for the year ended October 31, 2018 were as follows:

Funds	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
InfraCap REIT Preferred ETF	$15,486,566	$15,714,161	$3,805,589	$ —
Virtus Cumberland Municipal Bond ETF	2,089,451	6,709,008	—	—
Virtus Glovista Emerging Markets ETF	38,678,412	31,613,293	17,577,541	7,646,308
Virtus InfraCap U.S. Preferred Stock ETF	3,122,011	2,633,710	7,299,794	—
Virtus LifeSci Biotech Clinical Trials ETF	33,416,824	33,796,750	72,955,325	65,320,409
Virtus LifeSci Biotech Products ETF	10,863,166	10,998,005	14,861,234	23,891,248
Virtus Newfleet Multi-Sector Bond ETF	109,424,940	170,909,197	—	—
Virtus WMC Global Factor Opportunities ETF	4,267,642	4,178,495	—	—

7. DERIVATIVE FINANCIAL INSTRUMENTS

Options

The Virtus InfraCap U.S. Preferred Stock ETF may write covered call and put options on portfolio securities and other financial instruments. Premiums received are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transactions to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current price. Changes in value of written options are reported as change in unrealized gain (loss) on written options in the Statement of Operations. When the written option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as realized gain (loss) on written options in the Statement of Operations. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

Notes to Financial Statements (continued)

October 31, 2018

The Virtus InfraCap U.S. Preferred Stock may purchase call and put options on the portfolio securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written positions. Changes in value of purchased options are reported as part of change in unrealized gain (loss) on investments in the Statement of Operations. When the purchased option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statement of Operations. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Transactions in derivative instruments reflected on the Statement of Assets and Liabilities at October 31, 2018, are:

Assets	Equity Risk
Investments*	$640

Liabilities	Equity Risk
Written options, at value	$10,365

*	Purchased option contracts are included in Investments on the Statement of Assets and Liabilities.

Transactions in derivative instruments reflected on the Statement of Operations during the period were as follows:

Net Realized Gain (Loss) on:	Equity Risk
Investments*	$ (1,865)
Written options	31,996

*	Purchased option contracts are included in Net Realized Gain (Loss) on Investments on the Statement of Operations.

Change in Net Unrealized Appreciation (Depreciation) on:	Equity Risk
Investments**	$(989)
Written options	(142)

**	Purchased option contracts are included in Change in Net Unrealized Appreciation (Depreciation) on Investments in the Statement of Operations.

For the period ended October 31, 2018, the monthly average market value of the purchased options and written options contracts held by the Fund were $210 and $(8,617), respectively.

8. BORROWINGS

The Virtus InfraCap U.S. Preferred Stock ETF entered into a Lending Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank. Borrowings under the Agreement are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Agreement, the Bank may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at the 3 Month LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. The Agreement has an on-demand commitment term. For the period ended October 31, 2018, the average daily borrowings under the Agreement and the daily average interest rate were $971,723 and 3.56%, respectively.

At October 31, 2018, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$1,878,897	3.76%

9. INVESTMENT RISKS

As with any investment, an investment in the Funds could result in a loss or the performance of the Funds could be inferior to that of other investments. An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing. Each Fund’s prospectus and statement of additional information contain this and other important information.

Notes to Financial Statements (continued)

October 31, 2018

10. CREDIT RISK

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

11. CASH CONCENTRATION RISK

At various times, the Funds may have cash and cash collateral balances that exceed federally insured limits.

12. 10% SHAREHOLDERS

As of October 31, 2018, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

Funds	% of Shares Outstanding	Number of Accounts
InfraCap REIT Preferred ETF	57%	3
Virtus Cumberland Municipal Bond ETF	75%	1
Virtus Glovista Emerging Markets ETF	87%	5
Virtus InfraCap U.S. Preferred Stock ETF	89%	5
Virtus LifeSci Biotech Clinical Trials ETF	45%	2
Virtus LifeSci Biotech Products ETF	59%	4
Virtus Newfleet Multi-Sector Bond ETF	81%	1
Virtus WMC Global Factor Opportunities ETF	96%	2

13. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is for filings made with the SEC after November 5, 2018. The adoption has not had an effect on the Funds’ net assets or results of operations.

On November 17, 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. This update intends to reduce diversity in the presentation of restricted cash and restricted cash equivalents in the statement. Any restricted cash and restricted cash equivalents will be included as components of cash and cash equivalents as presented on the statement of cash flows. For the Trust, the effective date of this update is for periods beginning after December 15, 2017. At this time, management is evaluating the implications of this ASU and believes it will not have a material impact on the financial statements.

14. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has determined that there are no material events that would require disclosure.

Schedule of Investments — InfraCap MLP ETF

October 31, 2018

Security Description	Shares	Value
Common Stocks—143.8%(1)

Energy—143.8%
Andeavor Logistics LP	698,409	$27,978,265
Antero Midstream Partners LP(2)	203,334	6,130,520
BP Midstream Partners LP	1,494,643	27,277,235
BP PLC (United Kingdom)(2)(3)	120,964	5,246,209
Buckeye Partners LP(2)	80,293	2,634,413
Crestwood Equity Partners LP	154,344	5,202,936
DCP Midstream LP	33,495	1,205,485
Dominion Energy Midstream Partners LP	69,766	1,264,160
Enable Midstream Partners LP	100,430	1,483,351
Enbridge Energy Partners LP	2,142,827	22,628,253
Enbridge, Inc. (Canada)	608	18,915
Energy Transfer LP(2)	4,893,987	76,052,558
EnLink Midstream LLC(2)	42,210	548,730
EnLink Midstream Partners LP(2)	2,315,336	35,100,494
Enterprise Products Partners LP	2,156,859	57,846,958
EQGP Holdings LP	191,114	3,000,490
EQM Midstream Partners LP	1,631,083	74,883,020
Genesis Energy LP(2)	696,869	15,407,774
Holly Energy Partners LP	12,693	369,620
HollyFrontier Corp.(2)	57,028	3,845,968
Kinder Morgan, Inc.(2)	266,691	4,539,081
Magellan Midstream Partners LP	642,656	39,639,022
Marathon Petroleum Corp.(2)	813,896	57,338,955
MPLX LP	2,094,262	70,388,146
NGL Energy Partners LP	965,007	9,128,966
Noble Midstream Partners LP	639,877	21,845,401
NuStar Energy LP	328,341	7,778,398
ONEOK, Inc.(2)	255,193	16,740,661
Phillips 66(2)	409,541	42,109,006
Phillips 66 Partners LP	475,016	23,233,033
Plains All American Pipeline LP(2)	1,399,360	30,464,067
Royal Dutch Shell PLC Class A (Netherlands)(2)(3)	95,713	6,048,104
Shell Midstream Partners LP	136,318	2,786,340
Spectra Energy Partners LP	115,811	3,995,479
Tallgrass Energy LP	235,978	5,134,881
Targa Resources Corp.	1,154	59,627
Valero Energy Partners LP	86,070	3,613,219
Western Gas Equity Partners LP	218,817	6,293,177
Western Gas Partners LP	514,775	20,364,499
Williams Cos., Inc. (The)(2)	1,393,669	33,907,967

Total Common Stocks
(Cost $872,840,454)		773,533,383

Exchange Traded Funds — 3.1%(1)

Debt Fund — 3.1%
iShares 20+ Year Treasury Bond ETF(2)	147,957	16,804,956

Commodity Fund — 0.0%(4)
United States Oil Fund LP*	9,166	126,399

Total Exchange Traded Funds
(Cost $17,629,726)		16,931,355

Exchange Traded Note — 0.9%(1)

Equity Fund — 0.9%
JPMorgan Alerian MLP Index ETN(2)	184,207	4,603,333
Total Exchange Traded Note
(Cost $5,098,333)		4,603,333

Security Description	Notional Amount	Number of contracts	Value
Purchased Options — 0.8%

Purchased Put Options
SPDR S&P 500 ETF Trust,
Expires 11/16/18,
Strike Price $262.50	500,000	5,000	$1,095,000
SPDR S&P 500 ETF Trust,
Expires 12/21/18,
Strike Price $260.00	500,000	5,000	2,125,000

Purchased Call Options
Enterprise Products Partners LP,
Expires 11/16/18,
Strike Price $29.00	110,000	1,100	1,100
iShares 20+ Year Treasury Bond ETF,
Expires 11/16/18,
Strike Price $127.00	30,000	300	300
iShares 20+ Year Treasury Bond ETF,
Expires 11/16/18,
Strike Price $130.00	217,600	2,176	0
iShares 20+ Year Treasury Bond ETF,
Expires 12/21/18,
Strike Price $130.00	241,700	2,417	9,668
SPDR S&P 500 ETF Trust,
Expires 12/21/18,
Strike Price $309.00	50,000	500	2,250
SPDR S&P 500 ETF Trust,
Expires 12/21/18,
Strike Price $310.00	50,000	500	3,000
United States Natural Gas Fund LP,
Expires 01/18/19,
Strike Price $28.00	458,600	4,586	825,480
United States Natural Gas Fund LP,
Expires 01/18/19,
Strike Price $29.00	210,000	2,100	311,850

TOTAL PURCHASED OPTIONS
(Cost $7,407,930)			4,373,648

TOTAL INVESTMENTS — 148.6%
(Cost $902,976,443)			799,441,719

	Shares
Securities Sold Short — (6.6)%

Exchange Traded Funds — (6.6)%

Commodity Fund — (6.6)%
United States Natural Gas Fund LP*	(1,339,297)	(35,759,230)

Total Exchange Traded Funds
(Proceeds $(31,597,328))		(35,759,230)

Total Securities Sold Short — (6.6)%
(Proceeds $(31,597,328))		(35,759,230)
Liabilities in Excess of Other Assets — (42.0)%		(225,861,037)

Net Assets — 100.0%		$537,821,452

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — InfraCap MLP ETF (continued)

October 31, 2018

Security Description	Notional Amount	Number of contracts	Value
Written Options — (1.1)%

Written Calls Option
Antero Midstream Partners LP,
Expires 12/21/18,
Strike Price $35.00	(272,600)	(2,726)	$(81,780)
BP PLC,
Expires 11/16/18,
Strike Price $46.00	(40,000)	(400)	(4,000)
Buckeye Partners LP,
Expires 11/16/18,
Strike Price $40.00	(20,000)	(200)	(1,000)
Energy Transfer LP,
Expires 11/02/18,
Strike Price $18.00	(1,000)	(10)	0
Energy Transfer LP,
Expires 11/09/18,
Strike Price $18.00	(11,000)	(110)	(110)
Energy Transfer LP,
Expires 11/16/18,
Strike Price $18.00	(90,000)	(900)	(1,800)
Energy Transfer LP,
Expires 11/23/18,
Strike Price $18.00	(210,000)	(2,100)	(8,400)
Energy Transfer LP,
Expires 11/30/18,
Strike Price $18.00	(80,000)	(800)	(3,600)
Energy Transfer LP,
Expires 12/21/18,
Strike Price $18.00	(350,000)	(3,500)	(42,000)
Energy Transfer LP,
Expires 01/18/19,
Strike Price $18.00	(101,000)	(1,010)	(21,210)
EnLink Midstream LLC,
Expires 12/21/18,
Strike Price $17.50	(2,000)	(20)	(160)
EnLink Midstream LLC,
Expires 03/15/19,
Strike Price $17.50	(1,000)	(10)	(200)
EnLink Midstream Partners LP,
Expires 11/16/18,
Strike Price $16.00	(20,000)	(200)	(5,500)
EnLink Midstream Partners LP,
Expires 11/16/18,
Strike Price $17.00	(200,000)	(2,000)	(20,000)
EnLink Midstream Partners LP,
Expires 11/16/18,
Strike Price $19.00	(101,000)	(1,010)	(2,020)
EnLink Midstream Partners LP,
Expires 12/21/18,
Strike Price $19.00	(30,000)	(300)	(2,700)
Genesis Energy LP,
Expires 12/21/18,
Strike Price $25.00	(220,000)	(2,200)	(44,000)
Genesis Energy LP,
Expires 12/21/18,
Strike Price $27.50	(10,000)	(100)	(500)
HollyFrontier Corp,
Expires 11/16/18,
Strike Price $73.00	(60,000)	(600)	(60,000)

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)

Written Calls Option (continued)
iShares 20+ Year Treasury Bond ETF,
Expires 11/02/18,
Strike Price $120.00	(10,000)	(100)	$0
iShares 20+ Year Treasury Bond ETF,
Expires 11/09/18,
Strike Price $119.00	(100,000)	(1,000)	(2,000)
iShares 20+ Year Treasury Bond ETF,
Expires 11/16/18,
Strike Price $117.00	(110,000)	(1,100)	(15,400)
iShares 20+ Year Treasury Bond ETF,
Expires 11/16/18,
Strike Price $118.00	(30,000)	(300)	(2,400)
iShares 20+ Year Treasury Bond ETF,
Expires 11/16/18,
Strike Price $119.00	(10,000)	(100)	(500)
iShares 20+ Year Treasury Bond ETF,
Expires 11/23/18,
Strike Price $119.00	(120,000)	(1,200)	(8,400)
iShares 20+ Year Treasury Bond ETF,
Expires 11/30/18,
Strike Price $119.00	(110,000)	(1,100)	(11,000)
iShares 20+ Year Treasury Bond ETF,
Expires 12/07/18,
Strike Price $119.00	(121,000)	(1,210)	(22,990)
iShares 20+ Year Treasury Bond ETF,
Expires 12/21/18,
Strike Price $119.00	(110,000)	(1,100)	(24,200)
iShares 20+ Year Treasury Bond ETF,
Expires 12/21/18,
Strike Price $120.00	(120,000)	(1,200)	(20,400)
JPMorgan Alerian MLP Index ETN,
Expires 11/02/18,
Strike Price $28.00	(220,000)	(2,200)	(1)
JPMorgan Alerian MLP Index ETN,
Expires 11/02/18,
Strike Price $28.50	(100,000)	(1,000)	0
Kinder Morgan Inc,
Expires 11/09/18,
Strike Price $18.50	(201,000)	(2,010)	(6,030)
Kinder Morgan Inc,
Expires 11/23/18,
Strike Price $18.50	(60,000)	(600)	(3,000)
Marathon Petroleum Corp,
Expires 11/02/18,
Strike Price $89.50	(80,000)	(800)	0
Marathon Petroleum Corp,
Expires 11/09/18,
Strike Price $88.00	(141,000)	(1,410)	0
Marathon Petroleum Corp,
Expires 11/16/18,
Strike Price $80.00	(111,000)	(1,110)	(33,300)
ONEOK Inc,
Expires 11/30/18,
Strike Price $67.00	(150,000)	(1,500)	(142,500)
Phillips 66,
Expires 11/02/18,
Strike Price $125.00	(20,000)	(200)	0

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — InfraCap MLP ETF (continued)

October 31, 2018

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)

Written Calls Option (continued)
Phillips 66,
Expires 11/16/18,
Strike Price $109.00	(120,000)	(1,200)	$(78,000)
Phillips 66,
Expires 11/16/18,
Strike Price $110.00	(20,000)	(200)	(10,000)
Plains All American Pipeline LP,
Expires 11/16/18,
Strike Price $25.00	(20,000)	(200)	(1,600)
Royal Dutch Shell PLC,
Expires 11/23/18,
Strike Price $70.00	(20,000)	(200)	(3,000)
Royal Dutch Shell PLC,
Expires 12/21/18,
Strike Price $70.00	(20,000)	(200)	(6,000)
SPDR S&P 500 ETF Trust,
Expires 11/02/18,
Strike Price $275.00	(50,000)	(500)	(17,500)
SPDR S&P 500 ETF Trust,
Expires 12/21/18,
Strike Price $283.00	(50,000)	(500)	(105,000)
SPDR S&P 500 ETF Trust,
Expires 12/21/18,
Strike Price $284.00	(50,000)	(500)	(92,500)
Williams Cos., Inc. (The),
Expires 11/02/18,
Strike Price $29.00	(90,400)	(904)	0

Written Put Option
Cheniere Energy Partners LP,
Expires 12/21/18,
Strike Price $35.00	(17,400)	(174)	(43,500)
SPDR S&P 500 ETF Trust,
Expires 11/16/18,
Strike Price $267.00	(500,000)	(5,000)	(1,730,000)
SPDR S&P 500 ETF Trust,
Expires 12/21/18,
Strike Price $264.00	(500,000)	(5,000)	(2,620,000)
United States Natural Gas Fund LP,
Expires 11/02/18,
Strike Price $23.00	(60,000)	(600)	0

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)

Written Put Option (continued)
United States Natural Gas Fund LP,
Expires 11/09/18,
Strike Price $24.00	(140,000)	(1,400)	$(5,600)
United States Natural Gas Fund LP,
Expires 11/16/18,
Strike Price $24.00	(100,000)	(1,000)	(6,000)
United States Natural Gas Fund LP,
Expires 11/23/18,
Strike Price $23.50	(120,000)	(1,200)	(12,000)
United States Natural Gas Fund LP,
Expires 11/23/18,
Strike Price $24.00	(200,000)	(2,000)	(38,000)
United States Natural Gas Fund LP,
Expires 11/30/18,
Strike Price $23.50	(300,000)	(3,000)	(93,000)
United States Natural Gas Fund LP,
Expires 12/07/18,
Strike Price $23.50	(141,000)	(1,410)	(46,530)
United States Natural Gas Fund LP,
Expires 12/21/18,
Strike Price $23.00	(140,000)	(1,400)	(50,400)
United States Natural Gas Fund LP,
Expires 01/18/19,
Strike Price $23.00	(210,000)	(2,100)	(163,800)

TOTAL WRITTEN OPTIONS — (1.1)%
(Premiums Received $7,503,009)			(5,713,531)

Abbreviations:

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

ETN — Exchange Traded Note

LP — Limited Partnership

PLC — Public Limited Company

*	Non-income producing security.
(1)	Substantially all the securities, or a portion thereof, have been pledged as collateral for line of credit borrowings, short sales and open written option contracts. The aggregate market value of the collateral at October 31, 2018 was $764,554,933.
(2)	Subject to written call options.
(3)	American Depositary Receipts.
(4)	Amount rounds to less than 0.05%.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — InfraCap MLP ETF (continued)

October 31, 2018

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$773,533,383	$—	$—	$773,533,383
Exchange Traded Funds	16,931,355	—	—	16,931,355
Exchange Traded Note	4,603,333	—	—	4,603,333
Purchased Options	4,373,648	—	—	4,373,648
Total	$799,441,719	$—	$—	$799,441,719
Liability Valuation Inputs
Exchange Traded Fund	$35,759,230	$—	$—	$35,759,230
Written Options	5,617,230	96,301	—	5,713,531
Total	$41,376,460	$96,301	$—	$41,472,761

There were no Level 3 securities as of October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2018

InfraCap MLP ETF
Assets:
Investments, at cost	$902,976,443
Investments, at value	799,441,719
Cash	12,724,023
Due from brokers	10,810,823
Receivables:
Investment securities sold	12,441,748
Dividends and interest receivable	139,770
Tax reclaim	9,516
Prepaid taxes	5,567,257
Deferred Tax Asset, Net of Valuation Allowance	2,256,621
Total Assets	843,391,477
Liabilities:
Borrowings	232,511,574
Payables:
Investment securities purchased	29,524,605
Capital shares payable	1,575,091
Sub-Advisory fees	485,994
Written options, at value (a)	5,713,531
Security sold short, at value (b)	35,759,230
Total Liabilities	305,570,025
Net Assets	$537,821,452
Net Assets Consist of:
Paid-in capital	$636,945,964
Total distributable earnings (accumulated deficit), net of income taxes	(99,124,512)
Net Assets	$537,821,452
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	84,200,004
Net asset value per share	$6.39
(a) Premiums received	$7,503,009
(b) Proceeds received from securities sold short	$31,597,328

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2018

InfraCap MLP ETF
Investment Income:
Distributions from master limited partnerships	$53,597,522
Dividend income (net of foreign withholding taxes)	2,774,933
Interest income	7,960
Less: Return of capital distributions	(53,722,441)
Total Investment Income	2,657,974
Expenses:
Dividend and interest expenses	8,734,418
Sub-Advisory fees	5,771,439
Franchise tax expense	12,675
Total Expenses	14,518,532
Net Investment Loss Before Income Taxes	(11,860,558)
Income tax benefit (expense)	(77,192)
Net Investment Loss, net of taxes	(11,937,750)
Net Realized Gain (Loss) on:
Investments	(9,800,918)
In-kind redemptions	1,206,233
Written Options	45,171,637
Securities sold short	(20,359,154)
Total Net Realized Gain	16,217,798
Change in Net Unrealized Appreciation (Depreciation) on:
Investments	(40,657,119)
Written Options	(275,983)
Securities sold short	(1,374,950)
Total Change in Net Unrealized Appreciation (Depreciation)	(42,308,052)
Net Realized and Change in Unrealized Loss	(26,090,254)
Net Decrease in Net Assets Resulting from Operations	$(38,028,004)
Foreign withholding taxes	$6,701

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

	InfraCap MLP ETF
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss, net of income taxes	$(11,937,750)	$(5,888,340)
Net realized gain on investments, written options and securities sold short, net of income taxes	16,217,798	31,422,159
Net change in unrealized depreciation on investments, written options and securities sold short, net of income taxes	(42,308,052)	(64,713,427)
Net decrease in net assets resulting from operations	(38,028,004)	(39,179,608)
Distributions to Shareholders[1]	—	(22,241,012)
Distributions to Shareholders from return of capital	(119,404,506)	(56,174,997)
Total distributions	(119,404,506)	(78,416,009)
Shareholder Transactions:
Proceeds from shares sold	250,592,039	507,687,243
Cost of shares redeemed	(60,217,441)	(4,818,432)
Net increase in net assets resulting from shareholder transactions	190,374,598	502,868,811
Increase in net assets	32,942,088	385,273,194
Net Assets:
Beginning of year	504,879,364	119,606,170
End of year[1]	$537,821,452	$504,879,364
Changes in Shares Outstanding:
Shares outstanding, beginning of year	60,300,004	11,250,004
Shares sold	31,550,000	49,500,000
Shares redeemed	(7,650,000)	(450,000)
Shares outstanding, end of year	84,200,004	60,300,004

1	See Note 2(j).

The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows

For the year ended October 31, 2018

InfraCap MLP ETF
Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(38,028,004)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(1,244,806,333)
Proceeds from sales of investment securities	1,344,970,987
Net proceeds from purchased and written options	52,834,959
Proceeds from securities sold short	713,088,083
Payments made to cover securities sold short	(757,997,416)
Net realized loss on investments	9,800,918
Net realized loss on securities sold short	20,359,154
Net realized gain on written options	(45,171,637)
Net realized gain on in-kind redemptions	(1,206,233)
Net change in unrealized depreciation on investments	40,657,119
Net change in unrealized depreciation on securities sold short	1,374,950
Net change in unrealized depreciation on written options	275,983
Decrease in deferred tax asset, net of valuation allowance	5,077,723
Increase in dividends and interest receivable	48,073
Decrease in income tax receivable	62,493
Increase in current tax payable	(7,334,344)
Decrease in prepaid expenses	2,173
Increase in prepaid taxes	(5,567,257)
Increase in tax reclaim receivable	(6,928)
Decrease in due from brokers	39,782,990
Increase in sub-advisory fees payable	(310,553)
Decrease in capital shares payable	1,575,091
Net cash provided by operating activities	129,481,991

Cash Flows from Financing Activities:
Proceeds from borrowings	89,828,561
Payments for fund shares sold in excess of in-kind creations	(116,454,426)
Distributions paid	(119,404,506)
Net cash used in financing activities	(146,030,371)
Net decrease in cash	(16,548,380)
Cash, beginning of year	29,272,403
Cash, end of year	$12,724,023
Supplementary information:
Interest paid on borrowings	$4,756,554
Taxes paid	7,850,030
Non-cash financing activities:
In-kind creations — Issued	310,385,825
In-kind creations — Redeemed	3,556,801

The accompanying notes are an integral part of these financial statements.

Financial Highlights

	InfraCap MLP ETF
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period October 1, 2014[1] Through October 31, 2014
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$8.37	$10.63	$14.28	$24.21	$25.00
Investment operations:
Net investment loss[2]	(0.15)	(0.17)	(0.08)	(0.06)	(0.01)
Net realized and unrealized loss	(0.32)	(0.01)	(1.49)[3]	(7.84)	(0.78)[3]
Total from investment operations	(0.47)	(0.18)	(1.57)	(7.90)	(0.79)
Less Distributions from:
Net Investment income	—	(0.59)	—	(0.30)	—
Return of capital	(1.51)	(1.49)	(2.08)	(1.73)	—
Total distributions	(1.51)	(2.08)	(2.08)	(2.03)	—
Net Asset Value, End of period	$6.39	$8.37	$10.63	$14.28	$24.21
Net Asset Value Total Return[4]	(7.65)%	(3.44)%	(8.60)%	(34.34)%	(3.17)%
Net assets, end of period (000’s omitted)	$537,821	$504,879	$119,606	$19,989	$6,052
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, including deferred income tax expense/benefit	2.40%[5]	1.93%[6]	1.36%[7]	1.11%[8]	2.70%[9]
Expenses, excluding deferred income tax expense/benefit	2.39%[5]	1.89%[6]	1.58%[7]	1.16%[8]	0.95%[9]
Net investment loss	(1.96)%	(1.73)%	(0.70)%	(0.36)%	(0.35)%[9]
Portfolio turnover rate[10]	255%	104%	90%	60%	0%[11,12]

1	Commencement of operations.
2	Based on average shares outstanding.
3	The per share amount of realized and unrealized loss on investments does not accord with the amounts reported in the Statements of Operations due to the timing of creation of fund shares in relation to fluctuating market values.
4	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
5	The ratios of expenses to average net assets include interest expense of 1.32% and dividend expense on securities sold short fees of 0.13%.
6	The ratios of expenses to average net assets include interest expense fees of 0.94%.
7	The ratios of expenses to average net assets include interest expense fees of 0.63%.
8	The ratios of expenses to average net assets include interest expense fees of 0.21%.
9	Annualized.
10	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
11	Not annualized.
12	Amount rounds to less than 1%.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

October 31, 2018

1. ORGANIZATION

The ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The shares of the InfraCap MLP ETF, a separate series of the Trust, are presented and referred to herein as “Fund Shares” or “Shares”. The offering of Shares is registered under the Securities Act of 1933 (the “Securities Act”).

Fund	Commencement of Operations
InfraCap MLP ETF	October 1, 2014

The Fund’s investment objective is to seek total return primarily through investments in equity securities of publicly traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”).

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(a) Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(c) Security Valuation

Equity securities and Exchange-Traded Funds are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”) or NASDAQ, at the NYSE or NASDAQ Official Closing Price. If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”).

Purchased and written options contracts listed on exchanges are valued at their reported mean of bid and ask quotations; over-the-counter derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

(d) Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Notes to Financial Statements (continued)

October 31, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2018, is disclosed at the end of the Fund’s Schedule of Investments.

(e) Security Transactions

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification.

(f) Investment Income and Return of Capital Estimates

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts.

(g) Investment Income and Expenses

Dividend income is recognized on the ex-dividend date. Expenses are recognized on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

The Fund pays all of its expenses not assumed by Infrastructure Capital Advisors, LLC (the “Sub-Adviser”) or Virtus ETF Advisers LLC (the “Adviser”). General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

(h) Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities which is reported as “Interest Expense” on the Statement of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

(i) Distributions to Shareholders

Distributions to shareholders are declared and paid on a monthly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach based on the Fund’s net cash flow received from portfolio investments.

The estimated character of the distributions paid will either be a dividend (ordinary income eligible to be treated as qualified dividend income) or a return of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a return of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period.

Notes to Financial Statements (continued)

October 31, 2018

Effective with the current reporting period, it is no longer required to present certain line items on the Statement of Changes in Net Assets. Such disclosure changes were not permitted retrospectively, therefore prior period amounts are presented below. For the year ended October 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income:

InfraCap MLP ETF	(22,241,012)

For the year ended October 31, 2017, undistributed net investment income/(distributions in excess of net investment income) included in net assets were as follows:

InfraCap MLP ETF	(28,780,267)

3. INVESTMENT MANAGEMENT RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, a wholly owned subsidiary of ETFis Holdings LLC, on behalf of the Fund. ETFis Holdings LLC is majority-owned by Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. For its services to the Fund, the Adviser is entitled to receive a fee, payable monthly, at an annual rate of 0.075% of the Fund’s average daily net assets, subject to a minimum annual fee of $25,000, paid by the Sub-Adviser as described below.

Sub-Advisory Agreement

The Sub-Adviser provides investment advice and management services to the Fund. Pursuant to an investment sub-advisory agreement among the Trust, the Sub-Adviser and the Adviser, the Sub-Adviser is entitled to receive a fee, payable monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. The Sub-Adviser has agreed to pay all expenses of the Fund, except the Sub-Adviser’s fee, brokerage expenses, taxes, interest, litigation expenses, payments under any 12b-1 plan adopted by the Fund, and other non-routine or extraordinary expenses of the Fund.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, ETF Distributors LLC (the “Distributor”) serves as the Fund’s principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Fund. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is a wholly owned subsidiary of Virtus.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is a wholly owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

Affiliated Shareholders

At October 31, 2018, the Sub-Adviser held shares of the Fund which may be redeemed at any time that aggregated to the following:

	Shares	% of shares outstanding
InfraCap MLP ETF	511,996	0.6%

Notes to Financial Statements (continued)

October 31, 2018

4. CREATION AND REDEMPTION TRANSACTIONS

The Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” Creation Units of the Fund are issued and redeemed generally in exchange for specified securities held by the Fund and a specified cash payment. Redemptions of Creation Units are effected principally for cash. In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. FEDERAL INCOME TAX

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. Currently, the federal income tax rate for a corporation is 21 percent. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax- deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

As of October 31, 2018	Current	Deferred	Total
Federal	$(4,720,654)	$2,856,457	$(1,864,197)
State	(279,877)	(828,559)	(1,108,436)
Valuation Allowance	—	3,049,825	3,049,825
Total Tax Expense/(Benefit)	$(5,000,531)	$5,077,723	$77,192

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of October 31, 2018
Deferred Tax Assets:
Net Operating Loss Carryforward	$2,463,007
Capital Loss Carryforward	271,714
Net Unrealized Loss on Investments	17,184,887
Other	9,901
Valuation Allowance	(17,672,888)
Net Deferred Tax Assets	$2,256,621

Notes to Financial Statements (continued)

October 31, 2018

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years. The Fund has a current capital loss carryforward of $1,161,934 of which $855,715 expires in 2021 and $276,219 of which expires in 2023. The Tax Cuts and Jobs Act (TCJA) eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. Therefore, net operating losses that may be generated by the Fund this year and in the future are eligible to be carried forward indefinitely to offset income generated by the Fund in those years but are no longer eligible to be carried back. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. The Fund has a current net operating loss carryforward of $10,532,604 of which $246,998 can be carried back 2 years and carried forward until expiration in 2036. The remaining $10,285,606 cannot be carried back and will be carried forward indefinitely until it is utilized. None of the $10,532,604 of net operating loss carryforward is subject to the aforementioned 80% limitation.

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a partial valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant changes in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in an adjustment of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax (benefit)/expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows for the Fund:

	Amount	Rate
Income Tax (Benefit) at Statutory Rate	$(7,969,671)	21.00%
State Income Taxes (Net of Federal Benefit)	⟨904,975)	2.38
Permanent Differences, Net	(353,069)	0.93
Effect of Tax Rate Change*	8,225,896	(21.68)
Provision to Return Adjustment	(70,646 ⟩	0.19
Impact of Capital Loss Carryback	(1,977,361)	5.21
Other	77,192	(0.20)
Valuation Allowance	3,049,826	(8.04)
Net Income Tax Expense/(Benefit)	$77,192	(0.21)%

*	The tax rate change listed in the table above is reflective of the change in deferred tax assets and liabilities due to the federal corporate tax rate change enacted by the TCJA as of December 22, 2017 (date of enactment). For tax years beginning after December 31, 2017, corporations will be taxed at a flat rate of 21% and no longer subject to the alternative minimum tax.

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period from inception to October 31, 2018, the Fund accrued penalties and interest of $77,192.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No U.S. federal or state income tax returns are currently under examination. The Fund’s tax years, October 31, 2015, October 31, 2016 and October 31, 2017, remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments excluding written options and securities sold short, for federal income tax purposes were as follows:

Fund	Federal Tax Cost Of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
InfraCap MLP ETF	$864,381,253	$18,552,006	$(87,865,188)	$(69,313,182)

Notes to Financial Statements (continued)

October 31, 2018

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscriptions in-kind and redemptions in-kind for the period ended October 31, 2018 were as follows:

	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
InfraCap MLP ETF	$2,024,926,682	$2,013,403,131	$310,385,825	$3,556,801

7. DERIVATIVE FINANCIAL INSTRUMENTS

Options

The Fund may write covered call and put options on portfolio securities and other financial instruments. Premiums received are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transactions to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current price. Changes in value of written options are reported as change in unrealized gain (loss) on written options in the Statement of Operations. When the written option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as realized gain (loss) on written options in the Statement of Operations. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund may purchase call and put options on the portfolio securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written positions. Changes in value of purchased options are reported as part of change in unrealized gain (loss) on investments in the Statement of Operations. When the purchased option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statement of Operations. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.
Transactions in derivative instruments reflected on the Statement of Assets and Liabilities at October 31, 2018, are:

Assets	Equity Risk
Investments*	$4,373,648

Liabilities	Equity Risk
Written options, at value	$5,713,531

*	Purchased option contracts are included in Investments on the Statement of Assets and Liabilities.

Transactions in derivative instruments reflected on the Statement of Operations during the year were as follows:

Net Realized Gain (Loss) on:	Equity Risk
Investments**	$(4,221,838)
Written options	45,171,637

**	Purchased option contracts are included in Net Realized Gain (Loss) on Investments on the Statement of Operations.
Change in Net Unrealized Appreciation (Depreciation) on:	Equity Risk
Investments***	$(2,694,140)
Written options	(275,983)

***	Purchased option contracts are included in Change in Net Unrealized Appreciation (Depreciation) on Investments in the Statement of Operations.

For the year ended October 31, 2018, the monthly average market value of the purchased options and written options contracts held by the Fund were $733,618 and $(10,332,981), respectively.

Notes to Financial Statements (continued)

October 31, 2018

8. BORROWINGS

The Fund entered into a Lending Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank. Borrowings under the Agreement are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Agreement, the Bank may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at the 3 Month LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. The Agreement has an on-demand commitment term. For the year ended October 31, 2018, the average daily borrowings under the Agreement and the daily average interest rate were $140,621,436 and 3.31%, respectively.

At October 31, 2018, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$232,511,574	3.76%

9. INVESTMENT RISKS

As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and statement of additional information contain this and other important information.

MLP Risk

Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

10. 10% SHAREHOLDERS

As of October 31, 2018, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	% of Shares Outstanding	Number of Accounts
InfraCap MLP ETF	51%	3

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is for filings made with the SEC after November 5, 2018. The adoption has not had an effect on the Fund’s net assets or results of operations.

Notes to Financial Statements (continued)

October 31, 2018

On November 17, 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. This update intends to reduce diversity in the presentation of restricted cash and restricted cash equivalents in the statement. Any restricted cash and restricted cash equivalents will be included as components of cash and cash equivalents as presented on the statement of cash flows. For the Trust, the effective date of this update is for periods beginning after December 15, 2017. At this time, management is evaluating the implications of this ASU and believes it will not have a material impact on the financial statements.

12. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

October 31, 2018

To the Board of Trustees of ETFis Series Trust I and Shareholders of InfraCap REIT Preferred ETF, Virtus Cumberland Municipal Bond ETF, Virtus Glovista Emerging Markets ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF and Virtus WMC Global Factor Opportunities ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (eight of the funds constituting ETFis Series Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations, the statement of cash flows for Virtus InfraCap U.S. Preferred Stock ETF, statements of changes in net assets, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations, the cash flows for Virtus InfraCap U.S. Preferred Stock ETF, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

InfraCap REIT Preferred ETF
Statement of operations for the year ended October 31, 2018, statements of changes in net assets and the financial highlights for the year ended October 31, 2018, and the period February 7, 2017 (inception) through October 31, 2017

Virtus Cumberland Municipal Bond ETF
Statement of operations for the year ended October 31, 2018, statements of changes in net assets and the financial highlights for the year ended October 31, 2018, and the period January 17, 2017 (inception) through October 31, 2017

Virtus Glovista Emerging Markets ETF	Statements of operations and of changes in net assets and the financial highlights for the period November 7, 2017 (inception) through October 31, 2018

Virtus InfraCap U.S. Preferred Stock ETF	Statements of operations, cash flows and of changes in net assets and the financial highlights for the period May 15, 2018 (inception) through October 31, 2018

Virtus LifeSci Biotech Clinical Trials ETF Virtus LifeSci Biotech Products ETF Virtus Newfleet Multi-Sector Bond ETF	Statements of operations for the year ended October 31, 2018, statements of changes in net assets and the financial highlights for each of the two years in the period ended October 31, 2018

Virtus WMC Global Factor Opportunities ETF
Statement of operations for the year ended October 31, 2018, statements of changes in net assets and the financial highlights for the year ended October 31, 2018, and the period October 10, 2017 (inception) through October 31, 2017

The financial statements of Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF and Virtus Newfleet Multi-Sector Bond ETF as of and for the year ended October 31, 2016 and the financial highlights for each of the periods ended on or prior to October 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 29, 2016 expressed unqualified opinions on those financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm (continued)

October 31, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 20, 2018

We have served as the auditor of one or more investment companies in Virtus ETF Solutions since 2017.

Report of Independent Registered Public Accounting Firm

October 31, 2018

To the Board of Trustees of ETFis Series Trust I and Shareholders of the InfraCap MLP ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of InfraCap MLP ETF (one of the funds constituting ETFis Series Trust I, hereafter referred to as the “Fund”) as of October 31, 2018, the related statements of operations and cash flows for the year ended October 31, 2018, the statements of changes in net assets, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the periods ended on or prior to October 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 29, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 20, 2018

We have served as the auditor of one or more investment companies in Virtus ETF Solutions since 2017.

Approval of Advisory Agreements & Board Considerations (unaudited)

October 31, 2018

Approvals with Respect to Virtus Glovista Emerging Markets ETF

The Board noted that, on May 17, 2017, at an in-person meeting (the “Meeting”) at which all of the Trustees who were not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) were present, the Board of Trustees (the “Board”) of ETFis Series Trust I (the “Trust”), including the Independent Trustees voting separately, reviewed and unanimously approved an investment advisory agreement between Virtus ETF Advisers LLC (the “Adviser”) and the Trust (the “Advisory Agreement”), and an investment sub-advisory agreement among Glovista Investments LLC (“Glovista”), the Adviser and the Trust (the “Glovista Sub-Advisory Agreement”), each with respect to the Virtus Glovista Emerging Markets ETF (the “Glovista Fund”).

At the Meeting, the Board received and reviewed a substantial amount of information provided by the Adviser and Glovista in response to requests of the Board and counsel, including, without limitation, a memorandum from the Adviser that included a description of the Adviser’s business, a copy of the Adviser’s Form ADV and certain other information about the Adviser to be considered in connection with the Trustees’ review process (the “Adviser Memorandum”), and a memorandum from Glovista that included a description of Glovista’s business, a copy of Glovista’s Form ADV and certain other information about Glovista to be considered in connection with the Trustees’ review process (the “Glovista Memorandum”). The Board also met in person with representatives of the Adviser and Glovista to discuss the proposed Glovista Fund.

Advisory Agreement

In deciding on whether to approve the Advisory Agreement on behalf of the Glovista Fund, the Board considered numerous factors, including:

The nature, extent, and quality of the services to be provided by the Adviser. The Board considered the responsibilities the Adviser would have under the Advisory Agreement and the services that would be provided by the Adviser to the Glovista Fund including, without limitation, the management, oversight and administrative services that the Adviser and its employees would provide to the Glovista Fund, the services already provided by the Adviser related to organizing the Glovista Fund, the Adviser’s coordination of services for the Glovista Fund by the Trust’s service providers, its compliance procedures and practices, and its efforts to promote the Glovista Fund. The Board also considered the quality of the services that the Adviser provides to other series in the Virtus fund complex, including other series of the Trust. The Board noted that many of the Trust’s executive officers are employees of the Adviser and serve the Trust without additional compensation from the Glovista Fund. After reviewing the foregoing information and further information in the Adviser Memorandum (including descriptions of the Adviser’s investment advisory services and its related non-advisory business), and discussing the Adviser’s proposed services to the Glovista Fund with the Adviser, the Board concluded that the quality, extent, and nature of the services proposed to be provided by the Adviser would be satisfactory and adequate for the Glovista Fund.

The investment management capabilities and experience of the Adviser. The Board evaluated the management experience of the Adviser in light of the services it will be providing. In particular, the Board received information from the Adviser regarding, among other things, the Adviser’s experience in organizing, managing and overseeing exchange-traded funds and coordinating their operation and administration. After consideration of these factors, the Board determined that the Adviser would be an appropriate manager for the Glovista Fund.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Glovista Fund. The Board examined and evaluated the arrangement between the Adviser and the Glovista Fund under the proposed Advisory Agreement, including the fact that the Adviser will utilize a “unified fee” structure to cap the Glovista Fund’s total expenses. The Board also considered potential benefits for the Adviser in managing the Glovista Fund, including promotion of the Adviser’s name and the interests of the Adviser in providing management and oversight services to the Glovista Fund. In addition, at the Meeting, the Board compared the management fee of the Glovista Fund (which also represents the anticipated total expense ratio for the Glovista Fund as a result of the unified fee structure) to the expense ratios of other funds considered by the Adviser to have similar investment objectives and strategies to the Glovista Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fee to be paid to the Adviser by the Glovista Fund would be appropriate and within the range of what would have been negotiated at arm’s length.

The extent to which economies of scale would be realized as the Glovista Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Glovista Fund’s investors. The Board considered that the Glovista Fund’s proposed fee arrangement with the Adviser involves a unified fee. The Board considered that the Glovista Fund would likely experience benefits from the proposed unified fee arrangement, and would continue to do so even after the Glovista Fund’s assets grow to a level where the Adviser is no longer required to reimburse the Glovista Fund’s ordinary operating expenses in excess of the amount received by the Adviser

Approval of Advisory Agreements & Board Considerations (unaudited) (continued)

October 31, 2018

under the unified fee. Accordingly, the Board concluded that the Glovista Fund’s fee arrangement with the Adviser would provide benefits through the proposed unified fee structure, and that, at the Glovista Fund’s projected asset levels, the Glovista Fund’s proposed arrangement with the Adviser would be appropriate.

Other benefits derived by the Adviser from its relationship with the Glovista Fund. The Board considered material “fall-out” or ancillary benefits that would accrue to the Adviser as a result of its relationship with the Glovista Fund (other than the advisory fee). The Board noted that ETF Distributors LLC (the “Distributor”), an affiliate of the Adviser, will serve as principal underwriter for the Glovista Fund, and that Virtus ETF Solutions LLC (the “Administrator”), also an affiliate of the Adviser, will serve as the operational administrator for the Glovista Fund. The Board noted that the Adviser will be responsible for the payment of any fees to the Distributor and the Administrator. The Board considered that the association of the Distributor and the Administrator with the Glovista Fund could result in non-quantifiable reputational benefits for those entities. Based on the foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the Advisory Agreement.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant. After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the Advisory Agreement on behalf of the Glovista Fund.

Sub-Advisory Agreement

In deciding on whether to approve the Glovista Sub-Advisory Agreement on behalf of the Glovista Fund, the Board considered numerous factors, including:

The nature, extent, and quality of the services to be provided by Glovista. The Board considered the responsibilities Glovista would have under the Glovista Sub-Advisory Agreement and the services that would be provided by Glovista including, without limitation, its investment advisory services, its compliance procedures and practices, and its efforts to promote the Glovista Fund. After reviewing the foregoing information and further information in the materials, including the Glovista Memorandum (which included descriptions of Glovista business and Glovista’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by Glovista would be satisfactory and adequate for the Glovista Fund.

The investment management capabilities and experience of Glovista. The Board evaluated the investment management experience of Glovista. In particular, the Board considered Glovista’s experience, including the experience of its portfolio managers, in implementing strategies similar to the one proposed for the Glovista Fund, and Glovista’s work on the underlying index that the Glovista Fund would seek to track. The Board discussed with Glovista the investment objective and strategies for the Glovista Fund and Glovista’s plans for implementing the strategies. The Board also considered the ability of Glovista to manage the Glovista Fund. After consideration of these factors, the Board determined that Glovista would be an appropriate manager for the Glovista Fund.

The costs of the services to be provided and profits to be realized by Glovista from its relationship with the Glovista Fund. The Board examined and evaluated the proposed arrangements between Glovista and the Adviser under the proposed Glovista Sub-Advisory Agreement. The Board noted that, under such arrangement, Glovista would contribute a portion of the costs of operating the Fund, insofar as Glovista would not begin to receive its sub-advisory fee under the Glovista Sub-Advisory Agreement until the Adviser is no longer required to reimburse the Glovista Fund’s ordinary operating expenses in excess of the amount received by the Adviser under the unified fee. The Board considered Glovista’s staffing, personnel, and methods of operating; Glovista’s compliance policies and procedures; the financial condition of Glovista and the level of commitment to the Glovista Fund by Glovista; the projected asset levels of the Glovista Fund; Glovista’s payment of a portion of the startup costs for the Glovista Fund; and the overall projected expenses of the Glovista Fund.

The Board also considered potential benefits to Glovista in managing the Glovista Fund, including promotion of Glovista’s name. The Board compared the sub-advisory fee of the Glovista Fund (which will be paid to Glovista by the Adviser from the unified fee) to the expense ratios of other funds considered by the Adviser to have similar investment objectives and strategies to the Glovista Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fee to be paid to Glovista would be appropriate and representative of an arm’s length negotiation.

Approval of Advisory Agreements & Board Considerations (unaudited) (continued)

October 31, 2018

The extent to which economies of scale would be realized as the Glovista Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Glovista Fund’s investors. The Board considered that the Glovista Fund’s proposed fee arrangement with the Adviser involves a unified fee, and that the Adviser is responsible for the payment of sub-advisory fees to Glovista. The Board considered that the Glovista Fund would likely experience benefits from the proposed unified fee arrangement, and would continue to do so even after the Glovista Fund’s assets grow to a level where the Adviser is no longer required to reimburse the Glovista Fund’s ordinary operating expenses in excess of the amount received by the Adviser under the unified fee. Accordingly, the Board concluded that the Glovista Fund’s fee arrangements with the Adviser and Glovista would provide benefits through the proposed unified fee structure, and that, at the Glovista Fund’s projected asset levels, the Glovista Fund’s proposed arrangement with Glovista would be appropriate.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the Glovista Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the sub-advisory arrangement, as outlined in the Glovista Sub-Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the Glovista Sub-Advisory Agreement on behalf of the Glovista Fund.

Approvals with Respect to Virtus InfraCap U.S. Preferred Stock ETF

On November 9, 2017, at an in-person meeting (the “Meeting”) at which all of the Trustees who were not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) were present, the Board of Trustees (the “Board”) of ETFis Series Trust I (the “Trust”), including the Independent Trustees voting separately, reviewed and unanimously approved an investment advisory agreement between Virtus ETF Advisers LLC (the “Adviser”) and the Trust (the “Advisory Agreement”), and an investment sub-advisory agreement among Infrastructure Capital Advisors, LLC (the “Sub-Adviser”), the Adviser and the Trust (the “Sub-Advisory Agreement”), each with respect to the Virtus InfraCap U.S. Preferred Stock ETF (the “Fund”).

At the Meeting, the Board received and reviewed a substantial amount of information provided by the Adviser and the Sub-Adviser in response to requests of the Board and counsel, including, without limitation, a memorandum from the Adviser that included a description of the Adviser’s business, a copy of the Adviser’s Form ADV and certain other information about the Adviser to be considered in connection with the Trustees’ review process (the “Adviser Memorandum”), and a memorandum from the Sub-Adviser that included a description of the Sub-Adviser’s business, a copy of the Sub-Adviser’s Form ADV and certain other information about the Sub-Adviser to be considered in connection with the Trustees’ review process (the “Sub-Adviser Memorandum”). The Board also met in person with representatives of the Adviser and the Sub-Adviser to discuss the proposed Fund.

Advisory Agreement

In deciding on whether to approve the Advisory Agreement on behalf of the Fund, the Board considered numerous factors, including:

The nature, extent, and quality of the services to be provided by the Adviser. The Board considered the responsibilities the Adviser would have under the Advisory Agreement and the services that would be provided by the Adviser to the Fund including, without limitation, the management, oversight and administrative services that the Adviser and its employees would provide to the Fund, the services already provided by the Adviser related to organizing the Fund, the Adviser’s coordination of services for the Fund by the Trust’s service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the quality of the services that the Adviser provides to other series in the Virtus fund complex, including other series of the Trust. The Board noted that many of the Trust’s executive officers are employees of the Adviser and serve the Trust without additional compensation from the Fund. After reviewing the foregoing information and further information in the Adviser Memorandum (including descriptions of the Adviser’s investment advisory services and its related non-advisory business), and discussing the Adviser’s proposed services to the Fund, the Board concluded that the quality, extent, and nature of the services proposed to be provided by the Adviser would be satisfactory and adequate for the Fund.

The investment management capabilities and experience of the Adviser. The Board evaluated the management experience of the Adviser in light of the services it will be providing. In particular, the Board received information from the Adviser regarding, among other things, the Adviser’s experience in organizing, managing and overseeing exchange-traded funds and coordinating their operation and administration. After consideration of these factors, the Board determined that the Adviser would be an appropriate manager for the Fund.

Approval of Advisory Agreements & Board Considerations (unaudited) (continued)

October 31, 2018

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Board examined and evaluated the arrangement between the Adviser and the Fund under the proposed Advisory Agreement, including the fact that the Adviser will utilize a “unified fee” structure to cap the Fund’s total expenses. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and the interests of the Adviser in providing management and oversight services to the Fund. In addition, at the Meeting, the Board compared the management fee of the Fund to the expense ratios of other funds with a unified fee considered by the Adviser to have similar investment objectives and strategies to the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fee to be paid to the Adviser by the Fund would be appropriate and within the range of what would have been negotiated at arm’s length.

The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered that the Fund’s proposed fee arrangement with the Adviser involves a unified fee. The Board considered that the Fund would likely experience benefits from the proposed unified fee arrangement, and would continue to do so even after the Fund’s assets grow to a level where the Adviser is no longer required to reimburse the Fund’s ordinary operating expenses in excess of the amount received by the Adviser under the unified fee. Accordingly, the Board concluded that the Fund’s fee arrangement with the Adviser would provide benefits through the proposed unified fee structure, and that, at the Fund’s projected asset levels, the Fund’s proposed arrangement with the Adviser would be appropriate.

Other benefits derived by the Adviser from its relationship with the Fund. The Board considered material “fall-out” or ancillary benefits that would accrue to the Adviser as a result of its relationship with the Fund (other than the advisory fee). The Board noted that ETF Distributors LLC (the “Distributor”), an affiliate of the Adviser, will serve as principal underwriter for the Fund, and that Virtus ETF Solutions LLC (the “Administrator”), also an affiliate of the Adviser, will serve as the operational administrator for the Fund. The Board noted that the Adviser will be responsible for the payment of any fees to the Distributor and the Administrator. The Board considered that the association of the Distributor and the Administrator with the Fund could result in non-quantifiable reputational benefits for those entities. Based on the foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the Advisory Agreement.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the Advisory Agreement on behalf of the Fund.

Sub-Advisory Agreement

In deciding on whether to approve the Sub-Advisory Agreement on behalf of the Fund, the Board considered numerous factors, including:

The nature, extent, and quality of the services to be provided by the Sub-Adviser. The Board considered the responsibilities the Sub-Adviser would have under the Sub-Advisory Agreement and the services that would be provided by the Sub-Adviser including, without limitation, its investment advisory services, its compliance procedures and practices, and its efforts to promote the Fund. After reviewing the foregoing information and further information in the materials, including the Sub-Adviser Memorandum (which included descriptions of the Sub-Adviser’s business and Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Sub-Adviser would be satisfactory and adequate for the Fund.

The investment management capabilities and experience of the Sub-Adviser. The Board evaluated the investment management experience of the Sub-Adviser. In particular, the Board considered the Sub-Adviser’s experience, including the experience of its portfolio managers, in implementing strategies similar to the one proposed for the Fund. The Board discussed with the Sub-Adviser the investment objective and strategies for the Fund and the Sub-Adviser’s plans for implementing the strategies. The Board also considered the ability of the Sub-Adviser to manage the Fund’s portfolio. After consideration of these factors, the Board determined that the Sub-Adviser would be an appropriate sub-adviser to the Fund.

The costs of the services to be provided and profits to be realized by the Sub-Adviser from its relationship with the Fund. The Board examined and evaluated the proposed arrangement between the Sub-Adviser and the Adviser under the proposed Sub-Advisory Agreement. The Board noted that, under such arrangement, the Sub-Adviser would contribute a portion of the costs of operating the Fund, insofar as the Sub-Adviser would not begin to receive its sub-advisory fee under the Sub-Advisory Agreement until the Adviser

Approval of Advisory Agreements & Board Considerations (unaudited) (continued)

October 31, 2018

is no longer required to reimburse the Fund’s ordinary operating expenses in excess of the amount received by the Adviser under the unified fee. The Board considered the Sub-Adviser’s staffing, personnel, and methods of operating; the Sub-Adviser’s compliance policies and procedures; the financial condition of the Sub-Adviser and the level of commitment to the Fund by the Sub-Adviser; and the projected asset levels of the Fund.

The Board also considered potential benefits to the Sub-Adviser in sub-advising the Fund, including promotion of the Sub-Adviser’s name. The Board compared the sub-advisory fee of the Fund (which will be paid to the Sub-Adviser by the Adviser from the unified fee) to the expense ratios of other funds considered by the Sub-Adviser to have similar investment objectives and strategies to the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fee to be paid to the Sub-Adviser would be appropriate and representative of an arm’s length negotiation.

The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered that the Fund’s proposed fee arrangement with the Adviser involves a unified fee, and that the Adviser is responsible for the payment of sub-advisory fees to the Sub-Adviser. The Board considered that the Fund would likely experience benefits from the proposed unified fee arrangement, and would continue to do so even after the Fund’s assets grow to a level where the Adviser is no longer required to reimburse the Fund’s ordinary operating expenses in excess of the amount received by the Adviser under the unified fee. Accordingly, the Board concluded that the Fund’s fee arrangements with the Adviser and the Sub-Adviser would provide benefits through the proposed unified fee structure, and that, at the Fund’s projected asset levels, the Fund’s proposed arrangement with the Sub-Adviser would be appropriate.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the sub-advisory arrangement, as outlined in the Sub-Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the Sub-Advisory Agreement on behalf of the Fund.

Trustees and Officers of the Trust (unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees of the Trust, their addresses, positions with the Trust, years of birth, length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees are set forth below. The SAI includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling the Adviser (toll-free) at (888)-383-4184.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
James Simpson Year of Birth: 1970	Trustee	Since Inception	President, ETP Resources, LLC (since 2009) (a financial services consulting company).	13	Trustee (since 2018), Asset Management Fund (5 portfolios); Trustee (since 2015), Virtus ETF Trust II (3 portfolios)
Robert S. Tull Year of Birth: 1952	Trustee	Since Inception	Independent Consultant (since 2013); Chief Operating Officer, Factor Advisors, LLC (2010-2013).	13	Trustee (since 2015), Virtus ETF Trust II (3 portfolios)
Stephen O’Grady Year of Birth: 1946	Trustee	Since 2014	Lead Market Maker, GFI Group (2011-2012); Partner, Kellogg Capital Markets (2004-2011).	13	Trustee (since 2015), Virtus ETF Trust II (3 portfolios); Trustee (2013-2015), Greenhaven LLC; Trustee (since 2014), Acacia Group LLC; Trustee (since 2014), ETFS Trust (5 portfolios)
Myles J. Edwards Year of Birth: 1961	Trustee	Since 2016	Chief Executive Officer (since 2018), Final Compliance; Chief Compliance Officer (since 2018), Knight Vinke; General Counsel, CCO and COO, Shufro, Rose & Co., LLC (2014-2018); General Counsel and CCO, Constellation Wealth Advisers, LLC (2011-2014).	13	Trustee (since 2015), Virtus ETF Trust II (3 portfolios)
INTERESTED TRUSTEE**
William J. Smalley Year of Birth: 1983	Trustee, President and Chief Executive Officer	Since Inception	President, Virtus ETF Solutions LLC (since 2012); Managing Principal, ETF Distributors LLC (since 2012); Managing Director, Virtus ETF Advisers LLC (since 2012); President and Chief Executive Officer, Virtus ETF Trust II (since 2015); Vice President, Factor Advisors, LLC (2010-2012).	10	None

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Kevin J. Carr Year of Birth: 1954	Secretary	Since 2015
Vice President and Senior Counsel (2017 to present); Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select Energy MLP Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; and Secretary (since 2015), Virtus ETF Trust II.
				N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception
President, Virtus ETF Advisers LLC (since 2013); Managing Director, Virtus ETF Solutions LLC (since 2013); Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II; President, Javelin Investment Management, LLC (2008-2013).
				N/A	N/A
Nancy J. Engberg Year of Birth: 1956	Chief Compliance Officer	Since 2015
Senior Vice President (since 2017); Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), Virtus ETF Trust II.
				N/A	N/A

The address for each Trustee and officer is 1540 Broadway, 16th Floor, New York, NY 10036. Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

*	As of October 31, 2018, the Fund Complex consisted of the Trust, which consisted of ten portfolios — InfraCap REIT Preferred ETF, ETF, Reaves Utilities ETF, Virtus Cumberland Municipal Bond ETF, Virtus Glovista Emerging Markets ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus WMC Global Factor Opportunities ETF and InfraCap MLP ETF, and Virtus ETF Trust II, which consisted of three portfolios — Virtus Newfleet Dynamic Credit ETF, Virtus Enhanced U.S. Equity ETF and Virtus Enhanced Short U.S. Equity ETF.
**	William J. Smalley is an “interested person” as defined in the Investment Company Act of 1940, because he is an employee of the Adviser.

Supplemental Information (unaudited)

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q (or any successor Form). The Funds Form N-Q (or any successor Form) are available without charge, upon request, by calling toll-free at (888) 383-4184. Furthermore, you may obtain the Form N-Q (or any successor Form) on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted daily on the Funds’ website at www.virtusetfs.com.

The Funds’ premium/discount information that is current as of the most recent month-end is available by visiting www.virtusetfs.com or by calling (888) 383-4184.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (888) 383-4184, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.virtusetfs.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available by calling toll-free at (888)383-4184 or by accessing the SEC’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended October 31, 2018, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by each Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

Funds	QDI	DRD
InfraCap REIT Preferred ETF	—	—
Virtus Cumberland Municipal Bond ETF	—	—
Virtus Glovista Emerging Markets ETF	74.41%	3.70%
Virtus InfraCap U.S. Preferred Stock ETF	48.39%	43.51%
Virtus LifeSci Biotech Clinical Trials ETF	—	—
Virtus LifeSci Biotech Products ETF	—	—
Virtus Newfleet Multi-Sector Bond ETF	—	—
Virtus WMC Global Factor Opportunities ETF	58.43%	23.32%

For federal income tax purposes, 60.06% of the income dividends paid by the Virtus Cumberland Municipal Bond ETF qualify as exempt-interest dividends.

For the fiscal year ended October 31, 2018, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

Funds	Foreign Source Income Recognized	Foreign Tax Credit Pass-Through
InfraCap REIT Preferred ETF	—	—
Virtus Cumberland Municipal Bond ETF	—	—
Virtus Glovista Emerging Markets ETF	$639,830	$93,847
Virtus InfraCap U.S. Preferred Stock ETF	—	—
Virtus LifeSci Biotech Clinical Trials ETF	—	—
Virtus LifeSci Biotech Products ETF	—	—
Virtus Newfleet Multi-Sector Bond ETF	—	—
Virtus WMC Global Factor Opportunities ETF	—	—

c/o ETF Distributors LLC
1540 Broadway, Suite 1610
New York, NY 10036

8572(12/18)

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. Pursuant to Item 13(a)(1), a copy of registrant’s amended code of ethics has been filed with the Commission. During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant's board of trustees believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $183,800 for 2018 and $228,100 for 2017.

(b)	Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0.00 for 2018 and $9,000 for 2017.

The aggregate fees billed in each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company were $250,413 for 2018 and $188,500 for 2017

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, and tax planning were $131,150 for 2018 and $148,550 for 2017.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company were $545,065 for 2018 and $528,565 for 2017.

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $13,897 for 2018 and $9,000 2017.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, other than the services reported in paragraphs (a) through (c) of this Item were $413,519 for 2018 and $617,992 for 2017.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $145,397 for 2018 and $157,550 for 2017.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

The registrant has established a separately-designated standing audit committee comprised of all the independent directors of the registrant. The members of the audit committee are Stephen G. O’Grady, James Simpson, Myles Edwards and Robert S. Tull.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

 Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is incorporated by reference to registrant’s Form N-CSR, filed January 8, 2018.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETFis Series Trust I

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(principal executive officer)

Date	1/7/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(principal executive officer)

Date	1/7/2019

By (Signature and Title)*	/s/ Brinton W. Frith
Brinton W. Frith, Treasurer and Principal Financial Officer
(principal financial officer)

Date	1/7/2019

* Print the name and title of each signing officer under his or her signature.